Annual Report
                       December 31,2002



                         Value Fund
                 Capital Appreciation Fund
                     Small Company Fund
                    Special Equity Fund
                 International Equity Fund
                Emerging Markets Equity Fund
                   Intermediate Bond Fund
                         Bond Fund
                     Global Bond Fund

                    The Managers Funds

                  access to excellence

			Table of Contents
                        -----------------
Letter to Shareholders ............................ ..    1

The Managers Funds Performance .................... ..    2
Complete performance table for all of The Managers
Funds and Managers AMG Funds as of December 31,2002

Investment Managers Comments and
Schedules of Portfolio Investments
  Value Fund .............................................4
  Capital Appreciation Fund...............................8
  Small Company Fund ....................................13
  Special Equity Fund ...................................17
  International Equity Fund .............................24
  Emerging Markets Equity Fund ..........................31
  Intermediate Bond Fund ................................36
  Bond Fund .............................................39
  Global Bond Fund ......................................44

Notes to Schedules of Portfolio Investments .............49

Financial Statements
Statements of Assets and Liabilities.....................50
   Funds 'balance sheet,net asset value (NAV)per share
   computation and cumulative undistributed amount
Statements of Operations ................................52
   Detail of sources of income,Fund expenses,and realized
   and unrealized gains (losses)during the period
Statements of Changes in Net Assets .....................54
   Detail of changes in Fund assets for the past
   two periods

Financial Highlights ....................................58
Historical net asset values per share,d stributions,
totalreturns,expense ratios,turnover ratios and net
assets for each Fund

Notes to Financial Statements ...........................63
Accounting and distribution policies,details of
agreements and transactions with Fund management
and description of certain investment risks

Report of Independent Accountants .......................69

Trustees and Officers ...................................70


Founded in 1983,The Managers Funds offers individual and institutional investors access to the experience and discipline of some of the world 's most highly regarded investment professionals.

Letter to Shareholders
------------------------------------------------------------
Dear Fellow Shareholders:

The best that can be said about the year 2002 is that it again proved the value of diversification and asset allocation. While foreign and domestic equity prices continued to wane, the prices of high quality debt securities rallied as investors searched for refuge. On the heels of improving GDP numbers and a strong rally in late 2001, many investors were hopeful that corporate profits and the stock markets had seen their lows. However, as we hoped would not happen but feared might, the vicious cycle that began in 2000 worsened during 2002. Investors and corporate managements alike reduced their risk exposure by selling equities and slashing capital expenditures, respectively. Despite falling interest rates, investors 'avoidance of risk raised the cost of capital for many cash needy businesses, or, in some cases, completely eliminated sources of capital. At the same time, the drastic slowdown in sales across many industries increased the stress on most companies and exposed significant overcapacity within the system. Just as the virtuous environment of the 1990s helped all competitors to prosper and covered over many weaknesses, the current downturn has laid bare the financial and managerial deficiencies of many corporations, and the dominoes continued to fall throughout 2002. The disclosures of accounting and corporate fraud that emanated from some of the largest and previously well-respected companies in our economy this past spring and summer were, we hope, a few of the final dominoes. Separately but equally important, continued terrorist activity around the globe, and the increasing probability of a military confrontation with Iraq has added uncertainty and thus risk to the market.

Throughout this environment the Funds included within this report had mixed results. We are disappointed with the nominal and relative results of most of our equity portfolios for 2002 and we have worked hard to identify weaknesses and improve their strengths. Although we must accept the market risk that goes along with maintaining essentially fully invested equity exposure, we structure our portfolios for consistency and hire managers that we expect to perform well in challenging environments. We made significant manager adjustments to three of the six equity funds during the year, and are encouraged to report that the relative performance of these Funds significantly improved during the second half of the year. As mentioned above, the debt markets performed quite well during the year and we are very pleased with the performance of both our Bond and Global Bond offerings. Particularly gratifying is the success of the manager replacement that we made in Global Bond Fund during the first quarter. Conversely, our Intermediate Bond Fund was particularly sensitive to the weakness in the credit markets during 2002 and performed below our expectations. We replaced the sub-advisor during the third quarter. We have included a more detailed review of the performance of each of these Funds, along with descriptions of the investment philosophies of each of the sub-advisors within this report.

Although it grew modestly (2.4%)in 2002, the U.S.
economy now seems to be at a rather vulnerable inflection point. Throughout 2001 and much of 2002, consumer spending fueled the economy while capital spending contracted. During the fourth quarter, business spending finally started to expand just as the consumer started to falter. Intuitively, these two components of the economy would eventually move in the same direction. The uncertainty over which trend will prevail in 2003 is the key impediment for today 's financial markets. Obviously an important facet of this uncertainty is the possibility of war in the Middle East.

Although we well understand the cyclicality of markets, we take little comfort in the fact that equity markets have rarely if ever gone down four years in a row. We believe that prices and interest rates have come down for valid reasons and that their future direction depends upon future events and the resolution of current uncertainties. We also believe that although the stock market 's price declines were broad in 2002, any continuation or reversal will be more disparate. The current environment is weeding out excess competition and should create a foundation from which quality businesses can prosper. We believe it is during these times that skilled, focused investment managers can build portfolios that will reward us in the years to come.

Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit our website,www.managersfunds.com. We thank you for your investment.

Sincerely,

/s/ Peter M. Lebovitz
---------------------
Peter M. Lebovitz
President & CEO
The Managers Funds LLC

/s/ Thomas G. Hoffman
----------------------
Thomas G. Hoffman, CFA
Director of Research
The Managers Funds LLC

----------------------------------------------------------------------------

THE MANAGERS FUNDS AND
MANAGERS AMG FUNDS PERFORMANCE (unaudited)
All periods ended December 31,2002
----------------------------------------------------------------------------


               		AVERAGE ANNUAL TOTAL RETURNS (1)
THE MANAGERS FUNDS:			                  SINCE    INCEPTION
EQUITY FUNDS:	    1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION     DATE
                    ------   -------  -------  --------  --------- ---------
Value		   (23.79)%   (4.86)%    .04%   8.58%     11.01%     Oct.'84
Capital
  Appreciation     (30.49)%  (28.20)%   3.41%   8.79%     11.88%     Jun.'84
Small Company(2)   (21.57)%     -        -        -     (16.15)%     Jun.'00
Special Equity     (21.98)%  (11.26)%   1.53%   9.95%     12.63%     Jun.'84
International
  Equity           (16.71)%  (16.39)%  (3.46)%  5.56%      8.56%     Dec.'85
Emerging Markets
  Equity(2)         (7.95)%  (12.45)%    -        -      (0.27)%     Feb.'98
U.S. Stock Market
  Plus(2)          (22.99)%  (15.64)%  (1.73)%  9.05%      9.64%     Jun.'92

INCOME FUNDS:
Money Market(2)       1.36%     3.76%    4.28%  4.33%      5.48%     Jun.'84
Bond(2)              10.98%    10.02%    7.35%  8.39%     10.19%     Jun.'84
Global Bond          18.85%     3.89%    3.78%    -        4.54%     Mar.'94
Intermediate Duration
  Government(2)       8.64%     8.80%    6.78%  7.29%      7.75%     Mar.'92
Intermediate Bond   (1.51)%     4.05%    3.93%  4.39%      7.14%     Jun.'84
Short Duration
  Government(2)       4.14%     5.53%    5.09%  5.26%      5.36%     Mar.'92
----------------------------------------------------------------------------
MANAGERS AMG FUNDS:
Essex Aggressive Growth
  Institutional Class  -          -        -       -    (16.49)%     Mar.'02
Essex Aggressive Growth
  Investor Class(2) (27.72)%  (22.23)%	   -       -    (11.02)%     Nov.'99
Frontier
  Growth(2,3)       (26.96)%  (18.22)%   0.53%  5.67%     11.45%     Mar.'88
Frontier Small Company
  Value(2)          (14.46)%      -        -       -     (0.83)%     Feb.'01
Rorer Large-Cap(2)  (20.52)%      -        -       -    (20.01)%     Dec.'01
Rorer Mid-Cap(2)    (13.35)%      -        -       -    (11.34)%     Dec.'01
Systematic Value(2)    -          -        -       -    (16.20)%     Apr.'02
Burridge Small Cap
  Growth(2,4)       (21.05)%      -        -       -     (0.42)%     Sep.'00
----------------------------------------------------------------------------
First Quadrant Tax-Managed
  Equity(2,5)
  Before Taxes      (19.52)%      -        -       -    (12.08)%     Dec.'00
  After Taxes on
   Distributions    (19.78)%      -        -       -    (12.22)%
  After Taxes on Distributions
   and Sale of Fund
   Shares           (11.98)%      -        -       -     (9.60)%
----------------------------------------------------------------------------

See the Noted to the Performance Table on the following page.

----------------------------------------------------------------------------
The Managers Funds and
Managers AMG Funds Performance (unaudited)
Notes to the Performance Table
----------------------------------------------------------------------------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL
FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY
BE MORE OR LESS THAN THE ORIGINAL COST. AN INVESTMENT IN
MANAGERS MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
GOVERNMENT AGENCY. ALTHOUGH MANAGERS MONEY MARKET FUND
SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER
SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
FUND. ADDITIONAL RISKS ARE ASSOCIATED WITH INVESTING IN
INTERNATIONAL AND EMERGING MARKETS, AND SUCH SECURITIES MAY
BE CONSIDERED SPECULATIVE. THERE ARE ALSO RISKS ASSOCIATED
WITH INVESTING IN SMALL-CAP COMPANIES, SUCH AS INCREASED
VOLATILITY. FOR MORE INFORMATION REGARDING THE MANAGERS
FUNDS AND MANAGERS AMG FUNDS, INCLUDING FEES, EXPENSES AND
RISKS, PLEASE CALL (800) 835-3879 OR VISIT OUR WEBSITE AT
WWW.MANAGERSFUNDS.COM FOR A PROSPECTUS. PLEASE READ THE
PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THE
PROSPECTUS IS NOT AN OFFER TO SELL SHARES IN THE FUNDS.
DISTRIBUTED BY MANAGERS DISTRIBUTORS, INC., A NASD MEMBER.

(1) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.
    Year to date total returns are based on calendar year.
(2) From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
(3) The "Since Inception" return, and returns for all periods beginning prior to 10/1/00, for the Frontier Growth
    Fund reflect performance linked with the Frontier Growth predecessor fund which began operations on March
    7,1988. Only quarterly returns are available prior to 10/1/00 and thus not all returns are available for "intra-quarter" periods. The predecessor fund's objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund's. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. The performance of the predecessor fund was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used.
(4) The "Since Inception" return, and returns for all periods beginning prior to 6/25/02, for the Burridge Small Cap
    Growth Fund reflect performance linked with a "Predecessor Account" which began operations on September 27,2000.
    The Predecessor Account's objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund's. The Predecessor Account was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the Predecessor Account had been registered as a mutual fund, the Account's performance may have been adversely affected.
    The performance of the Predecessor Account was calculated according to the standardized SEC method.
(5) After-tax returns are calculated by Lipper using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on distributions for a period may be the same as Return Before
    Taxes for the same period if no distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than, or equal to, Return After Taxes on distributions for the same period because of losses realized on sale of Fund shares.

MANAGERS VALUE FUND
------------------------------------------------------------------------
MANAGERS VALUE FUND ("Value") is a value oriented stock fund seeking long-term capital appreciation through a diversified portfolio of medium and large capitalization companies. MANAGERS currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio:a team led by Jeffrey Shaw of Armstrong Shaw Associates Inc. ("Armstrong Shaw "),hired in March 2000,and John Liang of Osprey
Partners Investment Management ("Osprey "),hired in September 2001.

THE PORTFOLIO MANAGERS
Armstrong Shaw Associates Inc.
------------------------------
Jeff and the investment management team at Armstrong Shaw take a disciplined absolute value approach to investing in the equity market. Their goal is to purchase companies that are selling at a substantial discount to intrinsic value. Shaw defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing operation to a knowledgeable buyer. This approach permits price appreciation, if the stock grows into its intrinsic value, while limiting the risk of significant price depreciation.

Shaw begins by screening the universe of domestic stocks for those with market caps more than $1 billion, P/E ratios below the market average, EPS growth better than 10% and return on equity better than 15%.
Shaw might also search for certain events or special situations such as restructurings, industry events, or legislative changes. After narrowing the universe to about 200 mid-and large-cap names, the investment team analyzes the companies by speaking with management, suppliers and customers and examining financial statements. Qualitatively, Shaw prefers companies with discernable business franchises and a management team with a successful track record. The importance of a strong business model and management team in Shaw 's approach cannot be overemphasized. Unlike a deep value manager where price is the main concern, Shaw is willing to pay a bit more for a company with a strong business plan as long as the price is still below what he estimates as the intrinsic value. Quantitatively, the team compares the stock prices to cash flows, EPS,sales, etc. Shaw will estimate the stock 's intrinsic value and purchase stocks only when they are selling for less than 70% of the estimated intrinsic value.

This results in a portfolio of 30-40 of the team 's best ideas.
Another 100 or so remain on a watch list for future consideration.
Shaw sets target prices on these stocks that reflect his expectation of 30-50% price appreciation over the next 2-3 years. Thus, turnover tends to be low. The portfolio 's performance is driven by each stock 's appreciation toward its intrinsic value along with rising intrinsic value in response to improved business or industry outlooks. Armstrong Shaw will sell a position when a price target is reached, the company 's fundamentals deteriorate, or if it reports below-expectation financial results. Additionally, a drop in price of 20% from average cost triggers an automatic review process for potential sale.

Osprey Partners Investment Management, LLC
------------------------------------------
As traditional value investors, John Liang and the investment team at Osprey Partners Investment Management seek to identify undervalued stocks with low price to earnings (P/E)and price to cash flow (P/CF)ratios. At the same time, Osprey 's investment team focuses its in-depth bottom-up analysis to identify fundamentally strong, well-managed companies.

The initial step is to screen the investment universe for companies with a market cap above $1.5 billion and a P/E ratio at least 20% less than the P/E ratio of the S&P 500. The analysts will also review other metrics to determine which companies warrant further investigation, favoring companies with low debt to capital, low price to cash flow, and low price to book ratios. The next step of the process is to determine the strength and risks of each company 's business. Each idea is presented to the Research Committee, which determines which securities warrant further analysis and which should be considered for inclusion in the portfolio. The analysts focus on each company 's balance sheet and income statement, earnings quality and sustainability, and profit margin trends. An in-depth assessment of management 's capability and reputation is crucial because many of the companies that Osprey considers have either fallen in price or have not risen as much as some of their peers. Thus, Osprey analysts meet management to review the company 's business models, use of cash, competitiveness, and any acquisition strategies. John and the analysts also monitor the macroeconomic backdrop to determine how industry-level factors could affect a company's competitiveness or business plan. All of this is intended to identify well-managed companies that are strong competitors. After all research is completed, purchase ideas are considered by the firm 's Investment Committee. This group is responsible for all

VALUE
------------------------------------------------------------------------
portfolio management decisions, most importantly what stocks to buy or sell and when to add to or trim a position. In order to purchase a stock, the group must reach a consensus, and an initial position is typically 2%. Industry exposure is monitored to ensure diversification; no industry can comprise more than 15% of the portfolio.

The portfolio will typically consist of 35-45 stocks spread among 15-20 industry groups. A position is sold when the P/E ratio exceeds the P/E ratio of the market, when it appreciates to a predetermined price target, if fundamentals change, or if a better idea should present itself. Additionally, a 20% drop relative to the market prompts a review and positions exceeding 6% of the portfolio are scaled back. The investment team tends to have an investment time horizon of 2 years or more; and the portfolio turnover has been 25% to 40% annually.

THE YEAR IN REVIEW
------------------
During 2002, the Fund declined 23.79% compared to a decline of 22.10% for the S&P 500. Broad markets declined for the third consecutive year and as might be expected the value biased indices held up slightly better than the growth indices for the third straight year.However the character of the market 's decline changed around mid-year, and so did the Fund's relative performance.

The year started out well for the Fund as the domestic stock market rose modestly reflecting the conservative optimism of investors. On one hand, shares of cyclical and inflation-sensitive companies, such as those in the consumer, basic materials, and energy sectors, rose as evidence of a recovering economy encouraged investors. On the other hand, the higher-tech sectors traded lower after having risen so quickly during the fourth-quarter of 2001. Telecom stocks within the S&P 500 declined by 15% while information technology shares fell over 7% .
The Fund 's strong performance came from every sector except for relatively small allocations to IT and telecom sectors where it benefited from the managers'avoidance of technology stocks amid continued industry wide pessimism. The managers'discipline of investing in companies with strong fundamentals and better intrinsic value led them to focus their purchases in consumer staples as the sector outlook improved, and healthcare as valuations improved.

As the market began to sell-off near the end of the first quarter, the Fund continued to perform relatively well with positive contribution coming from stocks within the healthcare and consumer discretionary sectors. However,as disturbing corporate disclosures continued to surface from companies previously considered reliable, and as corporate profits failed to recover as hoped, investors lost confidence in stocks all together. The market 's third quarter sell-off was indiscriminate. Every major stock index in the U.S. fell by at least 15% . The broad U.S.stock indexes fell to their lowest level in over four years and had their worst quarterly return since the fourth quarter of 1987. Every sector within the broad market declined, and only health care fell by less than 10% . Each industry group in the S&P 500 declined, with 48 out of 54 industries falling by more than 10%. The Fund participated fully in this decline, and underperformed due to a few large holdings in particular.
JP Morgan, a large position at mid-year, was hurt by the slowdown in capital markets activity and particularly damaged by having exposure to a number of corporate scandals. EDS, projected earnings lower than previously expected and was cited for questionable accounting practices. The manager subsequently liquidated the position.

After bottoming in early October, the market recovered modestly during the remainder of the year and Fund performed similarly. Despite the fact that the information technology and telecommunications sectors rose the most during this period, the Fund kept pace on the strength of its few tech and telecom positions as well as a significant position in Merck which appreciated 25% upon reaffirming its earnings growth estimates. In addition,the portfolio 's industrial and consumer discretionary positions performed well.

Throughout the year the Fund maintained a large allocation in financial companies,most of it in the diversified financials industry with a small allocation to banks and insurance companies. Mirroring the rest of the portfolio, this position worked well during the early portion of the year,but provided no shelter during the broad decline. During the year Osprey initiated several new financial positions including insurance carriers such as Travelers, Hartford
Financial Services and MBIA, along with FNMA, thereby increasing the Fund's allocation to financials toward the end of 2002. There were a few positions that bucked the market trend and appreciated during the year principally as a result of improving fundamentals. These included Textron, Oxford Health Plans, Regions Financial, Allstate, Rio Tinto and Du Pont.

LOOKING FORWARD
---------------
As mentioned the portfolio continues to be heavily invested in financials, as both managers find the valuations to be attractive. Within this sector the managers have doubled their allocation in the insurance industry, as they believe companies will benefit from more conservative underwriting and increased premiums. In addition,they believe that any market recovery will benefit investment banks/brokers as merger and acquisition activity picks up.The Fund has less than 4% in each of the information technology and telecommunications sectors as the managers trimmed holdings throughout the year.They are currently optimistic about prospective returns in their holdings, particularly compared to the meager yields available from interest bearing securities.

Cumulative Total Return Performance
-----------------------------------
Value Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy though changes in the aggregate market value of those stocks.The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Value Fund on December 31,1992,to a $10,000 investment made in the S&P 500 for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31,2002.

		Value of $10,000 Investment
		---------------------------

Year Ended	Value		S&P 500 Index
----------	-----           -------------
12/31/92	$10,000		$10,000
12/31/93	 11,248		 11,008
12/30/94	 11,356		 11,153
12/29/95	 15,257		 15,344
12/31/96	 17,863		 18,867
12/31/97	 22,719		 25,162
12/31/98	 25,384		 32,353
12/31/99	 26,439		 39,161
12/29/00	 29,031		 35,596
12/31/01	 29,879		 31,365
12/31/02	 22,770		 24,433



	AVERAGE ANNUALIZED TOTAL RETURN
        -------------------------------
			ONE		FIVE		TEN
			YEAR		YEARS		YEARS
			----		-----		-----
Value			-23.79%		 0.04%		8.58%
S&P 500 Index		-22.10%		-0.59%		9.34%




Managers Value Fund
-------------------

Top Ten Holdings (out of 68 securities)  	  % Fund
---------------------------------------------------------
Citigroup,Inc.*					    3.7%
Emerson Electric Co.*				    3.2
Merck &Co.,Inc.*				    3.1
CVS Corp.*					    2.6
ChevronTexaco Corp.				    2.5
Safeway,Inc.*					    2.3
Freddie Mac *					    2.1
FleetBoston Financial Corp.			    2.1
Textron,Inc.*					    2.0
ConocoPhillips 					    1.9
                                                   -----
   Top Ten as a Group				   25.5%
						   =====

*Top Ten Holding at June 30,2002

Industry Weightings
------------------------------------
Financials			28.8%
Consumer iscretionary 		15.1
Industrials 			13.2
Health Care 			11.4
Energy 				8.7
Consumer Staples 		7.1
Materials 			5.7
Telecommunication Services 	3.3
Information Technology 		2.6
Utilities 			1.7
Other			 	2.4


				Managers Value Fund
				 December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
Security Description		Shares		Value
------------------------------------------------------------------
COMMON STOCKS - 97.6%
Consumer Discretionary - 15.1%
  Comcast Corp.,Special Class A,
   non-voting shares*	        32,800 	      $ 740,952
  Clear Channel Communications,
   Inc.*			13,100 		488,499
  Gannett Co.,Inc.		 9,450 		678,510
  Jones Apparel Group,Inc.*	15,600 		552,864
  Liberty Media Corp.*	       100,100          894,894
  McDonald 's Corp.		37,900 		609,432
  Office Depot,Inc.*		52,800 		779,328
  RadioShack Corp.		41,100    	770,214
  Whirlpool Corp.		16,700 		872,074
  Yum!Brands,Inc.*		35,100 		850,122
    Total Consumer Discretionary  	      7,236,889

Consumer Staples - 7.1%
  CVS Corp.			49,600 	      1,238,512
  Kimberly-Clark Corp.		13,555          643,456
  Safeway,Inc.*			46,800        1,093,248
  Supervalu,Inc.		26,300 		434,213
    Total Consumer Staples                    3,409,429

Energy - 8.7%
  ChevronTexaco Corp.		18,400 	      1,223,232
  ConocoPhillips 		18,774 		908,474
  Devon Energy Corp.		13,800 		633,420
  Kerr-McGee Corp.		19,200 		850,560
  Transocean,Inc.		23,800 		552,160
    Total Energy 			      4,167,846

Financials - 28.8%
  ACE Ltd.       		18,100 		531,054
  Allstate Corp.,The 		19,700 		728,703
  American Express Co.		22,000 		777,700
  Chubb Corp.			14,200 		741,240
  Citigroup,Inc.		50,468 	      1,775,969
  Fannie Mae 			 3,400 		218,722
  FleetBoston Financial Corp.	41,477 	      1,007,891
  Freddie Mac 			17,400 	      1,027,470
  Goldman Sachs Group,Inc.	 8,500 	        578,850
  Hartford Financial Services Group,
   Inc.				10,400 		472,472
  John Hancock Financial Services,
   Inc.				23,500 		655,650
  MBIA,Inc.			10,400 		456,144
  MBNA Corp.			29,807 		566,929
  Mellon Financial Corp.	25,200 		657,972
  Merrill Lynch &Co.,Inc.	14,200 		538,890
  MGIC Investment Corp.		19,400 		801,220
  National City Corp.		17,100 		467,172
  Regions Financial Corp.	19,300 		643,848
  Travelers Property Casualty Corp.
   Class A*			 2,044 		 29,945
  Travelers Property Casualty Corp.
   Class B*			31,094 		455,527
  Wells Fargo &Co.		14,349 		672,538
    Total Financials 			     13,805,906

Health Care - 11.4%
  Abbott Laboratories 		20,400 		816,000
  Beckman Coulter,Inc.		14,800 		436,896
  HCA -The Healthcare Company 	16,900 		701,350
  IMS Health,Inc.		43,000 		688,000
  McKesson Corp.		17,300 		467,619
  Merck &Co.,Inc.		26,000 	      1,471,860
  Oxford Health Plans,Inc.*	24,400 		889,380
    Total Health Care 			      5,471,105

Industrials - 13.2%
  Boeing Co.(The)		13,800 		455,262
  Cendant Corp.*		80,800 		846,784
  CNF Transportation,Inc.	12,500 		415,500
  Emerson Electric Co.		30,600 	      1,556,010
  General Electric Co.		32,600 		793,810
  Honeywell International,Inc.	22,300 		535,200
  Pitney Bowes,Inc.		25,200 		823,032
  Textron,Inc.			21,800 		937,182
    Total Industrials 			      6,362,780

Information Technology - 2.6%
  Arrow Electronics,Inc.*	35,300 		451,487
  Hewlett-Packard Co.		31,926 		554,235
  NCR Corp.*			10,400 		246,896
    Total Information Technology 	      1,252,618

Materials - 5.7%
  Alcoa,Inc.			21,900 		498,882
  Dow Chemical Co.		18,300 		543,510
  E.I.duPont de Nemours
   &Co.,Inc.			19,650 		833,160
  Engelhard Corp.		 9,600 		214,560
  Rio Tinto PLC-Sponsored ADR	 8,200 		652,146
    Total Materials 			      2,742,258

Telecommunication Services - 3.3%
  Alltel Corp.			 8,500 		433,500
  SBC Communications,Inc.	22,600 		612,686
  Verizon Communications,Inc.	13,585 		526,419
    Total Telecommunication Services 	      1,572,605

Utilities - 1.7%
  Exelon Corp 			16,000 		844,320

Total Common Stocks
  (cost $49,744,704)			     46,865,756

Other Investment Company - 1.3% (1)
  JPMorgan Prime Money Market
   Fund,Institutional Class
   Shares,1.32%(cost $608,595)  608,595 	608,595

Total Investments - 98.9%
  (cost $50,353,299)			     47,474,351
                                           ------------
Other Assets,less Liabilities - 1.1%		526,427

Net Assets - 100.0%			   $ 48,000,778
                                           ============


The accompanying notes are an integral part of these financial statements

Managers Capital Appreciation Fund
------------------------------------------------------------------
Managers Capital Appreciation Fund ("Capital Appreciation") is a growth oriented stock fund seeking long-term capital appreciation through a diversified portfolio of equity securities. Managers currently utilizes two independent subadvisors who each manage approximately half of the total portfolio: Joseph McNay and Dan Beckham at Essex Investment Management Company, LLC, hired in March 1997 and Kristin Yates at Holt-Smith & Yates Advisors, Inc., hired in June 2001.

The Portfolio Managers
Essex Investment Management Co., LLC
------------------------------------
The investment team at Essex,led by Joe McNay,focuses on the principle that a company 's earnings growth and profitability will drive its future price performance.Essex attempts to identify companies that have accelerating, sustainable earnings growth and the potential for superior revenue growth and margin expansion. Ideally, Essex searches for companies that have a dominant product or service and a strong management team. Although not "value "managers, Essex is value conscious, and seeks investments that are under-owned or attractively priced relative to Essex's growth projections.Companies that meet all these criteria are defined as "franchise opportunities".

The research and portfolio management team at Essex generates ideas by visiting companies and attending conferences and trade shows,as well as through database screening. Then they develop earnings models and projections, evaluate balance sheet strengths and weaknesses, and speak with company managements.

Upon initiating a position,Essex applies risk controls to limit negative effects. These consist of price targets, individual position limits of 5% of the portfolio, and a maximum industry exposure limit of 20% of the portfolio. Companies are sold for several reasons: a perceived loss of dominant position, an earnings disap-pointment,excess value versus forecasted growth, or if there is a better opportunity elsewhere.

The result is that Essex 's portfolio is comprised of a blend of large multinationals with dynamic medium to large industry leaders. The portfolio 's market cap ranges from $1 billion to $100 billion with 50 to 60 compa-nies that display sustainable, high quality earnings growth at reasonable valuations.

Holt-Smith & Yates Advisors, Inc.
-------------------------------
The investment team at Holt-Smith & Yates Advisors ("Holt-
Smith & Yates"),led by Kristin Yates,employs a disciplined bottom-up approach to identifying attractive mid-and large-capitalization growth investment opportunities.

The investment philosophy is that the most attractive opportunities exist in companies with established above-average products and/or services, as opposed to companies with growth prospects stemming from other factors, such as temporary pricing increases or speculative products. Yates seeks to earn returns from what she calls "double layer "stock price appreciation. If growing companies are purchased at reasonable valuations, then growth in earnings will drive the stock price higher over the longer term and the consistency and persistence of the earnings growth may drive the market valuation (Price/Earnings Ratio) higher as well.
An important tenant of the investment philosophy is to focus on the longer-term prospects of a few candidates that meet their somewhat restrictive factor model.

Holt-Smith & Yates uses a disciplined process in selecting the securities for the portfolio.There are seven factors that the investment team looks at to identify an attractive investment. None of these factors are strict portfolio screens designed to filter out companies from the universe. Rather, each factor is assessed quantita-tively and in relation to the other factors.The initial five of these factors are looked at for the entire universe of medium-and large-capitalization U.S.companies. They include an assessment of historical sales and earnings trends in order to gain conviction about the company 's prospects, forecasts for earnings growth (both consensus and internal forecasts), analysis of profit margin trends to identify from where growth is coming, calculations of a company's debt load, and some measure of the industry conditions for that company. The first three of these factors are designed to identify companies with real earnings growth prospects. Typically, Holt-Smith & Yates would like to see companies with above-average forecasted earnings growth, that have shown the ability to expand in the past and whose growth is driven by increasing unit demand. The debt level factor is studied as a form of risk control to make sure the company can continue its growth without unwieldy debt burdens. Here they would prefer to see companies with a debt/capital ratio of less than 50%. Finally, the investment team will assess the industry conditions using a combination of quantitative and qualitative measures.
The result of this five-factor analysis is to pare the universe of stocks by about 80%.

Capital Appreciation
--------------------
The remaining companies are further analyzed to determine their attractiveness using the final two factors:
valuation and ownership. Holt-Smith & Yates measures each company's P/E ratio (using forward earnings) versus its expected growth over the next three to five years. They typically will only purchase companies with a P/E to Growth (PEG) ratio of less than that of the current portfolio. The investment team also looks at the ownership structure of the companies, in the belief that certain ownership structures can result in stock price movements and volatility that stem more from technical factors than from a company's fundamental attractiveness. They prefer that company insiders own a significant, but less than 50% , portion of the company and that there is lower than average institutional ownership. The result of this analysis typically narrows the list of opportunities to 40-60 stocks.

The final step in the investment process is to determine whether any of these companies fit into the current portfolio. It is important that the portfolio be diversified by industry, that its expected growth rate remains above average (S&P 500), and that its overall PEG ratio remains below average. The team will generally establish a new position of 4% - 5% of the portfolio, and will not sell or buy more based on market changes alone. Holt-Smith &Yates will pare back its winners if a position's size has risen significantly higher than average and/or if its PEG ratio becomes excessive. If fundamentals and the long-term expected growth rate deteriorate the team will eliminate a position entirely. It is important to note that they will not sell a position outright based solely on valuation or short-term earnings fluctuations, rather they will take profits but will generally hold onto winners until the long-term fundamental growth slows to a below-average level. The result is a portfolio consisting of about 20 to 25 positions.
Because they are long-term investors,Holt-Smith &
Yates typically exhibits a relatively low turnover ratio of below 30% per year.

The Year in Review
------------------
For the year 2002,Capital Appreciation declined
30.49% compared with a decline of 22.10% for the S&P
500. Corporate and executive malfeasance, bankruptcy filings, lingering fear of war with Iraq, benign corpo-rate spending, oil strikes, and overall investor insecurities surrounding the economy caused the market's steep decline. Facing far-reaching uncertainty, investors favored the safety of cash, bonds, and precious metals. On a somewhat positive note, the consumer did its part in attempt to buoy the economy by continuing to spend despite the adverse economic conditions. Little surprise then, that the top-performing sector within the S&P 500 was consumer staples, which declined only 4.5% while on the other end of the spectrum, telecommunications stocks declined by an average of 34.4% for the year. The
Nasdaq Composite fell 31.27% through 2002, marking the third straight annual decline of greater than 20%. It was also the third consecutive year that the Russell 1000 Growth Index significantly underperformed its value complement.

Heading into 2002,the Fund 's make-up had a barbell quality.
A portion was positioned for an economic and capital spending recovery and a portion was allocated toward more predictable growth companies. The aggressive portion faltered, as business managers remained conservative in their capital spending budgets. More than 30% of the Fund was invested in the information technology sector, and these shares declined almost 11% on average. While much of the "predictable growth" portion of the Fund performed well, two large holdings, Tyco and Elan,fell sharply on concerns of corporate misconduct and deceptive corporate reporting. Thus, while the market as a whole was little changed in the first quarter of 2002, the Fund fell by over 5%. After further disturbing news releases and the resulting drop in share prices, both Tyco and Elan were sold in June.

Meanwhile, there was indiscriminate selling across the domestic equity markets in the second and third quarters. Over the course of the six-month period, all but one of the 54 industry groups tracked by S&P fell and the S&P 500
Index as a whole dropped 17.28%. The technology and telecommunication sectors were the hardest hit.
The Fund's technology shares held up relatively well, with contributions from top holdings Intuit and Zebra Technologies. Unfortunately, a few positive stories were not enough to overcome the breadth of pain felt by all investors during this period.

Share prices rallied broadly during the fourth quarter, led by sharp rises in telecom and technology shares.
Still, not all "growth "sectors rose so sharply; health care stocks gained less than 5% and consumer discretionary stocks rose less than 2% during the quarter. The Fund's rebound during the fourth quarter, although welcome, was a little below expectations. On the positive side, the Fund's tech holdings, including ADC Telecommunications and Network Associates, performed well.The Fund's industrial holdings also did well,rising over 14% compared to about a 5% gain for the industrials in the S&P 500. Unfortunately, the Fund's health care holdings declined on average during the quarter. Generic drug maker Andrx was the Fund's worst performing stock after a court ruled in October that it had infringed on a drug patent of AstraZeneca. The stock was sold in late December. Triad Hospitals declined after being associated with the Tenet Healthcare\Medicaid fiasco in November. Triad was also liquidated during the quarter, as both managers exercised little patience with companies that were linked to management misconduct.

Looking Forward
---------------
As of the year-end, Essex's portfolio was positioned with concentrations in technology, health care, and consumer discretionary. Despite not fully participating in the October and early November market rally, the managers felt they gained insights from it that will guide them to real and sustainable growth opportunities when the market, as it inevitably does, rationalizes. The missed opportunities in the short-term are often the price to be paid for an investment strategy positioned for success over the long run.

The investment team at Holt-Smith & Yates ("HS&Y") made few changes to the portfolio throughout the year as they are optimistic about the long-term earnings prospects of their positions. HS&Y established a new position in the California managed health care company
Wellpoint Health Networks. They are optimistic of
Wellpoint's potential for earnings appreciation due to strong enrollment growth, product innovation, and technology development. Given HS&Y's expectations for 15% growth at a price of 14 times forward earnings, the position is a good fit within their existing portfolio.

Cumulative Total Return Performance
-----------------------------------
Capital Appreciation's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy though changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends.
This chart compares a hypothetical $10,000 investment made in Capital Appreciation on December 31,1992, to a $10,000 investment made in the S&P 500 for the same time period. The graph and table does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2002.


		Value of $10,000 Investment
		---------------------------

		Capital
Year Ended	Appreciation	S&P 500 Index
----------	------------    -------------
12/31/92	$10,000		$10,000
12/31/93	 11,668		 11,008
12/30/94	 11,490		 11,153
12/29/95	 15,326		 15,344
12/31/96	 17,425		 18,867
12/31/97	 19,644		 25,162
12/31/98	 30,908		 32,353
12/31/99	 62,749		 39,161
12/29/00	 48,817		 35,596
12/31/01	 33,416		 31,365
12/31/02	 23,228		 24,433



		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		FIVE		TEN
			YEAR		YEARS		YEARS
			----		-----		-----
Capital
Appreciation		-30.49%		 3.41%		8.79%
S&P 500 Index		-22.10%		-0.59%		9.34%


Managers Capital Appreciation Fund
----------------------------------

Top Ten Holdings (out of 68 securities)  	% Fund
------------------------------------------------------
Dell Computer Corp.*			 	4.7%
Fiserv, Inc.*				       	3.8
Intuit, Inc.*				    	3.7
American International Group, Inc.*             3.4
American Power Conversion Corp. 	        3.3
Target Corp.*		          	        3.2
Freddie Mac *				        3.1
Cardinal Health, Inc.			        3.1
Walgreen Co.*					3.1
Microchip Technology, Inc.*     	        3.0
                                               -----
   Top Ten as a Group			       34.4%
					       =====

*Top Ten Holding at June 30,2002

Industry Weightings
------------------------------------
Information Technology		31.1%
Consumer iscretionary 		21.4
Industrials 			13.7
Health Care 			 9.6
Financials			 9.2
Energy				 6.2
Consumer Staples 		 5.4
Other                    	 3.4


			Managers Capital Appreciation Fund
				 December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS


Security Description		Shares		Value
------------------------------------------------------------------
COMMON STOCKS - 96.6%
Consumer Discretionary - 21.4%
  99 Cents Only Stores*	        37,100 	      $ 996,506
  Best Buy Co.,Inc.*		50,000 	      1,207,500
  Clear Channel
   Communications,Inc.*		26,400 		984,456
   Comcast Corp.,Class A*	47,400 	      1,070,766
  Cox Communications,Inc.,
   Class A*			36,700 	      1,042,280
  Family Dollar Stores,Inc.	18,300 		571,143
  Fox Entertainment Group,Inc.*	54,100 	      1,402,813
  Hollywood Entertainment
   Corp.*			46,600 		703,660
  Home Depot,Inc.	       102,000 	      2,443,920
  Interpublic Group Cos.,Inc.  142,000        1,999,360
  Kohl 's Corp.*		10,000 		559,500
  MGM Mirage*			23,600 		778,092
  Regal Entertainment Group 	36,000 		771,120
  Target Corp.		       115,600 	      3,468,000
  Univision
   Communications,Inc.*		32,500 		796,250
  Viacom,Inc.*			37,100 	      1,512,196
  Walt Disney Co.	       166,000        2,707,460
    Total Consumer Discretionary             23,015,022

Consumer Staples - 5.4%
  PepsiCo,Inc.			60,000 	      2,533,200
  Walgreen Co.		       114,000 	      3,327,660
    Total Consumer Staples 		      5,860,860

Energy - 6.2%
  Baker Hughes,Inc.		33,900 	      1,091,241
  BJ Services Co.*		18,800 		607,428
  ENSCO International,Inc.	43,800 	      1,289,910
  Nabors Industries,Ltd.*	27,700 		976,979
  Patterson-UTI Energy,Inc.*	35,700 	      1,077,069
  Schlumberger,Ltd.		24,900 	      1,048,041
  Weatherford Int'l,Ltd.*	14,800 		590,964
    Total Energy 			      6,681,632

Financials - 9.2%
  American International
   Group,Inc.			62,500 	      3,615,625
  Citigroup,Inc.		28,000 		985,320
  Freddie Mac 			57,000        3,365,850
  Willis Group Holdings,Ltd.*	36,000 	      1,032,120
  XL Capital,Ltd.		11,300 		872,925
    Total Financials 			      9,871,840

Health Care - 9.6%
  Amgen,Inc.*			20,400 		986,136
  Cardinal Health,Inc.		56,600 	      3,350,154
  Charles River Laboratories
   International,Inc.*		14,900 		573,352
  Forest Laboratories,Inc.*	11,600 	      1,139,352
  Gilead Sciences,Inc.*		21,100 		717,400
  Teva Pharmaceutical Ind.,Ltd.	22,400 		864,864
  Varian Medical Systems,Inc.* 	19,400 		962,240
  WellPoint Health
   Networks,Inc.*		24,000 	      1,707,840
     Total Health Care  		     10,301,338

Industrials - 13.7%
  Alliant Techsystems,Inc.*	17,200 	      1,072,420
  American Power Conversion
   Corp.*		       236,000        3,575,400
  Concord EFS,Inc.*	       178,000        2,801,720
  Fiserv,Inc.*		       120,000        4,074,000
  Hewitt Associates,Inc.*	32,000        1,014,080
  Quanta Services,Inc.*        177,400          620,900
  Stericycle,Inc.*		18,300 		592,536
  Weight Watchers
   International,Inc.*		20,700 		951,579
    Total Industrials 			     14,702,635

Information Technology - 31.1%
  ADC Telecommunications,
   Inc.*  		       586,200        1,225,158
  China Telecom Corp.,
   Ltd.-ADR*			60,800 	      1,050,624
  Cisco Systems,Inc.*	       119,500 	      1,565,450
  Dell Computer Corp.*	       190,600 	      5,096,644
  Diebold,Inc.			14,700 		605,934
  EMC Corp.*		       269,100 	      1,652,274
  Intel Corp.			56,600 	        881,262
  Intuit,Inc.*			85,500        4,011,660
  JDS Uniphase Corp.*	       270,000 (2)    2,666,900
  Kla-Tencor Corp.*		21,900 		774,603
  Marvell Technology
   Group,Ltd.*			72,600 (2)    1,369,236
  Maxim Integrated
   Products,Inc.*		33,600        1,110,144
  McData Corp.*		       131,400          932,940
  Microchip Technology,Inc.*   130,000        3,178,500
  Microsoft Corp.*              37,100        1,918,070
  Network Associates,Inc.*	86,900        1,398,221
  Nokia Corp.-Sponsored ADR 	77,900        1,207,450
  QLogic Corp.*			14,100 (2)    2,486,591
  RF Micro Devices,Inc.*	89,900 		658,967
  Symantec Corp.*		12,500 		506,000
  Zebra Technologies Corp.*	54,900 	      3,145,770
    Total Information Technology 	     33,442,398
                                            -----------
Total Common Stocks
   (cost $126,775,717)			  $ 103,875,725
                                            -----------
Short-Term Investments - 5.4%

  Other Investment Company - 2.9% (1)
  JPMorgan Prime Money Market
   Fund,Institutional Class Shares,
   1.32% (cost $3,080,125)    3,080,125       3,080,125

  Other Short-Term Investments - 2.5% (3)
   dated 12/31/02, due 01/02/03, 1.23%
   to 1.28%, total to be received
   $2,680,093 (secured by         PRINCIPAL
   $2,733,741 U.S.Government       AMOUNT
    Agencies),at cost            $2,680,000   2,680,000

  Total Short-Term Investments
   (cost $5,760,125)			      5,760,125

  Total Investments - 102.0%
   (cost $132,535,842)			    109,635,850

  Other Assets,less Liabilities - (2.0%)     (2,090,891)
                                            ------------
  Net Assets - 100.0%                       $107,544,959
                                            ============


Managers Small Company Fund
------------------------------------------------------------
Managers Small Company Equity Fund ("Small Company") is an equity fund that primarily invests in the stocks of small capitalization companies. Managers currently utilizes a single independent sub-advisor, Kalmar Investment Advisers, Inc.("Kalmar "), which has been managing a portion of the Fund since its inception in June 2000. The Fund utilized a dual investment manager structure prior to May 2002.

The Portfolio Manager
---------------------
Kalmar,located in Wilmington,Delaware,uses a team of portfolio managers led by Ford Draper,Jr., who founded the firm in 1982. Kalmar practices a "Growth with Value "approach to small company investing whereby it seeks to identify high quality growing businesses before they are widely discovered by institutional investors. Kalmar's team believes there is a low risk/high reward anomaly offered by the equity market in stocks of well managed, rapidly growing smaller companies that for a variety of reasons have not made the radar screen of most typical growth investors. Because these companies are relatively "invisible" institutionally,they can be inefficiently valued and yet offer strong growth potential. This is the crux of their "Growth with Value" investment style.

The investment team at Kalmar generates investment ideas from several sources: industry reports, discussions with company management teams, quantitative screens, and trade organizations. Thus, there are elements of both "top down "and "bottom up " analysis in the initial identification process. Top down thinking is used to identify strategic themes and growth areas to prospect for "Growth with Value "candidates. The most intensive research, however, is dedicated to bottom up fundamental analysis. The members of the investment management team all come from strong research backgrounds and are committed to disciplined in-depth fundamental analysis. Fundamentally, Kalmar looks for such criteria as proven and sustainable double-digit growth in revenue and EPS as well as a stock that is reasonably or cheaply priced relative to EPS, book value, and/or cash flow. Additionally,Kalmar looks for dynamic businesses that they can understand, run by equity owners they can count on, buyable at valuations that should rise. Kalmar expects that an idea included in the portfolio will generate a return of 50% inside of two years. This appreciation would come from two sources: compounding business value plus upward revaluation.

The portfolio typically consists of 70-80 securities selected on an individual basis, specifically keyed to the observations and conclusions of their research. Kalmar will tend to avoid concentrated sector bets and will diversify by the size of company, ranging from as small as $50 million up to $1.5 billion at time of purchase. Kalmar also attempts to diversify by their company's "growth character", including both proven "Steady Eddies "and emerging growth opportunities. Kalmar is a true long-term investor, with annual turnover averaging 38% in recent years. Kalmar's sell discipline is judgmental, not mechanical. It is based on the team's assess-ment of: the changing fundamentals of a company, the qualifications of a more rewarding replacement, or whether price/fundamental expectations have been met.

The Year in Review
------------------
During 2002, the Fund declined 21.57% compared to a decline of 20.48% for the Russell 2000. Broad markets declined for the third consecutive year but on a capitalization basis, small capitalization stocks, as measured by Russell 2000, out performed large capitalization stocks, as measured by S&P 500, by over 150 bps. This out performance came largely in the first half of the year. On a style basis,small-cap value indices outperformed small-cap growth indices by a large margin, for the third consecutive year.

Small-cap stocks rose in the early part of the year, however, the enthusiasm that spurred the growth sectors ahead in the late 2001 waned in the first quarter of 2002. Investors became more concerned with the stability of earnings and the soundness of accounting practices than with medium-to longer-term potential. The Fund underperformed during this early rally principally due to its 35% allocation to the technology sector and poor performance of individual stocks within the sector. The Fund also suffered from a lack of exposure in the materials and financial sectors, which were among the best performing sectors during the rally.

As the year progressed,a catalog of accounting probes, fraud,tax evasion,insider trading,research mis-guidance, and Chapter 11 news headlines began to develop, and as corporate profits failed to recover as hoped, investors lost confidence in stocks all together. The sell-off was broad, with sharp declines across all capitalizations and sectors. Although the Fund declined during this period, it began to steadily outperform its benchmark, due primarily to effective security selection in its healthcare and consumer discretionary sectors.
In addition,as we were not satisfied with the performance or the diversification that HLM was contributing to the portfolio,Managers removed HLM as a subadvisor in May. Due to the size of the portfolio and our confidence in Kalmar's investment process we elected not to replace HLM at that time. The transition to a 100% Kalmar portfolio occurred in June and resulted in decreased allocations to the technology and healthcare sectors and increased allocations to industrials and consumer sectors.

The Fund outperformed its benchmark for the remainder of the year. Again,good performances from individual holdings within the consumer discretionary, energy and technology sectors were the primary drivers. In a period where there were few positive surprises, Kalmar uncovered several of them.

After bottoming in early October small-cap stocks rallied late in the year as the tone of corporate reporting became more optimistic. As with rallies of the past, technology and telecommunications shares moved the most. Within the Fund, shares of ADTRAN, which makes internet connection equipment, rallied 110% after announcing that 3Q revenue and profits would exceed expectations. Avocent jumped 66% after the company reported strong quarterly numbers. In addition, several of the Fund's energy holdings, such as Offshore Logistics, Xto Energy, and Ultra Petroleum, benefited from the rise in oil prices. Throughout this period the Fund benefited from its limited allocation to financials, which lagged the market.

In our zeal to analyze and attribute the various movements of the markets and the portfolio through different short-term periods, we often obscure the fact that it is the portfolio manager's primary goal to find and invest in good companies that will perform well in the long-term. A few of the positions that contributed the most to the Fund's performance throughout the entire year were PETsMART,ADTRAN, Tractor Supply and Ultra Petroleum.In each case these stocks bucked the market trend because of improving fundamentals. As Kalmar held these securities heading into 2002 and added to the holdings throughout the year, they remain significant positions going into 2003.

Looking Forward
---------------
The Fund 's emphasis remains on the industrials,consumer discretionary and IT sectors,and continues to reflect
Kalmar's strategy of pursuing more aggressive ideas by initiating smaller positions in companies with predictable businesses. Kalmar 's comments as we progress into 2003:

Our research is focused on uncovering businesses that can prosper in this environment, with special business positives invisible to most investors, and whose business quality and enterprise value, present growth plus vigorous future growth prospects that are not appropriately discounted in their stock prices.

As to small company stocks versus large caps, we continue to be optimistic that the now well-established small cap out performance cycle will continue in 2003. The historic relationship of small company earnings to economic recoveries suggests that small caps will experience superior relative earnings growth in 2003. Their relative valuations today - while not as discounted, as a couple of years ago - nevertheless still make small caps more appealing on that score also. Plus, the very multiplicity of smaller, innovative, more-focused businesses offers a creative research firm like Kalmar the opportunity to own companies that can mine fertile economic niches and actually deliver dynamic growth even if the environment remains sluggish.

-------------------------------------------------------------
Cumulative Total Return Performance
-------------------------------------------------------------
Small Company's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. This chart compares a hypothetical $10,000 investment made in Small Company on June 19, 2000, to a $10,000 investment made in the Russell 2000 for the same time period. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31,2002.



		Value of $10,000 Investment
		---------------------------

		Small
Year Ended	Company		Russell 2000
----------	-------         ------------
06/19/00	$10,000		$10,000
12/31/01	  8,160		  9,541
12/31/02	  6,400 	  7,586




		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		SINCE
			YEAR		INCEPTION*
			-------         ----------
Small Company		-21.57%		-16.15%
Russell 2000		-20.48%	        -10.33%


*Commencement of operations was June 19,2000.


Top Ten Holdings (out of 78 securities)  	% Fund
-------------------------------------------------------
Benchmark Electronics, Inc.*			2.9%
Barr Laboratories,Inc.				2.8
PetsMART,Inc.*					2.7
Cost Plus, Inc.*				2.6
Pentair, Inc.*					2.5
ChoicePoint, Inc.*				2.5
Acxiom Corp.* 					2.5
Adtran,Inc.					2.4
Gentex Corp.					2.3
Garmin,Ltd.					2.3

                                               -----
   Top Ten as a Group			       25.5%
					       =====

*Top Ten Holding at June 30, 2002

Industry Weightings
------------------------------------
Industrials			24.5%
Consumer iscretionary 		22.1
Information Technology 		20.9
Health Care 			14.9
Energy 				 9.4
Consumer Staples 		 4.8
Financials 			 2.0
Materials 			 1.5
Telecommunication Services 	 0.4
Other                           -0.5


			Managers Small Company Fund
		             December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS


Security Description		Shares		Value
------------------------------------------------------------------
Common Stocks - 100.5%

Consumer Discretionary - 22.1%
  Christopher & Banks Corp.*     2,275 	       $ 47,206
  Cost Plus,Inc.*		11,650 		334,005
  Fred 's,Inc.,Class A 		 6,230 		160,111
  Garmin,Ltd.*			 9,750 		285,675
  Gentex Corp.*			 9,150 		289,506
  Insight Enterprises,Inc.*	16,075 		133,583
  Michaels Stores,Inc.*		 8,050 		251,965
  O'Reilly Automotive,Inc.*	 4,850 		122,657
  PetsMART,Inc.*		20,000 		342,599
  Rare Hospitality
   International,Inc.*		 7,350 		203,007
  Ruby Tuesday,Inc.		11,200 		193,648
  Select Comfort Corp.*		10,200 (2)       95,880
  Tractor Supply Co.*		 7,450 		280,120
  Whitehall Jewellers,Inc.*	 5,000 		 47,500
    Total Consumer Discretionary 	      2,787,462

Consumer Staples - 4.8%
  American Italian Pasta Co.*	 1,800 		 64,764
  Constellation Brands,Inc.*	 5,650 		133,962
  Performance Food Group Co.*	 8,150 		276,765
  Sensient Technologies Corp.    5,950 		133,697
    Total Consumer Staples 			609,188

Energy - 9.4%
  Chesapeake Energy Corp.*	17,700 		136,998
  Evergreen Resources,Inc.*	 6,300 		282,554
  National-Oilwell,Inc.*	 5,100 		111,384
  Offshore Logistics,Inc.*	 6,800 		149,056
  Niko Resources,Ltd.		 5,000 		 81,650
  Ultra Petroleum Corp.*	24,900 		246,510
  XTO Energy,Inc.	         7,450 		184,015
     Total Energy 			      1,192,167

Financials - 2.0%
  AmeriCredit Corp.*		15,650 		121,130
  Umpqua Holdings Corp.		 4,450 (2) 	 81,213
  W Holding Co.,Inc.		 2,700 		 44,307
    Total Financials 				246,650

Health Care - 14.9%
  Amsurg Corp.*			 6,350 		129,731
  Barr Laboratories,Inc.*	 5,450 		354,740
  Charles River Laboratories
   International,Inc.*		 2,800 		107,744
  Community Health
   Systems,Inc.*		 9,250 		190,458
  Covance,Inc.*			 8,500 		209,015
  DENTSPLY International,Inc.	 3,550 		132,060
  Haemonetics Corp.*		 8,300 		178,118
  MAXIMUS,Inc.*			 7,000 		182,700
  Respironics,Inc.*		 5,600 		170,414
  SICOR,Inc.*			14,050 		222,693
    Total Health Care 			      1,877,673


Industrials - 24.5%
  Actuant Corp.*		 5,130 		238,289
  Armor Holdings,Inc.*		12,400 		170,748
  Ceridian Corp.*		11,400 		164,388
  ChoicePoint,Inc.*		 7,950 		313,945
  EDO Corp.			 6,900 		143,382
  Elkcorp 			11,350 		196,355
  EMCOR Group,Inc.*		 2,550 		135,176
  First Consulting Group,Inc.*	12,250 		 70,560
  Harsco Corp.			 3,050 		 97,265
  Insituform Technologies,Inc.,
   Class A*			 4,600 (2) 	 78,430
  Lydall,Inc.*			 5,400 		 61,290
  Mobile Mini,Inc.*		 8,300 (2) 	130,061
  MSC Industrial
   Direct Co.,Class A*		 7,600 		134,900
  NCI Building Systems,Inc.*	 9,700 		211,654
  Old Dominion Freight
   Line,Inc.*			 2,950 		 83,633
  P.A.M.Transportation
   Services,Inc.*		 4,150 		104,622
  Pentair,Inc.			 9,250 		319,587
  Sourcecorp,Inc.*		 9,750 		181,253
  Sylvan Learning Systems,Inc.*  6,750 		110,700
  UTI Worldwide,Inc.		 5,600 		147,000
    Total Industrials 			      3,093,238

Information Technology - 20.9%
  Acxiom Corp.*			20,150 		309,906
  Adtran,Inc.*			 9,050 		297,745
  Avocent Corp.*		 4,550 		101,101
  Benchmark Electronics,Inc.*	12,600 		361,115
  Cognos,Inc.*			 7,250 		170,013
  Digitas,Inc.*			14,700 		 50,862
  Excel Technology,Inc.*	 5,700 		101,973
  Fair,Isaac and Company,Inc.	 5,662 		241,767
  FEI Co.*			 8,850 		135,317
  Keane,Inc.*			13,950 		125,411
  Pinnacle Systems,Inc.*	 7,200 		 97,992
  Polycom,Inc.*			12,650 		120,428
  Progress Software Corp.*	 5,850 		 75,758
  Rogers Corp.*			 6,650 		147,963
  Somera Communications,Inc.*	17,500 		 47,250
  SPSS,Inc.*			 3,900 		 54,561
  Symantec Corp.*		 3,250 		131,560
  Tekelec*		  	 6,700 		 70,015
    Total Information Technology 	      2,640,737

Materials - 1.5%
  MacDermid,Inc.		 8,050 		183,942

Telecommunication Services - 0.4%
  Intrado,Inc.*			 3,650 		 36,241
                                            -----------
Total Common Stocks - 100.5%
   (cost $12,541,863)			   $ 12,667,298
                                            -----------
Repurchase Agreements - 3.2% (3)
   dated 12/31/02, due 01/02/03, 1.23%
    to 1.28%, total to be received
    $406,012 (secured by	   PRINCIPAL
    $414,140 U.S.Government	    AMOUNT
    Agencies),at cost 		    $406,000 	406,000

Total Investments - 103.7%
   (cost $12,947,863)			     13,073,298

Other Assets,less Liabilities - (3.7%)	       (463,683)
                                            ------------
Net Assets - 100.0%			    $ 12,609,615
                                            ============

Managers Special Equity Fund
-------------------------------------------------------------
Special Equity
--------------
Managers Special Equity Fund ("Special Equity") is a domestic equity fund that primarily invests in the stocks of small capitalization companies. Managers currently utilizes five independent sub-advisors who each manage separate portions of the portfolio: Andrew Knuth of Westport Asset Management,Inc. ("Westport"), who has been managing a portion of the Fund since December 1985; Gary Pilgrim of Pilgrim Baxter&Associates, Ltd. ("Pilgrim Baxter"), who has been managing a portion of the Fund since October 1994; Bob Kern, of Kern Capital Management LLC ("Kern Capital"), who has been managing a portion of the Fund since September 1997; Bill Dutton, of Skyline Asset Management, L.P. ("Skyline "), who has been managing a portion of the Fund since December 2000; and Donald Smith, of Donald Smith & Co.,Inc ("Smith"), who has been managing a portion of the Fund since September 2002.

The Portfolio Managers
Donald Smith & Co.,Inc.
-----------------------
The team of Donald Smith & Company became a welcome addition to Managers Special Equity Fund in September 2002. Donald Smith is a value manager that invests in out-of-favor small capitalization companies. Smith's philosophy seeks to identify companies in the bottom decile of price-to-tangible book ratios, with a strong balance sheet, and a positive outlook for earnings potential over the next 2-4 years. Smith believes that extremely low P/B ratio companies often trade below replacement value, are inherently less risky, and are more likely to be acquired. Furthermore, because only a few investment managers focus on companies in the lowest P/B ratio decile, their stocks may be inefficiently priced and can offer tremendous value. Smith limits purchases to companies in the lowest 10% of price-to-tangible book ratios. Smith also assesses price-to-earnings, price-to-sales, and debt-to-capital ratios to form a "watch list" of about 300 securities.

After valuations are addressed, Smith performs fundamental research, including company visits, to assess the quality of the company's balance sheet and book value. Smith is looking for a catalyst for an improvement in earnings potential that is not already reflected in the stock price. A concentrated portfolio of 40-50 stocks is the result. Stocks are sold when a target price has been achieved, usually set at less than 2x book value. Positions may also be sold if the stock appreciates rapidly, if a better idea is found, or if fundamentals deterio-rate. Portfolio turnover is low at 20-40% annually.

Skyline Asset Management, L.P.
-----------------------------
Bill Dutton and the investment team at Skyline look for small capitalization stocks that have below average valuations with strong growth prospects. Through their intensive in-house research, they find good companies that are overlooked or not widely followed. Typically, they invest in firms with market capitalizations of less than $2 billion. Skyline believes that this value focus combined with identifying attractive growth prospects and a defined sell discipline can capture inefficiencies in the market.

The investment team's selection process involves quantitatively and qualitatively screening the universe of small-capitalization stocks for factors such as low price/earnings (P/E)ratio or price/book, attractive earnings prospects, applicable market caps (typically below $2 billion), and lack of institutional coverage. Outside research services, computer screens, and internally maintained lists of potential companies/stocks are the primary sources used to identify new ideas. These ideas are then evaluated to determine whether they meet Skyline's four basic criteria: relative valuation, capitalization, financial strength, and opportunities for continued growth. In addition, Bill Dutton determines whether the stock provides needed diversification to the portfolio. This multi-step screening process reduces the list from 2000 to 150-200 stocks. Then, one or more of the portfolio manager/analysts perform a rigorous fundamental analysis in an attempt to answer the question, "Why will earnings increase at an above-average rate?" All company documents are analyzed, any available industry or research reports are reviewed and, most importantly,questions are addressed directly to company senior management. In addition, the analysts will review other companies in the same industry to determine competitive threats and the relative valuation of the company being investigated. In so doing, they develop an internal research report that is distributed to the entire investment team and discussed at regular meetings. Input is received from the investment team,and if additional information is required, research is done. The final portfolio will contain approximately 65-85 stocks and is generally fully invested (less than 5% cash) at all times. The portfolio will tend to be well diversified with a price/earnings ratio consistently below the Russell 2000 P/E. Skyline sells stocks when they rise to a sell target, which is usually a price/earnings ratio equal to the overall stock market. In the case of a stock that declines, Skyline will only sell the stock if fundamentals have changed so that the original investment thesis is no longer valid.

----------------------------------------------------------------
Westport Asset Management, Inc.
-------------------------------
Andy Knuth's investment philosophy entails investing in small capitalization companies which he perceives as having significant upside potential in earnings and return on equity over the next 12-18 months. Although he is investing for growth, Andy will purchase stocks only if they are selling at or below the market's price/earnings multiple, or below valuations of other companies in the same industry. Thus, he must discover and invest in companies very early in their growth cycle.

Implicit in the strategy is that Andy and his investment team focus on a small number of issues,and tend to hold them for a long time. The concentration and low turnover enable Andy to heavily research and monitor each position. He is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Factors that may improve earnings and investor perceptions include acquisitions or divestitures, management shake-ups, changes in the business cycle,or the development of a proprietary product in a strong industry. He searches,in particular,for companies with good managers who are finding ways to substantially improve the company.

The result is that Andy will typically have a concentrated portfolio, and any significant industry concentra-tions are merely an outcome of bottom-up stock selection.
Because some of the companies in which he invests may not yet have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average. Andy is a patient investor,usually turning over less than 20% of his portfolio per year.

Kern Capital Management LLC
---------------------------
Bob Kern is one of the pioneers of micro-cap investing.
While focusing his attention on very small companies, Bob directs his efforts toward finding companies that are succeeding through innovation of new products or services. Thus, Bob's portfolio tends to be concentrated in technology, healthcare, consumer goods and service sectors. Bob seeks to earn returns from the appreciation of stocks as the companies 'products develop and penetrate new markets.

In most cases, the analysis of the product and judgments as to its potential are the most important aspects of the decision to own stock. In all cases, however, the operational and financial health of the company must be verified. Bob and the investment team at Kern Capital like to find companies in which margins will increase with revenue growth, and which can finance much of their growth from operating cash flow. Although valuation is clearly important, Bob is often willing to pay relatively high multiples where he sees enough growth potential. Bob will typically hold a portfolio of 60 to 70 stocks with a median market capitalization of around $500 million.

Pilgrim Baxter & Associates,Ltd.
--------------------------------
Gary Pilgrim, of Pilgrim Baxter, focuses on companies with positive business momentum.In order to focus his energy on companies exhibiting business momentum, Pilgrim employs a proprietary quantitative ranking system (QRS) that focuses on recent earnings growth, earnings acceleration, prospective earnings growth and potential for earnings surprise. A team of analysts at Pilgrim speaks with company managements and analyzes the businesses to confirm and refine earnings expectations. Stocks are purchased and sold based on their relative rankings.

Typically,the portfolio will have an average historical and expected earnings growth rate of near 30%. Because such a high priority is placed on high growth,the companies in the portfolio tend to be very visible, and possess very high price to earnings multiples. While successful growers move up in price quickly, companies posting disappointing earnings move down dramatically as well. High multiples also make the prices very sensitive to industry and economic news and events. The result is a portfolio that exhibits a high level of price volatility. In addition, it is necessary to quickly identify and replace companies whose growth is slowing. Thus,the portfolio tends to exhibit a fairly high level of turnover. Pilgrim typically holds around 80-100 positions and averages an annual turnover between 100% and 200%. His portion of the Fund is typically heavily weighted in a few business sectors, such as technology, health care and consumer companies.

-------------------------------------------------------------------
The Year in Review
------------------
Small cap equities gave little succor to investors during 2002, as the bear market spread out to virtually every size, style, and sector. Although small caps outperformed the S&P 500 for the fourth consecutive year, the 20.48% drop in the Russell 2000 was its steepest annual decline since the inception of the index in 1979. Managers Special Equity Fund declined 21.98% during 2002, the Fund's worst year on record since its inception in 1984.

The Fund's decline reflected the breadth of the market's decline. Every sector of the Russell 2000, except financials, declined during 2002. Many small banks rose sharply during the first half of 2002 on speculation of potential takeover activity. They gave most, but not all, of those gains back in the second half. Growth styles and sectors did fall further than value in 2002, although the double-digit decline in the Russell 2000
Value Index was of little consolation. Thus the Fund 's multi-discipline approach, normally useful in challenging markets, was not successful in its goal of outperforming the broad small-cap market. As we will detail below, some of the Fund's decline and underperformance was from sector allocations and security selection. But a good deal of the Fund's performance was simply a result of broad selling across most equity styles throughout the year.

Early in the year investor sentiment switched from bullish to simply hopeful, and many stocks retreated, especially those in the technology and telecommunications sectors. On the other hand, cyclical companies rallied as investors hoped for an improvement in the economy. Thus, even as tech and telecom shares performed poorly, materials, energy, and consumer shares surged along with financials. The Fund also rose throughout this period, however it lagged behind the early rally due to sharp declines in a number of its hightech companies. In particular, a small allocation in telecom and communications stocks, which fell more than 35%, significantly detracted from first quarter performance. More than all of the Fund's underperformance for the entire year was realized in this early market rally. While the portfolio's nominal performance rolled over along with the market, the Fund's relative returns improved throughout the remainder of the year.

As the second quarter began, a catalog of accounting probes, fraud, tax evasion, insider trading, research misguidance, and Chapter 11 news headlines began to develop. In addition, hopes for a speedy economic recovery were repeatedly challenged by poor economic data and a decline in estimates for corporate profitability. The next six months would prove to be the most painful period that investors in the Fund have ever experienced. The Fund fell roughly 28% in the second and third quarters of 2002, only slightly less than the decline in the Russell 2000 Index. Similar to the market in general, every sector within the portfolio declined, and almost all of the securities it held during the six months fell.

During this time,we at Managers were evaluating changes to the sub-advisor line-up to help improve the structure and diversification of the Fund. After a thorough search we recommended Donald Smith & Company to the Fund 's Trustees in place of Goldman Sachs Asset Management. As described above, Donald Smith has an investment philosophy that is considerably different than most investment managers and equally important, quite complementary to the investment philosophies of the other managers within the Fund. Donald Smith has successfully demonstrated his skill and the validity of his thesis over more than three decades of investing institutional portfolios. The Trustees approved the replacement in late September. In addition to the philosophical and intelligence diversification that we always seek when structuring a multimanaged portfolio, we are pleased with the quantitative aspects of the fit. For example,the number and overall exposure of duplicate holdings has been reduced, the distribution across portfolio characteristics has widened,and the diversification across sectors has broadened slightly.

Small-cap stocks finally rallied in the fourth quarter as the tone of corporate reporting became more optimistic and bargain hunters trolled for fallen angels.
Every sector within the Russell 2000,except consumer staples, rose. The information technology and telecom services sectors both rose in excess of 20%. Despite a heavier than usual cash position due to portfolio transitioning, the Fund modestly outperformed during the final quarter, although not quite enough to make up for the first quarter lag. The 25% average gain in the Fund's technology shares was a key driver of the Fund's good performance. Some of this was a rebound from the broad sell off while some stemmed from more fundamental factors. Outside of the tech sector, the Fund's small allocations to the telecom services and basic materials sectors rose 31% and 24%, respectively.

-----------------------------------------------------------------
Looking Forward
---------------
Heading into 2003, the Fund's sector allocations have changed from last year. In large part, this is due to the transition of the portion of the portfolio managed by Donald Smith & Company. As expected, Smith added meaningfully to the materials and energy sectors while selling all telecom stocks and reducing the portfolio's consumer discretionary exposure. Among the new names Smith added to the portfolio were AK Steel, Global Industries, Overseas Shipholding Group, Avista, and Dillard's. The Fund's financials exposure has also risen.
For the Fund as a whole, consumer discretionary and information technology remain the largest sector allocations.

Cumulative Total Return Performance
----------------------------------
Special Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index.
The Russell 3000 Index is composed of 3000 of the largest U.S. companies, as determined by market capitalization which represents approximately 98% of the investable U.S. equity market. This chart compares a hypothetical $10,000 investment made in Special Equity on December 31,1992, to a $10,000 investment made in the Russell 2000 for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The tables following the performance chart display a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2002.


		Value of $10,000 Investment
		---------------------------

		Special
Year Ended	Equity		Russell 2000
----------	-----           -------------
12/31/92	$10,000		$10,000
12/31/93	 11,735		 11,888
12/30/94	 11,502		 11,671
12/29/95	 15,405		 14,992
12/31/96	 19,218		 17,464
12/31/97	 23,917		 21,370
12/31/98	 23,965		 20,826
12/31/99	 36,932		 25,253
12/29/00	 35,986		 24,490
12/31/01	 33,081		 25,099
12/31/02	 25,809 	 19,958



		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		FIVE		Ten
			YEAR		YEARS		YEARS
			----		-----		-----
Special Equity		-21.98%		 1.53%		9.95%
Russell 2000		-20.48%	        -1.36%		7.15%





Top Ten Holdings (out of 330 securities)  	% Fund
-------------------------------------------------------
ITT Educational Services,Inc.*			1.7%
Emmis Broadcasting Corp.,Class A*		1.2
Massey Energy Co.				1.1
Dillard's,Inc.					0.9
Advanced Micro evices,Inc.			0.9
Visteon Corp.					0.9
United States Steel Corp.			0.9
Getty Images,Inc.				0.9
Pogo Producing Co.*				0.9
Hibernia Corp.*					0.8
                                               -----
   Top Ten as a Group			       10.2%
					       =====

*Top Ten Holding at June 30, 2002

Industry Weightings
-------------------------------------
Consumer Discretionary		22.4%
Information Technology		18.0
Industrials 			15.4
Financials 			12.6
Health Care 			10.8
Materials 			 4.0
Energy 				 3.1
Consumer Staples 		 2.0
Utilities 			 1.6
Telecommunication Services 	 0.3
Other 	 			 9.8


			Managers Special Equity Fund
		             December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS


Security Description		Shares		Value
------------------------------------------------------------------
Common Stocks - 90.2%
Consumer Discretionary - 22.4%
  4Kids Entertainment,Inc.*     261,500 (2)   $ 5,773,920
  Aaron Rents,Inc.,Class B 	168,400 	3,684,592
  A.C.Moore Arts &Crafts,Inc.*	 48,500 	  616,435
  Advance Auto Parts,Inc.*	196,800 (2) 	9,623,520
  Aeropostale,Inc.*		213,400 (2) 	2,255,638
  Alliance Gaming Corp.*	556,100 	9,470,383
  Applebee 's International,
   Inc.				258,750 	6,000,671
  Beasley Broadcasting
   Group,Inc.*			210,000 	2,511,600
  Big Lots,Inc.*		365,252 	4,832,284
  Borders Group,Inc.*		195,000 	3,139,500
  California Pizza
   Kitchen,Inc.*		278,000 (2)	7,005,600
  CEC Entertainment,Inc.*	240,400 (2)	7,380,280
  Clayton Homes,Inc.		509,800 (2)	6,209,364
  Coach,Inc.*			119,200 	3,924,064
  Cox Radio,Inc.,Class A*	368,600 	8,407,766
  Crown Media Holdings,Inc.,
   Class A*			806,500 (2)	1,822,690
  Dillard 's,Inc.	      1,200,000        19,032,000
  DR Horton,Inc.		374,650 (2)	6,500,178
  Duckwall-ALCO
   Stores,Inc. (5)*		247,800 	2,713,410
  Electronics Boutique Holdings
   Corp.*			219,500 	3,470,295
  Emmis Broadcasting Corp.,
   Class A*		      1,203,600        25,070,988
  Fossil,Inc.*			152,800 	3,107,952
  Fred 's,Inc.			123,800 	3,181,660
  Furniture Brands International,
   Inc.*			401,500 	9,575,775
  Gaylord Entertainment Co.,
   Class A*			226,233 	4,660,400
  Getty Images,Inc.*		590,800 (2)    18,048,940
  Guitar Center,Inc.*		178,900 	2,962,584
  Hancock Fabrics,Inc.		273,400 	4,169,350
  Harman International Industries,
   Inc.				158,700 	9,442,650
  Haverty Furniture Cos.,Inc.	209,900 	2,917,610
  Helen of Troy,Ltd.*		 74,100 	  862,524
  Hughes Supply,Inc.		182,600 	4,988,632
  IMPCO Technologies,Inc.*	152,600 (2)	  715,694
  Insight Communications Co.,
   Inc.,Class A*		680,400 	8,423,352
  Insight Enterprises,Inc.*	374,600 	3,112,926
  International Speedway Corp.	214,400 	7,994,976
  Isle Capri Casinos,Inc.*	352,100 	4,661,804
  Jakks Pacific,Inc.*		484,100 	6,520,827
  John Wiley &Sons,Inc.		 56,000 	1,344,560
  Krispy Kreme Doughnuts,Inc.*	283,600 (2)	9,577,172
  Landry 's Restaurants,Inc.	131,900 	2,801,556
  Monaco Coach Corp.*		429,200 	7,103,260
  Movie Gallery,Inc.*		 89,600 	1,164,800
  Multimedia Games,Inc.*	111,200 (2)	3,053,552
  O'Charley's, Inc.*		525,496        10,788,433
  Panera Bread Co.*		224,900 	7,828,769
  PEP Boys-Manny Moe & Jack,The 251,300 	2,915,080
  PETCO Animal Supplies,Inc.*	184,000 (2)	4,312,776
  P.F.Chang's China
   Bistro,Inc.*			337,800 (2)    12,262,140
  Polaris Industries,Inc.	139,100 (2)	8,151,260
  Pomeroy Computer Resources,
   Inc.*			313,200 	3,664,440
  Rare Hospitality
   International,Inc.*		 24,685 	  681,800
  Ross Stores,Inc.		390,000        16,532,100
  Ruby Tuesday,Inc.		930,300        16,084,887
  Saga Communications,Inc.,
   Class A*			375,881 	7,141,739
  Saks,Inc.*		      1,023,000        12,010,020
  Salem Communications Corp.,
   Class A*			482,900        12,058,013
  School Specialty,Inc.*	507,303        10,135,914
  Stage Stores,Inc.*		255,000 	5,365,200
  Standard Pacific Corp.	200,000 	4,950,000
  TJX Cos.,Inc.			160,000 	3,123,200
  Too,Inc.*			140,800 	3,311,616
  Toro Co.			192,300        12,287,970
  Tractor Supply Co.*		263,800         9,918,880
  Trans World Entertainment
   Corp.* 			339,900 (2)	1,233,837
  United Rentals,Inc.*		413,300 	4,447,108
  Urban Outfitters,Inc.*	140,700 	3,316,299
  Visteon Corp.		      2,688,600        18,712,656
  Yankee Candle Co.,Inc.*	112,100 	1,793,600
    Total Consumer Discretionary 	      452,865,471

Consumer Staples - 2.0%
  Del Monte Foods Co.*		675,500 (2)	5,201,350
  Duane Reade,Inc.*		589,200 (2)    10,016,400
  Hain Celestial Group,Inc.*	268,900 	4,087,280
  NuCo2,Inc.*			316,300 	2,546,215
  Pathmark Stores,Inc.*		428,500 	2,172,495
  Sensient Technologies Corp.	219,000 (2)	4,920,930
  Whole Foods Market,Inc.*	225,200 (2)    11,874,796
    Total Consumer Staples 		       40,819,466

Energy - 3.1%
  Berry Petroleum Co.,Class A   386,300 	6,586,415
  ConocoPhillips 		 60,000 	2,903,400
  Global Industries,Ltd.*	421,900 	1,759,323
  Houston Exploration Co.,The*   97,900   	2,995,740
  Key Energy Services,Inc.*	537,300 	4,819,581
  OMI Corp.*			499,000 	2,050,890
  Overseas Shipholding
   Group,Inc.			833,300        14,916,070
  Pogo Producing Co.		484,200        18,036,450
  Remington Oil & Gas Corp.*	292,900         4,806,489
  Spinnaker Exploration Co.*	201,800 	4,449,690
    Total Energy 			       63,324,048

Financials - 12.6%
  Alabama National Bancorp 	 64,400 	2,801,400
  AMB Property Corp.		183,400 	5,017,824
  Bank of Hawaii Corp.		262,000 	7,962,180
  Banknorth Group,Inc.		355,482 (2)	8,033,893
  Banner Corp.			210,540 	3,970,784
  Brandywine Realty Trust 	234,900 	5,123,169
  Brown &Brown,Inc.		265,100 (2) 	8,568,032
  Charter One Financial,Inc.	227,946 (2)	6,548,889
  Chateau Communities,Inc.	 42,229 	  971,267
  Chittenden Corp.		396,500        10,102,820
  Commerce Bancshares,Inc.	285,663        11,223,699
  Delphi Financial Group,Inc.	195,900 	7,436,364
  Downey Financial Corp.	390,880        15,244,320
  Equity Inns,Inc.	      1,028,500 	6,191,570
  FelCor Lodging Trust,Inc.   1,111,900        12,720,136
  Harbor Florida
   Bancshares,Inc.		224,900 	5,064,748
  HCC Insurance Holdings,Inc.	257,400 (2)	6,332,040
  Hibernia Corp.		866,500        16,688,790
  Hilb,Rogal &Hamilton Co.	256,000        10,470,400
  IPC Holdings,Ltd.		194,600 	6,137,684
  iStar Financial,Inc.		354,600 	9,946,530
  La Quinta Corp.*		845,000 	3,718,000
  MCG Capital Corp.		374,728 (2)	4,024,579
  Meristar Hospitality
   Corp. (5)		      2,250,000        14,850,000
  National Western Life Insurance
   Co.,Class A*			 12,000 	1,152,000
  Old Republic
   International Corp.		117,900 	3,301,200
  People 's Bank 		 48,200 	1,211,748
  Provident Financial
   Group,Inc.			255,500 (2)	6,650,665
  Raymond James Financial,Inc.	181,200 	5,359,896
  Reinsurance Group of America  197,400 	5,345,592
  Riverview Bancorp,Inc.	100,000 	1,500,000
  RLI Corp.			 79,200 	2,209,680
  Seacoast Financial
   Services Corp.		327,500 	6,553,603
  Scottish Annuity & Life
   Holdings, Ltd.		336,700 (2)	5,875,415
  Selective Insurance
   Group,Inc.			201,374 	5,070,597


     The accompanying notes are an integral part of these financial statements.

			Managers Special Equity Fund
		             December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)


Security Description		Shares		Value
------------------------------------------------------------------
FINANCIALS (continued)
  St.Joe Co.,The 		111,500       $ 3,345,000
  Sterling Financial Corp.	237,184 	4,463,803
  Timberland Bancorp,Inc.	 95,400 	1,741,050
  Universal Health Realty
   Income Trust 		 41,300 	1,084,125
  Webster Financial Corp.	279,800 	9,737,040
    Total Financials 			      253,750,532

Health Care - 10.8%
  Advanced Neuromodulation
   Systems,Inc.*		186,300 	6,539,130
  Advisory Board Co.,The*	168,000 	5,023,200
  Albany Molecular
   Research,Inc.*		273,200 (2)	4,040,901
  American Healthways,Inc.*	233,200 (2) 	4,081,000
  American Pharmaceutical
   Partners,Inc.*		 93,700 (2) 	1,667,860
  Ameripath,Inc.*		311,665 	6,700,798
  Apria Healthcare Group,Inc.*	155,200 	3,451,648
  Arthrocare Corp.*		612,900 	6,037,065
  Biosite Diagnostics,Inc.*	218,900 (2) 	7,446,978
  Cardinal Health,Inc.		164,842 (2) 	9,756,998
  CIMA Labs,Inc.*		246,900 (2) 	5,972,758
  Eclipsys Corp.*		359,800 	1,924,930
  Enzon Pharmaceuticals,Inc.*	153,300 (2) 	2,563,176
  Exact Sciences Corp.*		164,800 (2) 	1,784,784
  Exelixis,Inc.*	      1,049,600 	8,396,800
  Gene Logic,Inc.*		538,800 	3,389,052
  Harvard Bioscience,Inc.*	889,400 	2,933,241
  Health Net,Inc.*		361,600 	9,546,240
  HEALTHSOUTH Corp.*	      1,598,700 	6,714,540
  IMS Health,Inc.	      1,039,600        16,633,600
  Integra LifeSciences
   Holdings Corp.*		194,800 	3,438,220
  Inveresk Research
   Group,Inc.*			156,200 	3,370,796
  LabOne,Inc.*			135,100 	2,393,972
  Lincare Holdings,Inc.*	 62,100 	1,963,602
  MedCath Corp.*		245,800 (2) 	2,458,000
  Myriad Genetics,Inc.*		327,500 (2) 	4,781,500
  National Dentex Corp.*	117,400 	2,293,996
  Odyssey Healthcare,Inc.*	110,200 (2) 	3,823,940
  Owens & Minor, Inc.
   Holding Co.			213,300 	3,502,386
  Pediatrix Medical
   Group,Inc.*			164,000 	6,569,840
  Pharmaceutical Product
   Development,Inc.*		282,600 	8,271,702
  Pharmaceutical
   Resources,Inc.*		439,400        13,094,120
  Priority Healthcare
   Corp.,Class B*		229,122 	5,315,630
  Protein Design Labs,Inc.*	208,800 	1,774,800
  Quidel Corp.*			164,500 	  570,651
  Select Medical Corp.*		439,500 	5,928,855
  SurModics,Inc.*		174,500 (2) 	5,004,660
  Taro Pharmaceuticals
   Industries,Ltd.*		 75,000 	2,820,000
  Triad Hospitals,Inc.*		371,564        11,083,754
  United Surgical Partners
   International,Inc.*		137,200 (2) 	2,143,201
  Universal Health Services,Inc.,
   Class B*			120,000 (2) 	5,412,000
  Zoll Medical Corp.*		193,000 	6,884,310
    Total Health Care 			      217,504,634

Industrials - 15.4%
  AAR Corp.			259,200 	1,334,880
  Airborne,Inc.		      1,061,400        15,740,562
  Axsys Technologies,Inc.5 *	466,000 	3,634,800
  Baker,Michael Corp.*		308,100 	3,373,695
  C&D Technologies,Inc.		138,000 	2,438,460
  Career Education Corp.*	209,500 (2) 	8,380,000
  Casella Waste Systems,Inc.,
   Class A*			119,773 	1,064,782
  Central Parking Corp.		272,800 	5,145,008
  Ceridian Corp.*		269,100 	3,880,422
  Checkfree Corp.*		208,800 (2) 	3,341,009
  CNF Transportation,Inc.	 68,100 	2,263,644
  Coinstar,Inc.*		281,600 	6,378,240
  Corporate Executive
   Board Co.*			343,700 (2)    10,970,904
  CoStar Group,Inc.*		352,200 	6,498,090
  Crane Co.			249,300 	4,968,549
  DRS Technologies,Inc.*	 97,400 	3,051,542
  EDO Corp.			310,300 	6,448,034
  EGL,Inc.*			163,500 	2,329,875
  Engineered Support
   Systems,Inc.			134,850 	4,943,601
  First Consulting Group,Inc.*  410,300         2,363,328
  Florida East Coast
   Industries,Inc.		 25,760 	  568,523
  Flowserve Corp.*		317,600 	4,697,304
  FTI Consulting,Inc.*		 73,300 (2) 	2,942,995
  Genesee &Wyoming,Inc.,
   Class A*			 84,200 	1,713,470
  IDEX Corp.			155,800 	5,094,660
  Interpool,Inc.		459,700 	7,382,782
  Ionics,Inc.*			620,600 (2)    14,149,680
  ITT Educational
   Services,Inc.*	      1,493,600        35,174,280
  JLG Industries,Inc.		388,600 	2,926,158
  Kennametal,Inc.		208,000 	7,171,840
  Kroll,Inc.*			491,400 (2) 	9,375,912
  Landstar System,Inc.*		105,442 	6,153,595
  Lydall,Inc.*			234,000 	2,655,900
  Mobile Mini,Inc.*		338,400 (2) 	5,302,728
  Moore Corp.,Ltd.		451,600 	4,109,560
  MSC Industrial Direct
   Co.,Class A*			333,400 	5,917,850
  National Processing,Inc.*	179,800 	2,885,790
  Oshkosh Truck Corp.		 79,300 	4,876,950
  Pittston Brink 's Group 	420,241 	7,766,054
  Regal-Beloit Corp.		158,900 	3,289,230
  Reliance Steel &Aluminum Co.	205,700 	4,286,788
  Sea Containers,Ltd.,Class A 	137,000 	1,223,410
  Sea Containers,Ltd.,Class B 	 13,890 	  122,232
  Sequa Corp.,Class A*		 99,600 	3,895,356
  Sequa Corp.,Class B*		 38,300 	1,704,350
  Sourcecorp,Inc.*		207,700 	3,861,143
  Stericycle,Inc.*		164,500 	5,326,346
  Stewart &Stevenson
   Services,Inc.		537,400 	7,598,836
  Sylvan Learning
   Systems,Inc.*		515,200 	8,449,280
  Tecumseh Products Co.		101,000 	4,247,050
  TeleTech Holdings,Inc.*	508,700 	3,693,162
  Thomas &Betts Corp.*		552,400 	9,335,560
  United Stationers,Inc.*	185,600 	5,345,466
  Veridian Corp.*		120,600 	2,573,604
  Volt Information
   Sciences,Inc.*		 69,350 	1,185,885
  Waste Connections,Inc.*	262,100 (2)    10,119,681
  Werner Enterprises,Inc.	280,878 	6,047,303
    Total Industrials 			      311,720,138

Information Technology - 18.0%
  Advanced Fibre
   Communications*		172,500 	2,877,300
  Advanced Micro
   Devices,Inc.*	      2,920,500 (2)    18,866,430
  American Management
   Systems,Inc.*		404,800 	4,853,552
  Anaren Microwave, Inc. (5)* 1,160,900        10,215,920
  Asyst Technologies,Inc.*      253,800 	1,865,430
  ATMI,Inc.*			548,800 (2)    10,163,776
  Benchmark Electronics,Inc.*	123,100 (2) 	3,528,046
  Cabot Microelectronics Corp.*	164,400 (2) 	7,759,680
  CACI International,
   Inc.,Class A*		112,400 	4,005,936
  Centra Software,Inc.*		548,300 	  548,300
  Checkpoint Systems,Inc.*	359,900 	3,721,366
  CIBER,Inc.*			574,800 	2,960,220
  Cognex Corp.*			 71,300 	1,314,059
  Cognizant Technology
   Solutions Corp.*		 24,100 (2) 	1,740,743
  Cognos,Inc.*			155,000 (2) 	3,634,750
  CoorsTek,Inc.*		240,000 	6,132,000
  Cree,Inc.*			264,300 (2) 	4,321,305
  Cymer,Inc.*			210,500 (2) 	6,788,625



    The accompanying notes are an integral part of these financial statements.

                      Managers Special Equity Fund
		             December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)


Security Description		Shares		Value
------------------------------------------------------------------
INFORMATION TECHNOLOGY (continued)
  Documentum,Inc.*		727,300 (2)  $ 11,389,518
  Dupont Photomasks,Inc.*	202,000 	4,696,500
  Elbit Systems,Ltd.		 16,500 	  265,155
  Electronics for Imaging,Inc.*	342,100 	5,562,888
  Emulex Corp.*			259,800 (2) 	4,819,290
  Exar Corp.*			316,000 	3,918,400
  Extreme Networks,Inc.*	580,800 	1,899,216
  F5 Networks,Inc.*		914,800 (2) 	9,824,952
  Fairchild Semiconductor
   International Corp.,Class A*	307,000 	3,287,970
  Forrester Research,Inc.*	 81,100 	1,262,727
  Foundry Networks,Inc.*	466,100 	3,281,344
  Hyperion Solutions Corp.*	291,200 	7,475,104
  Infocrossing,Inc.*		 79,900 (2) 	  503,370
  International Rectifier
   Corp.*			211,700 	3,907,982
  Intersil Corp.,Class A*	289,832 (2) 	4,040,258
  Inter-Tel,Inc.		108,600 	2,270,826
  Itron,Inc.*			150,700 	2,888,919
  IXIA*			      2,251,700 	8,218,705
  Kemet Corp.*			444,000 	3,880,560
  Kulicke & Soffa
   Industries,Inc.*		414,500 	2,370,940
  Littelfuse,Inc.*		 24,545 	  413,829
  LTX Corp.*			241,300 	1,455,039
  Manhattan Associates,Inc.*	320,000 (2) 	7,571,200
  Marvell Technology
   Group,Ltd.*			204,900 (2) 	3,864,414
  Mercury Interactive Corp.*	284,500 (2) 	8,435,425
  Neoware Systems,Inc.*		261,000 (2) 	3,891,510
  Netopia,Inc.*			270,100 	  375,439
  NetScreen Technologies,Inc.*	277,200 	4,668,048
  Network Associates,Inc.*	235,500 (2) 	3,789,195
  New Focus,Inc. (5) *	      4,272,600        16,406,784
  O2Micro International,Ltd.*	163,900 	1,597,861
  Omnivision Technologies,
   Inc.*			199,300 	2,704,501
  Overture Services,Inc.*	241,700 (2) 	6,600,827
  Parametric Technology
   Corp.*		      1,100,200 	2,772,504
  Park Electrochemical Corp.	222,000 	4,262,400
  Pemstar,Inc.*			685,500 (2) 	1,549,230
  Photon Dynamics,Inc.*		168,000 (2) 	3,830,400
  Photronics,Inc.*		132,800 	1,819,360
  Pinnacle Systems,Inc.*	100,000 	1,361,000
  Planar Systems,Inc.*		198,100		4,086,803
  PLATO Learning,Inc.*		291,833 	1,733,488
  Power Integrations,Inc.*	197,400 	3,355,800
  Powerwave Technologies,Inc.*	858,600 	4,636,440
  Presstek,Inc.*		751,200 (2) 	3,463,032
  Primus Knowledge Solutions,
   Inc.*			223,300 	   93,786
  Reynolds & Reynolds Co.,The,
   Class A 			150,000 	3,820,500
  RF Micro Devices,Inc.*	541,300 	3,967,729
  Riverstone Networks,Inc.*   3,239,406 (2) 	6,867,541
  Rogers Corp.*			153,400 	3,413,150
  Saba Software,Inc.*		204,800 (2)       217,088
  SafeNet,Inc.*			151,300 (2) 	3,835,455
  Sanchez Computer Associates,
   Inc.*			538,400 	1,550,592
  Sandisk Corp.*		417,300 (2) 	8,471,190
  SeaChange International,Inc.*	812,600 	4,997,490
  Silicon Laboratories,Inc.*	308,300 (2) 	5,882,364
  Skyworks Solutions,Inc.*    1,161,469 (2)    10,011,863
  Storage Technology Corp.*	214,300 	4,590,306
  Synopsys,Inc.*		215,000 (2) 	9,922,250
  Tech Data Corp.*		109,600 	2,954,816
  THQ,Inc.*			185,650 (2) 	2,459,863
  Tier Technologies,Inc.*	130,400 	2,086,400
  Tollgrade Communications,
   Inc.*			254,800 	2,988,804
  Ultratech Stepper,Inc.*	321,200 	3,160,287
  Verint Systems,Inc.*		177,200 (2) 	3,575,896
  Vishay Intertechnology,Inc.*	250,000 	2,795,000
    Total Information Technology 	      363,368,961

Materials - 4.0%
  Airgas,Inc.*			142,000 	2,449,500
  AK Steel Holdings Corp.     1,264,700        10,117,600
  Longview Fibre Co.		167,400 	1,210,302
  Massey Energy Co.	      2,275,300        22,115,916
  Minerals Technologies,Inc.	174,200 	7,516,730
  RTI International
   Metals,Inc.			 26,000 	  262,600
  Scotts Co.,The,Class A*	 80,900 	3,967,336
  Spartech Corp.		205,400 	4,237,402
  Stillwater Mining Co.*      1,202,300 	6,432,305
  United States Steel Corp.   1,415,100        18,566,112
  USEC,Inc.			505,000 	3,040,100
    Total Materials 			       79,915,903

Telecommunication Services - 0.3%
  General Communication,Inc.,
   Class A*			878,100 	5,892,051
  SBA Communications Corp.*   1,985,600 (2) 	  814,096
    Total Telecommunication Services 		6,706,147

Utilities - 1.6%
  Avista Corp.			833,100 	9,630,636
  El Paso Electric Co.*		808,900 	8,897,900
  PNM Resources,Inc.		 31,000 	  738,420
  Sierra Pacific Resources    1,972,300        12,819,950
    Total Utilities 			       32,086,906
                                            -------------
Total Common Stocks
  (cost $1,866,130,268)			  $ 1,822,062,206
Exchange Traded Funds - 1.4%
  iShares Russell 2000
   Index Fund*			180,000 (2)    13,645,800
  iShares S&P SmallCap 600 Index
   Fund*			150,000 (2)    14,617,500
    Total Exhange Traded Funds
     (cost $27,944,841)			       28,263,300

Short-Term Investments - 22.7%
  Other Investment Companies - 8.6%1
   AIM Liquid Assets, 1.34%  16,724,678        16,724,678
  JPMorgan Liquid Assets Money
   Market Fund,Institutional Class
   Shares, 1.44% 	     23,780,742        23,780,742
  JPMorgan Prime Money Market
   Fund, Institutional Class
   Shares, 1.32% 	    133,663,541       133,663,541

Total Other Investment Companies
  (cost $174,168,961)			      174,168,961

Repurchase Agreements - 1.5% (3)
  dated 12/31/02,due 01/02/03
  1.18% to 1.28% , total to  -----------
  be received $29,353,019     Principal
  (secured by $29,940,096      Amount
  U.S.Government Agencies),  -----------
  at cost 		     29,352,000        29,352,000

Other Short-Term Investments - 12.6% (3)
  due 01/02/03 to 8/22/03,
  1.18% to 1.95% , at cost  256,083,891       256,083,891

Total Short-Term Investments
  (cost $459,604,852)                         459,604,852

Total Investments - 114.3%
  (cost $2,353,679,961)			    2,309,930,358

Other Assets,less Liabilities - (14.3)%     (289,109,705)
                                            -------------
Total Assets - 100.0%                     $ 2,020,820,653
                                            =============

     The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund
-------------------------------------------------------------
Managers International Equity Fund ("International Equity") seeks long-term capital appreciation through investment in non-U.S.equity securities. Managers currently utilizes three independent sub-advisors who each manage approximately one third of the total portfolio: Andrew Adelson, of Bernstein Investment Management and Research ("Bernstein"), hired in March of 2002, William Holzer of Deutsche Asset Management ("Deutsche"), hired in
December 1989, and Theodore Tyson of Mastholm Asset Management, L. L. C. ("Mastholm "), hired in March 2000.

The Portfolio Managers
Bernstein Investment Research and Management
--------------------------------------------
March 2002 marked the addition of Bernstein and lead portfolio manager Andrew ("Andy") Adelson to the value slot of the Managers International Equity Fund. Andy's approach is value-based and research driven. The thesis is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events as they confuse temporary or cyclical characteristics with structural change. Thus, short-term problems, which cause profits and stocks to decline, can create buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The team attempts to exploit this by using research to separate fact from emotion. Bernstein's International Strategic Value product is designed to create a focused portfolio of companies with strong fundamentals and sound business prospects not yet reflected in their share price.

They begin with all companies in the MSCI EAFE with a market capitalization greater than $4 billion. This universe of some 600 stocks covers approximately 90% of the capitalization of the EAFE Index. The investment team screens this list with a proprietary return model to identify the companies with the most attractive value attributes. The model derives an expected return for each company by assessing companies both from a global industry-based perspective and from a country-based standpoint, including such factors as price to cash earnings, price to book, return on equity, and price momentum.O ver 100 analysts perform extensive research, focusing on the most attractively valued stocks. They dissect corporate financial statements and visit company management. They also meet frequently with customers, suppliers, or other industry experts. They then build spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate normalized earnings power, cash flow and asset values for each company for the next five years, performing simulations to see the potential impact of changes in various components. Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG). The
Committee challenges the analyst's assumptions and conclusions to ensure they are sound. The IPG uses this research to build a portfolio of 35 - 50 of the best ideas building on the combined convictions of Bernstein industry analysts and regional portfolio management teams.
A stock is sold when it has achieved the forecasted target of fair value, or if a change in the earnings forecast reduces the price target to current levels.

Deutsche Asset Management
-------------------------
William ("Willie") Holzer, of Deutsche Asset Management, can be described as a "top down" thematic investor. He views the world as a single global economy as opposed to a collection of separate country economies. Willie focuses his efforts by first developing global investment themes, which target the fastest growing or most profitable segments of the global economy. Themes are typically long-lived, three or more years, and are developed through the course of business, discussions with company managements or government officials, fundamental and economic analysis, and the tracking of economic, financial and demographic trends. Willie then works with the large group of global securities analysts at Deutsche to identify the companies, which will potentially benefit from the effects of the themes. These companies will necessarily have attractive fundamentals and reasonable valuations, along with strong company management.

Willie also believes that it is important to distinguish between three types of companies: Domestic companies are those which produce, sell and raise capital all in their home country; International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell and raise capital anywhere. Willie will invest in any of these types in order to capitalize on a theme; however, he prefers global companies, which generally have the flexibility and resources to exploit global trends. Thus, his portfolio tends to be heavily weighted in large capitalization, multi-national companies. In addition, his portfolio will tend to be concentrated in the developed markets, with only a small portion invested in companies domiciled in less developed or "emerging" markets. How-

-------------------------------------------------------------
International Equity
--------------------
ever, companies in the portfolio, while domiciled in developed markets,may have operations or distribution in the emerging markets.Given the long-term nature of the themes,his rate of turnover is relatively low and typically in the 40%to 50%annual range.

Mastholm Asset Management, L. L. C.
-----------------------------------
Ted Tyson and the investment management team at Mastholm utilize a bottom-up all capitalization growth style for investing in international equities. There are several underlying tenets that Mastholm adheres to that lead to this approach: that the outlook for a company is more predictable than a country or region, that companies with accelerating earnings and revenues can provide superior returns, and that there is no correlation between international benchmarks and investment opportunities. Thus, Mastholm will concentrate on companies on a bottom-up basis, they will continuously search for growing companies or for where catalysts exist to cause earnings acceleration, and they will deviate from the Europe, Australasia, Far East Index ("EAFE") weightings and invest in any size company outside the U.S.

Specifically, Mastholm's approach is to perform fundamental research on a daily basis in order to identify attractive company trends or catalysts. This is accomplished first by a daily screening of industry and company announcements for positive company earnings releases and other news on a company that might impact current or future earnings. Stories considered relevant, generally about 50+ per day, are then summarized and reviewed by the investment management team. Finally,about 5-10 companies per day are selected from that list for more detailed analysis by the team. Mastholm believes that this approach allows comprehensive coverage of a wide universe while at the same time allowing the managers to focus on facts that they consider material.

The security analysis Mastholm performs is designed to rapidly prioritize candidates.The investment team will visit with companies around the globe, confer with industry analysts, interview competitors, vendors, and suppliers, and compile a complete set of financial reports in order to obtain as much information as possible.
Generally, the analysts at Mastholm look upon quality and clarity of financial results, above-expectations financial performance, a wide range of analyst expectations, attractive valuation, and ample liquidity as favorable characteristics.

Mastholm will generally start with a small (0.5% to 1.0%) investment based upon their fundamental analysis.
As their level of conviction grows, through company visits and additional analysis, they will add to a position.
The portfolio typically holds from 70-90 positions with no more than 5% at cost in any one company. Mastholm will review a position with the intent to sell when the company's growth decelerates (note that negative EPS growth will trigger an automatic sale), the catalysts have become fully recognized and discounted by the market, or a stronger candidate emerges. Additionally, Mastholm monitors the technical characteristics of its stocks (i.e. , relative strength, etc. ) and will reassess their fundamental research if the technicals breakdown. Mastholm does not typically hedge its currency exposure. In extreme cases of dollar/currency disparity, Mastholm may employ hedges for short time periods to limit currency risk.

Some thoughts about currencies
------------------------------
One of the additional risks of investing in foreign companies is the risk that foreign currency devaluations will decrease the value of your investment when translated back to U.S. dollars. This risk can also work in reverse and increase the value of your investment. Currency movements are no less difficult to predict than the direction of interest rates; in fact they are related. One of the benefits of international investing is the diversification benefit gained from the difference in return patterns (lower correlation of returns) that foreign stock markets have with U.S. stocks. Much of this differentiation comes from currency movements. This is a long way of saying that much of the diversification benefit of international investing is a result of currency fluctuations.

For this reason, the portfolio managers of the Fund do not, as a policy, hedge all foreign currency exposure in the portfolio back to U.S. dollars. In fact, all three managers use currency hedges sparingly. Here's why:
First, as previously mentioned, it is difficult to predict currency movements, and none of the managers believe they can consistently add value by timing currencies. Secondly, the currency exposure of the portfolio is not necessarily reflected in the country allocation. Many of the companies in the portfolio are global companies that may have assets in, and certainly derive revenues from a variety of countries in a variety of currencies.
Hence, determining the appropriate hedge ratio would be extremely difficult. We and the managers together believe that the portfolio is well diversified in currencies, and would not benefit from a policy of active

---------------------------------------------------------------
hedging or currency management. That being said, there are periods when, if the managers believe there is particular risk of volatility in a certain currency, they will use forward foreign exchange contracts to hedge all or a portion of the currency exposure.

The Year in Review
------------------
Managers International Equity Fund declined 16.71% during 2002 compared with a decline of 15.94% for the MSCI EAFE. Non-U.S. stock markets continued to move in parallel fashion to domestic markets as they fell for the third consecutive year. Fortunately, the losses over the first three quarters were lessened during the final quarter. In local currencies, the MSCI EAFE declined 26.1% during 2002. Still, the rise in all other developed currencies versus the U.S. dollar recompensed domestic investors during the year.
The euro rose 18% to a three-year high while the British pound and Japanese yen both appreciated 10% versus the dollar. As for the local stock markets Australia (-10% AUD, -1% USD) and New Zealand (-1% NZD, +24% USD) reported strong growth from their commodities based economies and were among the top developed equity markets for the year. Japan's market fell for the sixth time in seven years, as the country's attempts to recover international credibility were ignored or criticized.
Germany's equity market was among the worst performers of the year (-43% EUR, -33% USD). Economic activity and sentiment in Germany continued to be plagued by poor policy decisions and an inflexible labor force.

The first quarter saw the Fund eke out a 0.03% gain compared to a 0.51% return for the MSCI EAFE. The Fund was hindered by a 1.5% holding in the Irish pharmaceutical company Elan, which came under investigation for charges of accounting irregularities and dropped over 70% during the quarter. Aside from Elan, the Fund received strong contributions from its materials holdings, which made up 13% at the beginning of the year. Many of these materials holdings were added through portfolio manager Willie Holzer's Ultimate Sub-contractor theme and served the portfolio well throughout the year as a conservative diversifier to the rest of the portfolio. The Fund's energy shares also rose during the first quarter led by a 32% gain in Hong Kong's CNOOC Ltd. , a Chinese oil drilling company.

In early March of 2002 and with trustees' approval, Managers elected to replace one of the Fund's sub-advisors, Lazard Asset Management, with Bernstein Investment Management and Research ("Bernstein"). As described above Bernstein is a value-oriented manager that seeks companies with strong fundamentals relative to their valuations. Despite running a more concentrated portfolio, we believe that this change better diversifies the various investment approaches practiced within the Fund. As a result, this change reduced the total number of holdings in the Fund and also the number of duplicate holdings. In addition, this increased the portfolio's exposure to the financial and cyclical industries while reducing allocations in telecommunications and healthcare.

The Fund performed relatively well in the second quarter despite the start of the broad market decline.
This was attributable to strong individual stock performances across a wide variety of sectors and countries, but particularly in the financial sector, which gained 3.9% in a period when financials declined on average.
The US Dollar's significant decline versus the euro, yen, and British pound dampened much of the local market declines for US investors.

The sell off accelerated in the third quarter and the Fund was unable to separate itself from the adverse effects of corporate depression and broad based selling exhibited across the globe. Only 11 of the 136 holdings in the Fund increased in value highlighted by Nissan and Honda.
Additionally, gold stocks saw positive returns as their historically counter cyclical nature offered attractive relative performance in the downturn.

After bottoming in early October,markets rallied into mid-December before tailing off slightly to close out the year. As in the U.S.,much of this strength came from a rebound in telecommunications stocks. Because of the Fund's light exposure to this sector, it did not keep up with the market. However, the Fund did pick up gains from its financials and materials positions, which accounted for two thirds of the Fund's return during the final quarter.
Materials, with gold in particular, continued a steady rise as companies such as Goldcorp, Rio Tinto, and Placer Dome contributed favorably to the sector's outperformance. Gold finished the year up 25% to $348.05 per ounce, a level not attained since May of 1997.

Looking Forward
---------------
Going forward,the portfolio remains concentrated in financials, consumer discretionary and materials. From a country standpoint, Canada, France,and South Korea all have significant allocations versus the benchmark.

-------------------------------------------------------------
Bernstein has increased its position in the auto industry with the recent addition of the Sweden based auto company, Autoliv. They feel the dominant auto-safety company is poised to benefit from production growth in its side-impact airbags. Additionally, Andy and his team are of the opinion that property and casualty company Hanover Re will continue to benefit from better pricing and increased volumes. The security was recently purchased late in the fourth quarter.

Deutsche increased its holdings in the materials sector during the fourth quarter with such additions as Meridan Gold and Goldcorp. Aside from the overweight in materials, Willie maintained a fairly balanced portfolio with a moderate underweight in financials.

Mastholm heads into the New Year with concentrations in financials, media, and industrials while health care, technology, and energy are all underweight relative to the index.

Cumulative Total Return Performance
-----------------------------------
International Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EAFE Index ("EAFE") is compiled by Morgan Stanley Capital International. It consists of over 1,000 large, publicly traded stocks from 20 countries of Europe, Australia and the Far East. The index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in International Equity on December 31, 1992, to a $10,000 investment made in the EAFE for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The tables following the performance chart display a full breakdown of the sector and country allocation of the Fund as well as the top ten positions as of December
31, 2002.

		Value of $10,000 Investment
		---------------------------

		International
Year Ended	Equity		MSCI EAFE Index
----------	-----           ---------------
12/31/92	$10,000		$10,000
12/31/93	 13,823		 13,256
12/30/94	 14,099		 14,287
12/29/95	 16,393		 15,888
12/31/96	 18,482		 16,849
12/31/97	 20,484		 17,149
12/31/98	 23,461		 20,578
12/31/99	 29,391		 26,127
12/29/00	 26,905		 22,425
12/31/01	 20,623		 17,616
12/31/02	 17,177 	 14,808






		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		FIVE		TEN
			YEAR		YEARS		YEARS
			------          -----		-----
International Equity	-16.71%		-3.46%		5.56%
MSCI EAFE Index		-15.94%	        -2.89%		4.00%





Top Ten Holdings (out of 186 securities)  	% Fund
-------------------------------------------------------
Canon, Inc.*					2.9%
Bank of Nova Scotia*				2.0
Vodafone Group PLC 				2.0
DSM NV*						1.9
Societe Generale 				1.5
ENI-SpA 					1.5
BNP Paribas*					1.5
Safeway PLC 					1.3
Grupo Dragados SA 				1.2
Bank of Ireland 				1.2
                                               -----
   Top Ten as a Group			       17.0%
					       =====

*Top Ten Holding at June 30, 2002

Industry Weightings
-------------------------------------
Financials			22.0%
Consumer iscretionary 		18.9
Materials 			15.2
Industrials 			 8.3
Information Technology 		 6.8
Energy 				 6.7
Consumer Staples 		 5.3
Health Care 			 4.8
Telecommunication Services 	 4.3
Utilities 			 2.0
Other 				 5.7


			Managers International Equity Fund
		                December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS


Security Description		Shares		Value
------------------------------------------------------------------
Common Stocks - 94.3%
Consumer Discretionary - 18.9%
  Accor SA (France)		 39,400       $ 1,193,287
  Aegis Group PLC
   (United Kingdom)		876,100 	1,103,587
  Autoliv,Inc.(Sweden)		 21,600 	  442,496
  British Sky Broadcasting PLC
   (United Kingdom)*		297,369 	3,058,899
  Burberry Group PLC
   (United Kingdom)*		 83,700 	  302,490
  Compass Group PLC
   (United Kingdom)		164,900 	  873,344
  Continental AG (Germany)*	 79,400 	1,241,536
  Electrolux AB,
   Series B (Sweden)		238,500 	3,763,643
  Great Universal Stores PLC
   (United Kingdom)		204,327 	1,897,886
  Hennes & Mauritz AB (Sweden)	105,300 	2,030,276
  Honda Motor Co. ,
   Ltd. (Japan)			109,200 	4,039,673
  Kingfisher PLC
   (United Kingdom)		438,900 	1,572,042
  Lagardere S.C.A.(France)	 42,700 	1,734,617
  LVMH Moet Hennessy, Louis
   Vuitton SA (France)		 23,600 (2)	  969,609
  Magna International,
   Inc. (Canada)		 50,000 	2,787,378
  Medion AG (Germany)		 38,300 	1,356,517
  Modern Times Group
   AB (Sweden)*			207,000 	1,674,853
  News Corp. , Ltd. , The
   (Australia)			258,000 	1,667,797
  Nissan Motor Co.,
   Ltd. (Japan)			461,000 	3,597,253
  Pearson PLC (United Kingdom)	235,268 	2,175,812
  Peugeot SA (France)		 90,000 	3,670,270
  Reed Elsevier PLC
   (United Kingdom)		163,212 	1,397,759
  Renault SA (France)		 39,100 	1,837,441
  Reuters Group PLC
   (United Kingdom)		294,937 	  842,745
  Sega Corp.(Japan)*		159,700 (2) 	1,574,525
  Shoppers Drug Mart Corp.
   (Canada)*			 74,600 	1,158,335
  Six Continents PLC
   (United Kingdom)		430,000 	3,474,887
  Societe Television Francaise
   1 (France)			 74,400 	1,987,852
  Sony Corp.(Japan)		102,200 	4,271,610
  Taylor Nelson Sofres PLC
   (United Kingdom)		197,500 	  483,258
  Toyota Motor Corp. (Japan)	 76,500 	2,056,417
  United Business Media PLC
   (United Kingdom)		282,300 	1,317,885
  VNU NV 			 78,600 	2,049,753
  Volkswagen AG (Germany)	 55,500 	2,023,371
  Whitbread PLC
   (United Kingdom)		210,000 	1,828,880
  WPP Group PLC
   (United Kingdom)		144,900 	1,106,810
    Total Consumer Discretionary 	       68,564,793

Consumer Staples - 5.3%
  Ajinomoto Co., Inc. (Japan)	105,000 	1,096,275
  Cott Corp.(Canada)*		 70,800 	1,263,806
  Diageo PLC (United Kingdom)	163,913 	1,781,089
  FamilyMart Co., Ltd. (Japan)	 24,900 	  487,844
  Foster 's Brewing Group,Ltd.
   (Australia)			469,300 	1,189,172
  Kose Corp. (Japan)		 22,000 	  700,767
  L'Oreal SA (France)		 14,100 	1,073,518
  Molson, Inc. (Canada)		 71,100 	1,505,441
  Nippon Meat Packers, Inc.
   (Japan)			226,000 	2,256,762
  Orkla ASA (Norway)		 73,800 	1,257,022
  Safeway PLC
   (United Kingdom) 	      1,350,000 	4,634,377
  Unilever PLC
   (United Kingdom)		211,215 	2,009,467
    Total Consumer Staples 		       19,255,540

Energy - 6.7%
  CNOOC, Ltd. (Hong Kong)     1,980,100 	2,577,197
  Encana Corp. (Canada)		 79,834 	2,465,060
  ENI-SpA (Italy)		335,300 	5,330,878
  Lukoil,ADR (Russia) (a)*	  5,800 	  356,357
  Norsk Hydro ASA (Norway)       28,300 	1,268,390
  Petro-Canada (Canada)		 16,900 	  523,218
  Petroleo Brasileiro SA,
  Sponsored ADR (Brazil)	121,000 	1,621,400
  Saipem SpA (Italy)		207,000 	1,383,765
  Shell Transport & Trading Co.,
   registered shares
   (United Kingdom)		446,575 	2,940,264
  Talisman Energy, Inc.
   (Canada)			 59,700 	2,148,338
  Total Fina SA (France) 	 25,052 	3,578,106
    Total Energy 			       24,192,973

Financials - 22.0%
  Aareal Bank AG (Germany)*	 10,400 	  133,151
  Allianz AG, registered shares
   (Germany)			 36,100 	3,434,217
  Allied Irish Banks PLC
   (Ireland)			188,500 	2,543,929
  Amb Generali Holding AG
   (Germany)			 35,000 	1,910,694
  Assicurazioni Generali
   SpA (Italy)			 86,000 	1,768,916
  Australia & New Zealand Banking
   Group, Ltd. (Australia)	249,300 	2,435,585
  Banco Popolare di Verona
   e Novara (Italy)		102,700 	1,145,662
  Banco Popular ESP (Spain)	 45,000 	1,840,330
  Bank of East Asia, Ltd.
   (Hong Kong)			680,000 	1,164,085
  Bank of Ireland (Ireland)	437,000 	4,489,695
  Bank of Nova Scotia (Canada)	222,764 	7,425,466
  BNP Paribas (France)		129,900 	5,293,333
  Daiwa Securities Co. ,
   Ltd.(Japan)			 83,000 	  368,594
  DBS Group Holdings, Ltd.
    (Singapore)			159,000 	1,008,360
  Deutsche Boerse AG (Germany)   13,500 	  540,623
  DnB Holding ASA (Norway)	175,500 	  825,847
  Euronext NV (Netherlands)	 29,100 	  632,449
  Fortis (Belgium)		 86,200 	1,519,740
  Hannover Rueckversicherungs
   -AG (Germany)		  7,300 	  184,243
  HSBC Holdings PLC (Hong Kong)	199,800 	2,184,160
  Kookmin Bank (South Korea)*	 47,674 	1,688,216
  Kookmin Credit Card Co. ,
   Ltd.(South Korea)		 50,000 	1,218,330
  Lloyds TSB Group
   (United Kingdom)		429,900 	3,086,533
  Mitsubishi Estate Co. ,
   Ltd.(Japan)			250,000 	1,904,441
  Mitsui Fudosan Co. ,
   Ltd. (Japan)			229,000 	1,485,885
  MLP AG (Germany)		 24,918 (2)	  245,807
  Muenchener Rueckversicherungs
   AG (Germany)			  9,978 	1,193,716
  Nikko Cordial Corp.(Japan)	156,000 	  525,828
  Nomura Holdings,Inc.(Japan)	148,000 	1,663,706
  Nordea AB (Sweden)		399,800 	1,761,941
  Royal & Sun Alliance Insurance
    Group PLC(United Kingdom) 1,669,300 	3,244,816
  Societe Assurances Generales
   de France (France)		113,000 	3,782,873
  Societe Generale (France)	 96,200 	5,603,001
  Swiss Reinsurance
   (Switzerland)		 26,181 	1,717,377
  Takefuji Corp. (Japan)	 74,000 	4,271,509
   UBS AG (Switzerland)		 74,100 	3,601,302
  Willis Group Holdings, Ltd.
   (United Kingdom)*		 64,800 (2) 	1,857,815
    Total Financials 			       79,702,175



     The accompanying notes are an integral part of these financial statements.

		Managers International Equity Fund
	                December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)


Security Description		Shares		Value
------------------------------------------------------------------
Health Care - 4.8%
  Alcon, Inc. (Switzerland)*	 47,900       $ 1,889,655
  Aventis SA (France)		 58,470 	3,087,286
  Chugai Pharmaceutical Co. ,
   Ltd. (Japan)			105,000 	  999,831
  Fujisawa Pharmaceutical Co. ,
   Ltd.(Japan)			 73,000 	1,670,136
  GlaxoSmithKline PLC
   (United Kingdom)		 75,460 	1,447,977
  Novartis AG (Switzerland)	 56,717 	2,069,410
  Schering AG (Germany)		 29,379 	1,277,951
  Serono SA (Switzerland)700 375,136
  Takeda Chemical Industries, Ltd.
   (Japan)			 56,000 	2,340,608
  Yamanouchi Pharmaceutical Co. ,
   Ltd. (Japan)			 74,000 	2,145,108
    Total Health Care  			       17,303,098

Industrials - 8.3%
  Adecco SA (Switzerland) 	 51,700 	2,026,570
  Autoroutes du sud de la France
   (France)*			 61,845 	1,494,690
  British Airways PLC
   (United Kingdom)*		565,900 	1,229,821
  Canadian National Railway Co.
   (Canada)			 16,200 	  673,272
  Capita Group PLC
   (United Kingdom)		458,700 	1,827,564
  Cie de Saint-Gobain (France)	112,000 	3,286,305
  Dai Nippon Printing Co. , Ltd.
   (Japan)			124,000 	1,371,973
  Deutsche Post AG (Germany)	 56,300 	  590,828
  Eurotunnel SA (France)*	741,901 (2) 	  467,143
  FANUC, Ltd. (Japan) 		 45,600 	2,017,359
  Grupo Dragados SA (Spain)	265,100 	4,506,895
  Heidelberger Druckmaschinen
   (Germany)			  3,900 	   90,041
  Hutchison Whampoa, Ltd.
   (Hong Kong)			223,000 	1,395,466
  Railtrack Group PLC
   (United Kingdom)*		360,539 	1,462,586
  Schneider Electric SA
   (France)			 29,000 	1,372,243
  Serco Group PLC
   (United Kingdom)		418,300 	1,031,137
  Siemens AG (Germany)*		 26,800 (2) 	1,139,049
  Vinci SA (France)  		 28,769 	1,621,256
  Wolseley PLC (United Kingdom)	302,000 	2,535,303
    Total Industrials 			       30,139,501

Information Technology - 6.8%
  ARM Holdings PLC
   (United Kingdom)*		299,707 	  231,583
  Canon, Inc. (Japan) 		278,000        10,471,560
  Compal Electronics,
   Inc. (Taiwan)		672,120 (2) 	3,479,498
  Flextronics International,
   Ltd. (Singapore)*		123,700 	1,013,103
  Fuji Photo Film Co. ,
   Ltd. (Japan)			 62,000 	2,021,910
  Rohm Co. , Ltd. (Japan)	 10,200 	1,298,744
  Samsung Electronics Co. , Ltd.
   (South Korea)		 13,090 	3,465,503
  STMicroelectronics
   NV (Switzerland)		 42,805 	  839,120
  Thomson Corp. , The (Canada)   43,200 	1,148,500
  Yahoo Japan Corp.(Japan)*	     45 (2) 	  561,220
    Total Information Technology 	       24,530,741

Materials - 15.2%
  Alcan, Inc. (Canada)		 44,304 	1,299,281
  Alumina, Ltd. (Australia) 	450,700 	1,243,555
  Amcor, Ltd. (Australia)	297,400 	1,421,773
  Anglo American Platinum Corp. ,
   Ltd. , ADR (South Africa)	 31,276 	1,151,820
  Aracruz Celulose SA,
   Sponsored ADR (Brazil)	 74,300 	1,379,008
  Arcelor (Luxembourg)*		360,600 (2) 	4,435,126
  Barrick Gold Corp. (Canada)    59,800 	  921,718
  Bayer AG (Germany)     	 63,104 	1,354,263
  BHP Billiton, Ltd.
   (Australia)			469,600 	2,683,957
  Billerud AB (Sweden)		123,300 	1,344,324
  BOC Group PLC
   (United Kingdom)		138,755 	1,983,491
  Cemex SA de CV,
   Sponsored ADR (Mexico)	151,779 	3,264,766
  Cia de Minas Buenaventura
   SA (Peru)			 48,800 	1,287,832
  DSM NV (Netherlands)		152,800 	6,956,096
  Goldcorp,Inc.(Canada)		 72,100 	  915,512
  Gold Fields, Ltd.
   (South Africa)		207,500 	2,899,511
  HeidelbergCement AG (Germany)  24,300 	  905,289
  Impala Platinum Holdings, Ltd. ,
   Sponsored ADR (South Africa)  61,200 (2) 	1,897,200
  Meridian Gold, Inc. (Canada)*	 48,200 	  846,353
  Pechiney SA-A Shares (France)  40,438 	1,419,086
  Placer Dome, Inc. (Canada)	206,900 	2,339,052
  Rio Tinto PLC
   (United Kingdom)		101,604 	2,028,155
  Shin-Etsu Chemical Co. , Ltd.
   (Japan)			 51,100 	1,675,057
  Stillwater Mining Co.
   (United States)*		 94,300 	  504,505
  Svenska Cellulosa AB (Sweden)	115,300 	3,890,397
  Syngenta AG (Switzerland)	 25,534 	1,478,265
  Teijin, Ltd. (Japan)		697,000 	1,668,054
  UPM-Kymmene Oyj (Finland)	 26,700 	  857,404
  WMC, Ltd. (Australia)*	450,700 	1,070,980
    Total Materials 			       55,121,830

Telecommunication Services - 4.3%
  Bouygues (France)		 95,400 	2,665,073
  China Mobile,Ltd.
   (Hong Kong)* 		681,000 	1,619,890
  Tele Danmark A/S (Denmark)	102,900 	2,500,396
  Telecom Italia Mobile
   SpA (Italy)			334,600 	1,527,453
  Vodafone Group PLC
   (United Kingdom)	      3,989,908 	7,273,939
    Total Telecommunication Services 	       15,586,751

Utilities - 2.0%
  CLP Holdings,Ltd. (Hong Kong) 412,000 	1,658,904
  E..On AG (Germany)		 26,961 	1,087,890
  Enel SpA (Italy)		252,700 (2) 	1,315,345
  Korea Electric Power (KEP) Corp.
   (South Korea)*		116,900 	1,798,765
  Suez AG (France)		 81,102 	1,407,731
    Total Utilities 				7,268,635
                                              -----------
Total Common Stocks
  (cost $372,588,651)			   $  341,666,037
                              ----------
Foreign Government	      Principal
  Obligations - 1.3%	       Amount
  Bundesobligation, 4.500%,   ----------
   05/19/03 (Germany)         $2,300,000 	2,426,844
  UK Treasury, 5.000%, 06/07/04
   (United Kingdom)	      1,400,000 	2,292,987
Total Foreign Government                       ---------
  Obligations (cost $4,736,633)			4,719,831



	The accompanying notes are an integral part of these financial statements.

		Managers International Equity Fund
	                December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)


Security Description		Principal	Value
				Amount
------------------------------------------------------------------
Convertible Bonds - 1.4%
  ASM Lithography Holding NV,
   4.500%, 11/30/04
   (Netherlands) (a)	    $	800,000        $  698,000
  Carlton Communications PLC,
   2.250%, 01/04/07
   (United Kingdom)		706,000 	  678,435
  France Telecom SA, 4.000%,
   11/29/05 (France)		325,000 	  321,453
  France Telecom SA 2.000%,
   01/01/04 (France)		344,822 	  358,446
  Havas, 4.000% , 01/01/09
   (France)			 73,460 	  763,201
  Royal KPN NV, 3.500%,
   11/24/05 (Netherlands)	693,000 	  676,798
  Vivendi Universal SA, 1.000%,
   07/05/03 (France)	      1,033,903 	1,057,231
  Verenigd Bezit VNU NV,
   1.750%, 11/15/04
   (Netherlands) (a) 		610,000 	  663,958
    Total Convertible Bonds
     (cost $4,769,517)				5,217,522

Short-Term Investments - 7.6%
  Other Investment Companies - 3.4% *(1)
   JPMorgan Liquid Assets Money   Shares
    Market Fund, Institutional    ------
    Class Shares,1.44%292 292        292	      292
   JPMorgan Prime Money Market
    Fund,Institutional Class
    Shares, 1.32% 	      12,501,081       12,501,081
      Total Other Investment Companies
       (cost $12,501,373)		       12,501,373

  Various Repurchase Agreements - 3.6% (3)
   dated 12/31/02, due 01/02/03,
   1.25% to 1.28%, total to be ---------
   received $13,057,453        Principal
   (secured by $13,318,775      Amount
   U.S.Government Agencies),  ----------
   at cost 		      13,057,000       13,057,000

  Other Short-Term Investments - 0.6% (3)
   due 01/02/03 to 1/24/03
   1.38% to 1.83% , at cost    2,051,358 	2,051,358
     Total Short-Term Investments
     (cost $27,609,731)			       27,609,731

Total Investments - 104.6%
(cost $409,704,532)			      379,213,121

Other Assets, less Liabilities - (4.6)%      (16,651,774)
                                             ------------
Net Assets -100.0%			    $ 362,561,347
                                             ============


----------------------------------------------------------------
Summary of Investment By Country


		Managers	MSCI
		International	EAFE
Country		Equity Fund*	Index
--------------  -------------   -----
United Kingdom		17.7%	27.7%
Japan 			16.0 	21.2
France 			13.7 	 9.4
Canada     		 7.5 	 0.0
Germany 		 5.8	 5.9
Sweden			 4.1	 1.9
United States		 3.9	 0.0
Switzerland		 3.8	 8.1
Italy			 3.4	 3.9
Australia		 3.2	 4.7
Netherlands		 3.2	 5.5
Hong Kong		 2.9	 1.6
South Korea		 2.2	 0.0
Ireland			 1.9	 0.7
Spain			 1.7	 3.3
South Africa		 1.6	 0.0
Luxembourg		 1.2	 0.0
Mexico			 0.9	 0.0
Norway			 0.9	 0.5
Taiwan			 0.9	 0.0
Brazil			 0.8	 0.0
Denmark			 0.7	 0.7
Singapore		 0.6	 0.8
Belgium			 0.4	 1.0
Peru			 0.4	 0.0
Finland			 0.2	 2.0
Russia			 0.1	 0.0
Greece			 0.0	 0.4
Portugal		 0.0	 0.4
New Zealand		 0.0	 0.2
Austria			 0.0	 0.1
Cash			 0.3	 0.0


*As a pecent of total market value of common stocks on December 31,2002.

	The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund
---------------------------------------------------------------
Emerging Markets
----------------
Managers Emerging Markets Equity Fund ("Emerging Markets Equity")seeks long-term capital appreciation through investment in companies within countries considered to be emerging or developing by the World Bank or the United Nations. Managers utilizes an independent sub-advisor to manage the assets of the portfolio. Ken King leads the investment team of Rexiter Capital Management Limited ("Rexiter") in managing this Fund.

The Portfolio Manager
---------------------
Ken King and the investment management team at Rexiter seek to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure in the portfolio,and investing in companies within the targeted country and industry ranges which demonstrate strong but, most importantly, profitable earnings growth.

Country Allocation
------------------
Through years of experience analyzing and investing in emerging markets, Ken King has come to believe that the political, economic and financial health of countries within the emerging markets is essential to the success of the companies domiciled within them. In addition, King believes that emerging markets are inefficient in the technical sense that past behavior contains information about future behavior. Individually, they are highly volatile. They regularly and predictably overshoot fair value and then, in relatively short periods, revert towards the mean.
Market capitalization weighted indices fail to recognize this;
the markets that have risen most take on a larger index weight just as it becomes increasingly likely that they will underperform. Poorly performing markets will have a reduced index weight just as the chance of relative outperformance increases. Market capitalization weighted indices thus encourage managers to chase markets and expose portfolios to the risk of being "whipsawed". This reduces returns and increases volatility.

Because of this,Rexiter uses a fixed-weight index to define its neutral position. Rexiter splits the markets into two groups: top tier are the twelve most liquid markets (countries) and bottom tier are all other eligible markets. Within each tier, all markets are given an equal weight: top tier markets have a weight of 5.6% so that the neutral allocation in top tier markets is 67% of the portfolio. Bottom tier markets have a weight of 2.6% and make up 33% of the portfolio.

The investment team at Rexiter analyzes political, economic and market factors for each country and ranks them into favorable, neutral and unfavorable rankings that determine the target allocations within the portfolio. A "favorable" rating means exposure to a country in the portfolio should match the neutral weight at a minimum. "Unfavorable"should match the neutral weight only at a maximum. A "neutral" ranking implies a band, which ranges by 1% - 2% on either side of the fixed weight depending on the market's tier. Among the market factors that Rexiter analyzes are the recent performance of each country along with an assessment of the availability of attractively valued stocks.

Stock Selection
---------------
The portfolio managers at Rexiter are great believers in stock selection. They believe that the quality of company research in the emerging markets is poor. Many companies in the emerging markets have been very successful at destroying shareholder wealth. Rexiter's research centers on avoiding companies that generate "profitless growth."

After screening the emerging markets universe for minimum capitalization and liquidity parameters, the Rexiter investment team analyzes roughly 300 companies in detail.

In order to identify companies which can and will undergo profitable growth, Rexiter's research entails:

  Studying published accounts and accounting policies
    for the underlying development of earnings;
  Performing a "duPont Analysis"of return on equity;
    Analyzing the return on invested capital and the economic value added; and
  Analyzing the cash flow,capital spending and capital requirements of each company.

The portfolio is thus constructed from both a top-down and a bottom-up perspective. It will typically have 40 to 60 stocks of companies exhibiting profitable growth, and will typically be very diversified across emerging market countries. Because of the fixed-weight benchmark allocation method described above, the portfolio will typically be underweighted relative to the weightings of the largest three or four emerging countries in the capitalization-weighted index. The benchmark for the Fund is the Morgan Stanley Capital International - Emerging Markets Free Index ("EMF").

-------------------------------------------------------------------
The Year in Review
------------------
As a group, the emerging equity markets were among the top performing non-fixed income markets in 2002. Nevertheless, there was a wide dispersion of results precipitated by a number of noteworthy country-level events. Argentina broke its currency peg, Venezuela had a coup and a general labor strike, Indonesia had an appalling terrorist bombing, Pakistan was apparently threatened with nuclear attack, and South Korea recently had to contend with renewed tensions between North Korea and the U.S. On the positive side, the invitation for Poland, Hungary, the Czech Republic, and other Eastern European nations to join the European Union in 2004 boosted that region's markets. These events, and the diversity of investor response, highlight the uncertainty and potential reward of emerging markets investing. Managers Emerging Markets Equity Fund fell 7.95% in 2002, compared with a loss of 6.00% for the MSCI Emerging Markets Free (EMF)Index.

The year started out well enough for emerging market investors. Emerging equity markets soared behind renewed confidence about a global economic recovery as well as increased demand for the commodities and raw materials that many of these countries provide. The EMF rose more than 15% in both local currencies and U.S.dollars, with robust gains in all regions. Emerging Asia was the best performing region, led by Korean stocks, which jumped more than 30% behind widespread optimism surrounding the country's growth. Conversely, the Argentine peso cratered as a result of the country's worsening financial crisis, and the Israeli stock market weakened because of the ongoing violence in the region. The portfolio posted broad-based gains with every sector rising in value except for technology and utilities. However, the Fund trailed its benchmark during the rally partly as a result of the manager's investment discipline.

Because of Rexiter's fixed-weights approach to investing in emerging markets, the Fund typically has lower allocations in the largest emerging countries than does the MSCI Emerging Markets Index or many other emerging markets funds. Thus, in periods when the largest countries perform significantly better than the average, the Fund is less likely to outperform. The rapid rise in market value in South Korea, for example, through the end of 2001 and the first quarter of 2002 brought that country's weight to almost 20% of the index. Rexiter, in adherence to its discipline, maintained the Fund's Korean allocation below its maximum allocation target of 15%. That relative underweight in Korea contributed to the Fund's underperformance. Meanwhile, some of the poor relative performance came from the weak showing of the Fund's technology shares, which declined slightly while emerging markets tech stocks rose on average. The Fund's relative underperformance bottomed at almost the exact same time as the market reached its peak for the year, in late April.

As was the case in the U.S.,emerging market stock prices declined broadly from late April into early October. Although emerging markets performance is typically sensitive to signs of improvement in the developed economies,especially the U.S. , investors did not seem inclined to invest in risky asset classes.
In addition, there were numerous country-specific episodes that added to investor uncertainty. Performance was equally poor, in local terms, for the Asia, Latin America, and Europe/Middle East regions. The Fund declined 27.7% during the drawdown while the EMF fell 29.2%. In this instance, the portfolio manager's discipline worked well. This "fixed weights" approach resulted in the Fund being underinvested in South Korea, Mexico, and Taiwan, whose markets sharply corrected during the period.

The emerging markets joined in the broad equity rally that occurred in the fourth quarter. Investors'appetite for risk increased appreciably, which pushed equity prices higher. The Fund rose 10.28% in the fourth quarter of 2002, compared with a gain of 10.04% for the MSCI Emerging Markets Free (EMF) Index. Every sector within the Fund rose on average during the quarter; led by 53% gains in the utilities sector, 21% gains in materials, 16% gains in health care,and 15%gains in telecom services. The effects of Rexiter's country allocation policies relative to the benchmark were mixed. Rexiter's underweighting of the Korean and Taiwanese markets, which lagged other emerging markets following political uncertainty in the region, offset the portfolio's underweight in South Africa, which continued to surge behind rising gold prices. At year-end, South Africa was the second largest country in the EMF Index behind South Korea.

Looking Ahead
-------------
Heading into 2003, Rexiter added only one new position during the fourth quarter, SK Telecom, a South Korean cellular telecommunications company. Rexiter trimmed exposure in several sectors and reduced the portfolio's financials exposure through the sale of Banco Itau and its technology exposure through the sale of Reunert.

-------------------------------------------------------------------
The investment management team at Rexiter is confident that emerging markets can outpace developed markets equities for a third straight year. While the economic outlook varies by country, Rexiter believes the overall tone will be of continued recovery. Also, the competency of corporate managements in the emerging markets has improved in the past few years,which would allow for more companies to capitalize on this recovery. Finally, because many of these markets fell so sharply following the crises of the 1990s, valuations still appear attractive.

Cumulative Total Return Performance
-----------------------------------
Emerging Markets Equity's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EMF Index ("EMF")is compiled by Morgan Stanley Capital International ("MSCI"). It is a market capitalization-weighted index covering over 1,000 stocks in 25 emerging nations in the Asia/Far East, South American, Eastern European and African regions. MSCI designates nations based upon several factors, most importantly per capita GDP. In cases where restrictions on foreign investment exist the EMF Index limits its coverage to the opportunity set generally available to foreign investors. This chart compares a hypothetical $10,000 investment made in Emerging Markets Equity on February 9, 1998, to a $10,000 investment made in the EMF for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The tables following the performance chart display a full breakdown of the sector and country allocation of the Fund as well as the top ten positions as of December 31,2002.


		Value of $10,000 Investment
		---------------------------

		Emerging 	MSCI
		Markets		EMF
Year Ended	Equity		Index
----------	--------        ---------------
02/09/98	$10,000		$10,000
12/31/98	  7,748		  7,579
12/31/99	 14,711		 16,641
12/29/00	 10,784		 11,547
12/31/01	 10,723		 11,273
12/31/02	  9,871	 	 10,597



		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		THREE		SINCE
			YEAR (1)	YEARS		INCEPTION*
			------		-------		---------
Emerging
  Markets Equity	-7.95%		-12.45%		-0.27%
MSCI EMF Index		-6.00%	        -13.97%		-4.40%


(1) Total returns would have been lower had certain expenses not been reduced.

* Commencement of operations was February 9, 1998


Top Ten Holdings (out of 42 securities)  	% Fund
-------------------------------------------------------
Antofagasta PLC 				3.4%
Sanlam,Ltd.					3.3
Yukos Corp., ADR 				3.2
Telekomunikasi Indonesia Tbk PT*		3.2
Samsung Electronics Co.,Ltd.,GDR representing
1/2 voting shares 				3.1
LG Household & Health Care, Ltd. 		3.0
Genting Berhad*					3.0
Pliva D.D., Sponsored GDR* 			2.9
Bangkok Bank*					2.8
ABSA Group, Ltd.				2.8
                                               -----
   Top Ten as a Group			       30.7%
					       =====

*Top Ten Holding at June 30, 2002

Industry Weightings
-------------------------------------
Financials			22.2%
Materials 			14.5
Telecommunication Services 	11.9
Consumer Staples 		10.3
Consumer iscretionary 		 8.6
Health Care 			 8.1
Industrials 			 7.3
Information Technology 		 3.9
Energy 				 3.2
Other 				10.0


		Managers Emerging Markets Equity Fund
		          December 31,2002
------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS


Security Description		Shares		Value
------------------------------------------------------------------
Common Stocks - 90.0%
Consumer Discretionary - 8.6%
  Consorcio Ara SA de CV
   (Mexico)*			266,000       $ 394,017
  Genting Berhad (Malaysia)*	186,600 	658,011
  TV Azteca SA de CV,
   ADR (Mexico)			 61,600 	295,064
  Vestel Electronic Sanayi ve
   Ticaret AS (Turkey)*	    294,100,000 	558,081
    Total Consumer Discretionary 	      1,905,173

Consumer Staples - 10.3%
  Coca-Cola Femsa,SA de
   CV, ADR (Mexico) 		 20,000 	358,000
  Companhia de Bebidas das
   Americas (Ambev),
   Sponsored ADR (Brazil)	 37,800 	588,168
  Indofood Sukses Makmur
   Tbk PT (Indonesia)*	      4,500,000 	301,676
  IOI Corp.,BHD (Malaysia)*	250,000 	365,132
  LG Household & Health Care,
   Ltd. (South Korea) 		 20,800 	659,399
  Palmco Holdings, BHD
   (Malaysia)*			 10,416 	 11,238
    Total Consumer Staples 		      2,283,613

Energy - 3.2%
  Yukos Corp. , ADR (Russia)  	  5,100 (2) 	718,740

Financials - 22.2%
  ABSA Group, Ltd.
   (South Africa)		170,000 	626,071
  Bangkok Bank (Thailand)	451,700 	628,817
  Fubon Financial Holding Co.,
   Ltd.	(Taiwan)*		500,000 	396,894
  Grupo Financiero Bancomer
   SA de CV (Mexico)*		680,000 	514,029
  HDFC Bank, Ltd. , ADR (India)* 42,000 (2)	565,320
  Kookmin Bank, Sponsored
   ADR (South Korea)		 16,557 (2) 	585,290
  OTP Bank Rt. (Hungary)*	 61,000 	599,662
  Sanlam, Ltd. (South Africa)*	820,000 	726,298
  SM Prime Holdings, Inc.
   (Philippines)*	      3,000,000 	266,928
    Total Financials 			      4,909,309
Health Care - 8.1%
  Pliva D.D. , Sponsored GDR
   (Croatia)			 44,700 	640,050
  Ranbaxy Laboratories, Ltd.,
   Sponsored GDR (India)	 24,560 	303,864
  Ranbaxy Laboratories, Ltd.,
   GDR (India) (a)		 25,440 (2) 	314,751
  Teva Pharmaceutical Ind. , Ltd.,
   Sponsored ADR (Israel)	 14,000 	540,540
    Total Health Care 			      1,799,205

Industrials - 7.3%
  China Southern Airlines Co.,
   Ltd.(China)*		      1,620,000 	436,243
  Empresa Brasileira de
   Aeronautica SA (Brazil)	 31,450 	500,055
  Samsung Electronics Co. , Ltd.,
   GDR representing 1/2 voting
   shares (South Korea) (a)	  5,170 (2) 	684,364
    Total Industrials 			      1,620,662

Information Technology - 3.9%
  Hon Hai Precision Ind.
   (Taiwan)*			140,092 	483,493
  Taiwan Semiconductor
   Manufacturing Co., Ltd.
   (Taiwan)*			318,523 	390,253
    Total Information Technology 		873,746

Materials - 14.5%
  Anglo American PLC
   (United Kingdom)*		 20,000 	297,006
  Antofagasta PLC
   (United Kingdom)*		 74,000 	744,527
  Compania de Minas Buenaventura
   SA, Sponsored ADR (Peru)	 20,700 	546,273
  Hindalco Ind., Ltd., Sponsored
   GDR (India) (a)		 40,000 (2) 	489,136
  KGHM Polska Miedz SA(Poland)*	157,000 	552,730
  Pohang Iron & Steel Co., Ltd.,
   Sponsored ADR (South Korea)	 24,200 	598,466
    Total Materials 			      3,228,138

Telecommunication Services - 11.9%
  Brasil Telecom Participacoes
   SA (Brazil)			 16,950 (2) 	427,988
  China Mobile, Ltd., Sponsored
   ADR (Hong Kong)*		 30,000 	362,400
  Compania Anonima Nacional
   Telefonos de Venezuela
   (Venezuela)			 38,500 	485,100
  Shin Corp. Public Co.
   (Thailand)		      1,000,000 	236,659
  SK Telecom Co., Ltd., ADR
   (South Korea)		 20,000 (2) 	427,000
  Telekomunikasi Indonesia Tbk
  PT (Indonesia)		 83,000 (2) 	704,670
    Total Telecommunication Services 	      2,643,817

Total Common Stocks                          ----------
  (cost $20,015,187)			  $  19,982,403

Short-Term Investments - 18.8%
  Other Investment Company - 5.8%1
   JPMorgan Prime Money Market
    Fund, Institutional Class Shares,
    1.32% (cost $1,287,994)   1,287,994       1,287,994

  Repurchase Agreements - 13.0% (3)
   dated 12/31/02, due 01/02/03, 1.23%
   to 1.28% , total to be received ---------
   $2,901,101 (secured by          Principal
   $2,959,161 U.S.Government	    Amount
   Agencies), at cost 		$  2,901,000  2,901,000
    Total Short-Term Investments              ---------
     (cost $4,188,994)                        4,188,994

Total Investments - 108.8%
  (cost $24,204,181)			     24,171,397

Other Assets,less Liabilities - (8.8)%	     (1,960,150)
                                             -----------
Net Assets -100.0%			  $   22,211,247
                                             ===========


	The accompanying notes are an integral part of these financial statements.

		Managers Emerging Markets Equity Fund
		          December 31,2002
------------------------------------------------------------------
SUMMARY OF INVESTMENT BY COUNTRY
------------------------------------------------------------------


		Managers	MSCI
		Emerging 	EMF
Country		Markets Equity*	Index
--------------  -------------   -----
South Korea		13.9%	21.8%
India 			 7.9 	 5.0
Mexico 			 7.4 	 7.9
Brazil 			 7.1 	 6.9
South Africa 		 6.4 	14.0
Taiwan 			 6.0 	12.8
United States 		 5.8 	 0.0
Malaysia 		 4.9 	 5.6
United Kingdom 		 4.9 	 0.0
Indonesia 		 4.7 	 1.1
Thailand 		 4.1 	 1.7
Russia 			 3.4 	 4.7
Croatia 		 3.0	 0.0
Hungary			 2.8	 1.3
Peru			 2.6	 0.5
Poland			 2.6	 1.3
Turkey			 2.6	 1.2
Israel			 2.5	 3.3
Venezuela		 2.3	 0.1
China			 2.1	 6.6
Hong Kong		 1.7	 0.0
Philippines		 1.3	 0.5
Chile			 0.0	 1.6
Argentina		 0.0	 0.5
Czech Republic		 0.0	 0.5
Morocco			 0.0	 0.3
Pakistan		 0.0	 0.3
Egypt			 0.0	 0.2
Jordan			 0.0	 0.2
Colombia		 0.0	 0.1


*As a pecent of total market value of common stocks on December 31,2002.


	The accompanying notes are an integral part of these financial statements.

Managers Intermediate Bond Fund
-----------------------------------------------------------------
Managers Intermediate Bond Fund ("Intermediate Bond") seeks high current income by investing in diversified portfolio of fixed-income securities. Managers currently utilizes a single independent sub-advisor, Loomis, Sayles & Company, L.P, hired in September 2002. Dan Fuss, Vice Chairman and Executive VP, leads an investment team in managing the portfolio.

The Portfolio Manager
---------------------
Dan and his team of credit analysts at Loomis Sayles
("Loomis"), emphasize yield in constructing portfolios.
Loomis believes that superior longer-term results can be achieved by capitalizing on the higher yields available on attractively priced, call-protected corporate bonds.Given that, Loom devotes significant resources to bottom-up credit research. The analysts are charged with discovering bonds that offer attractive yields and potential returns while avoiding companies that might be downgraded. The analysts focus their bottom-up research across all sectors of the investment-grade bond universe. Bonds are selected for this Fund based upon their relative attractiveness and maturity. Loomis will occasionally invest in government securities, based upon the relative attraction of those securities, an assessment of the Fund's liquidity, and the Fund's overall duration.

The portfolio managers will generally maintain the portfolio's average duration so that it is within one year of the benchmark (Lehman Brothers Intermediate Government/Credit), but will occasionally seek to add value by adjusting the duration within the band. Duration management is typically a result of the team's long-term outlook for interest rate changes.

The Year in Review
------------------
Intermediate bonds provided good returns for much of 2002 despite a low level of interest rates. Rates fell to their lowest point in over 40 years behind economic uncertainty and investors' desire to be anywhere but in stocks. Still, even within the bond market, risk aversion caused a wide dispersion of results across debt sectors. Intermediate credits lagged intermediate treasuries by 127 basis points (bps), with intermediate utility bonds, the worst performing sector, lagging intermediate treasuries by 814 bps. During 2002, the Fund declined 1.51% , compared to a gain of 9.84% for the Lehman Brothers Intermediate Government Credit.

The year started out well for the Fund as it steadily gained 3.4% into mid-June, slightly leading its benchmark.
In the intermediate maturity ranges, all sectors except industrials, which declined, outperformed treasuries by over 50 bps. Due to evidence of a quickening economy and the subsequent rise in commodities prices, intermediate-term interest rates increased more than 40 bps during the first quarter to reach their highest levels in almost a year. Despite this, the Fund gained ground from a combination of sector positioning and security selection. As the year began, the manager held a 25% weighting in asset-backed securities because of the view that the sector offered good value. That sector was one of the best performing areas of the bond market, and the Fund's asset-backed security positions rose more than 2.5% during the first quarter alone. A 7% allocation to agency and commercial mortgage-backed security sector also added value.

Late in the second quarter, however, bond investors were reintroduced to the notion of credit risk. A slew of ratings downgrades and some well-publicized corporate accountability issues pushed credit spreads wider and initiated another flight to quality. Among intermediate-maturity credits, industrial bonds, particularly telecom notes, and utility bonds underperformed Treasuries by a large margin. The Fund unfortunately held a number of corporate bond issues that were directly and indirectly impacted by the flow of downgrades and bad news. In particular, the Fund held a 4% position in the bonds of WorldCom at the beginning of the second quarter. The bonds traded at very attractive yields and the team at Metropolitan West Asset Management ("MWAM")believed their competitive position was strong. Unfortunately, after an SEC audit uncovered issues about the company's accounting practices the bonds traded down by 80%. The issues surrounding WorldCom also affected the Fund's other telecom holdings, including Sprint and Qwest.

Although we generally agreed with MWAM's assessment that the market was likely over-reacting in its sell-off of some of these securities, we decided to move the portfolio to another manager whom we believed could effectively analyze the credits, but who might have a fresh perspective. In September Managers replaced MWAM as the subadvisor of the Fund with Loomis Sayles & Company. The Fund's investment objective and the portfolio manager's primary strategy, bottom-up credit analysis and security selection remain essentially unchanged. Later in the fourth quarter the liquidity of the portfolio became even more important as it became apparent that the Fund would likely experience significant redemptions near the year-end.

Intermediate Bond
-----------------------------------------------------------------
Loomis prepared for this possibility by moving a majority of the assets of the Fund into liquid Treasury and Agency bonds. The result is that the Fund did not fully participate in the rally in investment grade corporate bonds, some of which occurred in the final weeks of 2002.

Cumulative Total Return Performance
-----------------------------------
Intermediate Bond's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Intermediate Bond on December 31, 1992, to a $10,000 investment made in the Lehman Brothers Intermediate Government/Credit Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

		Value of $10,000 Investment
		---------------------------

		Intermediate	LB Int. G/C
Year Ended	Bond		Index
----------	-----------     ---------------
12/31/92	$10,000		$10,000
12/31/93	 10,845		 10,717
12/30/94	  9,936		 11,659
12/29/95	 11,477		 11,434
12/31/96	 11,966		 13,187
12/31/97	 12,668		 13,721
12/31/98	 13,341		 14,801
12/31/99	 13,635		 16,050
12/29/00	 14,645		 16,111
12/31/01	 15,596		 17,741
12/31/02	 15,361 	 19,332



		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		FIVE		TEN
			YEAR		YEARS		YEARS
			------		-----		-----
Intermediate Bond	-1.51%		3.93%		4.39%
LB Int. G/C Index	 9.84%	        7.48%		7.08%


		Managers Intermediate Bond Fund
			December 31,2002
------------------------------------------------------------------
Schedule of Portfolio Investments


                        		Principal
Security Description 			Amount		Value
------------------------------------------------------------------
U.S.Government and Agency Obligations - 78.0%
FNMA, 1.875%, 02/15/04 			750,000       $ 751,643
FNMA, 2.875%, 10/15/05 	      	      1,475,000 (2)   1,503,010
FNMA, 4.375%, 10/15/06 			675,000 	716,222
USTN, 2.125%, 10/31/04 	              1,500,000       1,516,515
USTN, 3.500%, 11/15/06 		        725,000 	754,450
USTN, 5.750%, 11/15/05 			675,000 	746,165
   Total U.S.Government and Agency Obligations        ---------
    (cost $5,991,142)				      5,988,004

Short-Term Investments - 173.6% (1)
Other Investment Company - 169.5%      ----------
  JPMorgan Prime Money Market Fund       Shares
   Institutional Class Shares, 1.32%   ----------
   (cost $13,005,887)		       13,005,887    13,005,887
Repurchase Agreements - 4.1% (3)
  dated 12/31/02,due 01/02/03,          ---------
  1.23% to 1.26%, total to be           Principal
  received $314,011 (secured by           Amount
  $320,294 U.S.Government               ---------
  Agencies),at cost 			$ 314,000 	314,000
   Total Short-Term Investments                      ----------
    (cost $13,319,887)   			     13,319,887

Total Investments - 251.6%
(cost $19,311,029)       			     19,307,891

Other Assets, less Liabilities - (151.6)% 	   (11,634,137)
                                                   ------------
Net Assets - 100.0%				   $ 7,673,754
                                                   ============

	The accompanying notes are an integral part of these financial statements.

Managers Bond Fund
-------------------------------------------------------------------
Bond
----
Managers Bond Fund ("Bond") seeks current income by investing in fixed-income securities. Managers currently utilizes a single sub-advisor, Daniel Fuss of Loomis, Sayles & Co. L.P. ("Loomis"), who has been managing a portion of the Fund since its inception in 1984.

The Portfolio Manager
---------------------
Dan Fuss is a contrarian bond investor who focuses on individual issues that will provide the highest return over long periods of time. Dan and his team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company's financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts, including improving company fundamentals, which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

Given the typical shape of the yield curve,longer-term bonds generally yield more than shorter-term bonds, and Dan is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer-term bonds, thus Dan's portfolios tend to be relatively long in duration*. In order to mitigate some of the interest rate risk, Dan structures his portfolio with counter-cyclical elements. In doing so, Dan will utilize convertible bonds, municipal bonds, preferred stocks, foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The Year in Review
------------------
For the year 2002, Managers Bond Fund returned 10.98% in line with a rise of 11.04% for the Lehman Brothers Government Credit Index (LB Gov/Credit). It was the eighth consecutive year that the Fund posted a positive return, and thus it continues to be positioned in the top quartile of returns within its peer universe for one, three, five and ten year periods. As the year progressed, credit spreads increased due in large part to corporate malfeasance and numerous bankruptcy filings. For much of 2002, investors continued to favor the relative perceived safety of fixed income as the equity markets experienced volatility and periods of wide-spread declines.

Perceived evidence of a developing economic recovery had mixed effects on the U.S. bond market during the first quarter. Medium to longer-term rates rose by about 0.40% to reach their highest levels in almost a year. On the other hand, the improvement in the economy helped the relative performance of credit bonds in aggregate, which outpaced Treasuries by almost 0.50%. The first quarter also saw what became a growing trend of increased scrutiny of corporate credit. Despite investor caution, extremely attractive valuation allowed for high yield bonds to benefit from the improving economy. Mortgage backed securities (MBS) outperformed Treasuries by
1.15 percentage points as the increase in rates slowed the expected rate of prepayments, while asset-backed securities outperformed by
0.81 percentage points. Despite its longer duration, the portfolio's yield premium enabled the Fund to slightly outperform in the face of the upward move in rates.

The Fund exhibited a strong rally in the second quarter as the bond market was one of the few sources of positive returns for U.S.investors and mid to longer-term rates fell between 0.5% and 1.0%. Although the improvement in the economy would typically cause interest rates to rise, the lack of a measurable inflation threat compensated for this. Within the U.S. bond market, corporate bonds lagged behind Treasuries because company fundamentals, and even accounting practices, were questioned. Mortgage securities performed well despite the decline in rates; fixed-rate mortgages offered a bit higher return than similar duration treasuries. Performance came from a variety of sources including good security selection, the Fund's longer duration, and some additional gains from foreign currency exposure.

It is important to note that throughout the year, Loomis was able to avoid most of the major disasters that were plaguing the corporate credit market and minimize the impact of any to which the Fund had been exposed.Just the same, with a large portion invested in corporate credits, the portfolio was subject to the significant widening of corporate credit spreads throughout the third quarter. This was mitigated, though, by the portfolio's healthy duration and a significant drop in interest yields as investors took shelter in the bond markets. The positive return for corporate bonds was welcomed in the face of a broad market sell off in the

-------------------------------------------------------------------
equity markets. The Fund's real estate and financials positions exhibited a solid quarter with CIT, the recent spin-off from Tyco, returning 12%. Adversely, the Fund's utility bonds were hit hard with the most notable being the energy concern, El Paso, which fell 30%.

In the final quarter the Fund rose an additional 2.94%, outpacing the LB Gov/Credit index by 1.21 percentage points. Interest rates rose slightly, but the broad bond indexes rose behind the strong gains from the "spread"sectors, including corporate bonds, asset-backed notes, and mortgages. Corporate credits led the way as investor insecurities regarding management malfeasance began to subside. A few highlights of the quarter include two Sprint Holdings that each returned over 40% , as well as notes from the paper company Georgia Pacific, which rebounded more than 20%. Conversely, the bonds of Venezuelan oil company Cerro Negro fell 15% as Moody's downgraded the notes in response to the country-wide oil workers strike and increased political uncertainty in the region.

Looking Ahead
-------------
Heading into 2003, Fuss remains concerned about the potential for market turmoil, particularly from geopolitical events. This is reflected in the Fund's overall maturity at 12.2 years and duration at 6.9 years, both historic lows for the Fund. In addition, Dan believes that an increase in military spending coupled with a possible reduction in tax revenues will necessitate increased Treasury financing going forward. Meanwhile, unless corporate capital spending picks up quickly, there will likely not be an increase in corporate bond issuance. This supply versus demand situation along with attractive yield spreads makes corporate debt quite attractive relative to government issues. As the year 2002 ended, the Fund maintained its heavy bias to the corporate bond sector, with a fairly robust allocation in foreign (U.S. dollar-denominated) bonds. The core of the portfolio, as traditionally laid out by Dan Fuss, remains committed to longer-maturity credits, mainly corporate, with attractive yields and good call protection.

Cumulative Total Return Performance
-----------------------------------
Bond's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Government/Credit Index is comprised of 4,864 government securities and investment grade corporate securities. The index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in Bond on December 31, 1992 to a $10,000 investment made in the Lehman Brothers Government/Credit Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

		Value of $10,000 Investment
		---------------------------

		 Bond    	LB Int. G/C
Year Ended	 Fund		Index
----------	 -------        ---------------
12/31/92	 $10,000	$10,000
12/31/93	  11,158	 10,758
12/30/94	  10,348	 11,945
12/29/95	  13,547	 11,526
12/31/96	  14,221	 13,744
12/31/97	  15,703	 14,143
12/31/98	  16,220	 15,523
12/31/99	  16,814	 16,993
12/29/00	  18,401	 16,628
12/31/01	  20,175	 18,599
12/31/02	  22,390 	 20,177



		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		FIVE		TEN
			YEAR (1)	YEARS		YEARS
			------		-----		-----
Bond Fund		10.98%		7.35%		8.39%
LB Int. G/C Index	11.04%	        7.62%		7.61%



*Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal+interest) or a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

(1) Total returns would have been lower had certain expenses not been reduced.

	               Managers Bond Fund
			December 31,2002
-------------------------------------------------------------------------
Schedule of Portfolio Investments


                        			Principal
Security Description 				Amount		Value
-------------------------------------------------------------------------
Corporate Bonds - 50.7%
Asset-Backed - 2.8%
  Bank of America- First Union National
   Bank Commercial Mortgage, Series
   2001-3, Class A2, 5.464%, 04/11/37 	      $ 1,500,000     $ 1,602,664
Community Program Loan Trust,
  Series 87-A, Class A4, 4.500%, 10/01/18 	  292,236	  299,224
Community Program Loan Trust, Series
  87-A, Class A5, 4.500%, 04/01/29      	1,750,000  	1,684,495
    Total Asset-Backed 						3,586,383

Convertible Bonds - 6.9%
  Analog Devices, Inc., 4.750%, 10/01/05	3,064,000 	3,044,849
  Devon Energy Corp., 4.900%, 08/15/08 		1,250,000 	1,254,688
  Devon Energy Corp., 4.950%, 08/15/08 		1,692,000 	1,702,575
  Loews Corp., Sub., 3.125%, 09/15/07 		3,185,000 	2,850,575
    Total Convertible Bonds 					8,852,687

Finance - 8.2%
  AON Corp., 7.375% , 12/14/12 (a) 		  600,000 	  626,547
  Capital One Bank, 6.700%, 05/15/08 		  250,000 	  233,196
  First Industrial L.P., 7.600%, 07/15/28	1,750,000  	1,846,990
  First Industrial L.P., Medium Term,
   7.500%, 12/01/17  				1,145,000  	1,210,839
  Ford Motor Credit Co., 5.800%, 01/12/09 	  150,000 	  139,124
  Ford Motor Credit Co., 7.250%, 02/22/05   GBP   650,000 	1,014,762
  General Motors Acceptance Corp.,
   6.875%, 09/15/11 				  250,000  	  249,315
  General Motors Acceptance Corp.,
   7.500%, 12/01/06                        NZD 	1,000,000	  504,708
  General Motors Acceptance Corp.,
   8.000%, 03/14/07 			   NZD	  950,000	  486,081
  Highwoods/Forsyth L.P., Senior,
   7.500%, 04/15/18 				2,250,000  	2,154,689
  Istar Financial,Inc., 7.700%, 07/15/17	  500,000	  463,776
  Keycorp Capital II, 6.875%, 03/17/29		  500,000	  493,182
  Spieker Properties, Inc., 7.350%, 12/01/17	  250,000	  264,780
  UnumProvident Corp.,	6.750%,	12/15/28  	1,000,000	  784,414
    Total Finance 					       10,472,403

Industrials - 29.9%
  American Airlines,Inc., 6.978%, 04/01/11 	1,713,247 (2) 	1,654,831
  American Airlines,Inc., 8.608%, 04/01/11 	  250,000 	  201,940
  Anthem,Inc., 6.800%, 08/01/12 		1,000,000 	1,088,101
  APL, Ltd.,8.000%, 01/15/24			  250,000	  145,000
  Atlas Air,Inc., Series B, 7.680%, 01/02/14	  892,868	  403,791
  Bausch & Lomb,Inc., 7.125%, 08/01/28		  500,000	  415,743
  Coastal Corp., 6.950%, 06/01/28		  300,000	  192,000
  Columbia/HCA,Inc., 7.050%, 12/01/27		  750,000	  689,298
  Columbia/HCA,Inc., 7.580%, 09/15/25		  125,000  	  121,504
  Dell Computer Corp., 7.100%, 04/15/28  	  850,000 	  913,871
  Delphi Automotive Systems, 7.125%, 05/01/29 	1,950,000 	1,890,139
  Delta Airlines, 8.300%, 12/15/29 		  500,000 	  295,000
  Foot Locker,Inc., 8.500%, 01/15/22 		  570,000 	  575,344
  Ford Motor Co., 6.375%, 02/01/29 		2,500,000 	1,927,113
  General Motors Corp., 6.750%, 05/01/28 	  500,000	  435,422
  Georgia-Pacific Corp., 7.750%, 11/15/29 	  925,000  	  753,875
  Georgia-Pacific Group, 7.250%, 06/01/28 	  500,000 	  385,000
  Global Marine, 7.000%, 06/01/28 		  250,000 	  272,346
  HCA,Inc., 6.300%, 10/01/12 			  810,000 (2) 	  818,630
  HCA,Inc., 6.950%, 05/01/12 			  890,000 	  937,896
  JC Penny Co., Inc., 8.250%, 08/15/22 		  150,000 	  127,500
  Kellwood Co., 7.625%, 10/15/17 		  250,000 	  217,033
  KN Capital Trust III, 7.630%, 04/15/28 	  250,000 	  242,935
  Loew's Corp., 7.000%, 10/15/23 		  150,000 	  149,499
  Lowe's Companies, Inc., 6.875%, 02/15/28 	  500,000 	  556,958
  Motorola,Inc., 5.800%, 10/15/08 		  250,000 	  241,563
  Motorola,Inc., 7.625%, 11/15/10 		  375,000 	  383,906
  Motorola,Inc., 8.000%, 11/01/11 		1,075,000 	1,112,625
  Petro Mexicanos, 8.625%, 12/01/23 (a) 	  950,000 	  998,688
  Philip Morris Cos., Inc., 7.750%, 01/15/27 	  850,000 	  935,229
  Pioneer-Standard Electronics, Inc.,
   Senior, 8.500%, 08/01/06			  250,000	  223,932
  Pulte Corp., 7.625%, 10/15/17			  500,000	  526,594
  Qwest Capital Funding Corp., 6.875%, 07/15/28 1,000,000 (2)     550,000
  Raytheon Co., 6.400%, 12/15/18 	          400,000 	  396,516
  Raytheon Co., 7.000%, 11/01/28 		1,500,000 	1,604,855
  Raytheon Co., 7.200%, 08/15/27 		  800,000 	  874,490
  Sears Roebuck Acceptance, 6.250%, 05/01/09 	  550,000 	  527,176
  Sears Roebuck Acceptance, 6.500%, 12/01/28 	1,000,000 	  802,380


	The accompanying notes are an integral part of these financial statements.

	               Managers Bond Fund
			December 31,2002
-------------------------------------------------------------------------
Schedule of Portfolio Investments (continued)


                        			Principal
Security Description 				Amount		Value
-------------------------------------------------------------------------
Industrials (continued)
  Sears Roebuck Acceptance, 6.875%, 10/15/17    $ 750,000       $ 668,927
  Security Capital Group, 7.700%, 06/15/28 	  750,000 	  883,298
  Sprint Capital Corp., 6.875%, 11/15/28 	2,300,000 	1,851,500
  Sprint Capital Corp., 6.900%, 05/01/19 	  500,000 	  410,000
  Teck Cominco,Ltd., 7.000%, 09/15/12 		1,000,000 	  994,590
  Time Warner,Inc., 6.625%, 05/15/29 		1,750,000 	1,608,992
  Transocean Sedco Forex, 7.375%, 04/15/18 	  500,000 	  549,750
  TRW, Inc., 6.650%, 01/15/28 			1,000,000 	1,038,616
  TRW, Inc., 7.125%, 06/01/09 			  250,000	  279,497
  TRW,Inc.,7.750%,06/01/29 750,000 884,628
  Verizon Global Funding Corp.,
   0.000%,05/15/21 (4) 				4,500,000  	2,598,749
  Westvaco Corp., 7.000%, 08/15/23 		  350,000 	  364,000
  Weyerhaeuser Co., 6.950%, 10/01/27 	 	  250,000	  262,211
  Weyerhaeuser Co., 7.700%, 02/15/26 		1,350,000 	1,451,151
    Total Industrials 					       38,434,632

Utilities - 2.9%
  AT&T Corp., 6.000%, 11/21/06            EUR     200,000	  209,886
  Constellation Energy CEGS, 6.125%, 09/01/09 	1,100,000 	1,124,827
  El Paso Corp., 6.750%, 05/15/09 		  250,000 (2) 	  172,500
  El Paso Corp., 7.000%, 05/15/11 		  500,000 (2) 	  340,000
  Midamerican Energy Holdings Co.,
   5.870%, 10/01/12 (a)				  750,000  	  760,298
  Southern Natural Gas, 7.350%, 02/15/31 	1,000,000 	  840,000
  Tennesse Gas Pipline, 7.500%, 04/01/17 	  250,000 	  208,750
    Total Utilities 						3,656,261
Total Corporate Bonds (cost $63,471,546)		       65,002,367

Foreign Corporate Obligations - 6.4%
  Cerro Negro Finance, Ltd., 7.900%, 12/01/20 (a) 500,000 	  289,545
  CIT Group, Inc., 5.500%, 05/16/05        EUR    100,000	  104,418
  CIT Group,Inc., 5.625%, 05/17/04 		  250,000 	  257,006
  CIT Group,Inc., 7.750%, 04/02/12 		  750,000 	  842,366
  Empresa Nacional De Electricid,
   Yankee, 7.875%, 02/01/27 			  250,000	  198,736
  EOP Operating LP, 6.750%, 02/15/12 		  500,000 	  537,274
  International Bank Reconstruction &
   Development, 0.00%, 08/20/07 (4)        NZD  2,000,000         781,463
  New Plan Excel Realty Trust, Inc.,
   5.875%, 06/15/07 				1,250,000 	1,309,241
  PDVSA Finance, Ltd.,
   Series 98-1, 7.400%, 08/15/16		  300,000	  204,000
  PDVSA Finance, Ltd.,
   Series 98-1, 7.500%, 11/15/28  		1,000,000	  670,000
  Samsung Electronics Co., 7.700%, 10/01/27 (a) 1,800,000	1,806,299
  Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)   250,000 	  257,344
  Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)  1,000,000         957,841
    Total Foreign Corporate Obligations (cost$8,080,310)	8,215,533

Foreign Government and Agency Obligations - 7.9%
  British Columbia Province, General Residual, Canada,
   0.000%, 08/23/24 (4) 		CAD	9,925,000 	1,721,389
  British Columbia Province, General Residual, Canada,
   0.000%, 06/18/29 (4) 		CAD	2,500,000 	  318,775
  Kingdom of Norway, 6.750%, 01/15/07   NOK    20,910,000 	3,157,114
  Kommunekredit, 5.000% ,06/07/06       NOK 	1,600,000         222,431
  Manitoba, Province of, 6.500%, 09/22/17 CAD 	1,800,000 	1,263,338
  Mexico Government, 7.500%, 01/14/12 		1,250,000 (2) 	1,339,063
  New Zealand Government, 6.000%, 11/15/11 NZD    500,000         260,712
  Ontario Hydro, 0.000%, 10/15/21 (4)   CAD 	1,700,000 	  355,646
  Province of Alberta, Series CS,
   Sinking Fund, 5.930%, 09/16/16       CAD	  229,935	  155,639
  Republic of South Africa,
   Yankee, 8.500%, 06/23/17 			1,175,000	1,330,688
    Total Foreign Government and Agency Obligations
     (cost $9,036,415)					       10,124,795

U.S.Government and Agency Obligations - 31.2%
  FHLMC, 2.875%, 09/15/05 			1,000,000 	1,019,130
  FHLMC, 4.625%, 02/15/07 		EUR 	1,750,000 	1,914,892
  FHLMC Gold, 5.000%, 12/01/31 			  486,822 	  484,646
  FHLMC, 5.250%, 01/15/06 		       10,750,000 (2)  11,678,262
  FHLMC, 5.500%, 09/15/11 			2,750,000 (2) 	3,012,708
  FHLMC, 6.000%, 11/15/28 			1,060,000 	1,117,897
  FNMA, 4.250%, 07/15/07 			3,000,000 (2) 	3,163,200



	The accompanying notes are an integral part of these financial statements.

	               Managers Bond Fund
			December 31,2002
-------------------------------------------------------------------------
Schedule of Portfolio Investments (continued)


                        			Principal
Security Description 				Amount		Value
-------------------------------------------------------------------------
U.S.Government and Agency Obligations (continued)
  FNMA, 5.250%, 06/15/06 		    $   5,000,000   $   5,448,700
  FNMA, 5.250%, 04/15/07 			3,000,000 	3,284,340
  FNMA, 5.250%, 01/15/09 			2,000,000 (2) 	2,188,134
  FNMA, 5.375%, 11/15/11 			4,050,000 	4,391,010
  FNMA, 5.500%, 02/15/06 			2,000,000  	2,187,200
  FNMA, 6.000%, 07/01/29 			  153,374 	  159,182
    Total U.S.Government and Agency Obligations
     (cost $38,208,378)						40,049,301

Preferred Stocks - 0.9%			           SHARES
  Entergy Louisiana, Inc., 4.440%          	     226 	   12,310
  Entergy New Orleans,Inc.,4.750%482 27,459
  Equity Residential Properties, 7.250% 	   4,000 	   97,600
  International Paper Co., 5.250% 		   7,000 	  315,700
  Newell Financial Trust I, 5.250%		  12,500 	  564,062
  Union Electric Co., 3.500%                         350           21,350
  Wisconsin Elecric Power Co., 3.600%              3,746          200,411
    Total Preferred Stocks (cost $1,126,519)			1,238,893

Common Stock - 0.3%
  Magna International, Inc. (cost $476,933)         6,732         378,000

Short-Term Investments - 23.5%
  Other Investment Companies - 4.2% (1)
   JPMorgan Liquid Assets Money Market Fund,
    Institutional Class Shares, 1.44%           1,196,806       1,196,806
   JPMorgan Prime Money Market Fund,
    Institutional Class Shares, 1.32%		4,180,185 	4,180,185
     Total Other Investment Companies
     (cost $5,376,991)		                                5,376,991

Repurchase Agreements - 13.9% (3)
  Deutsche Bank Securities Inc., 		----------
   dated 12/31/02, due 01/02/03, 1.25%,          Principal
   total to be received $3,000,104 		  Amount
   (secured by $3,060,001 U.S. Government 	----------
   Agencies),at cost 			     $  3,000,000 	3,000,000
  ABN AMRO Inc., dated 12/31/02, due
   01/02/03, 1.25%, total to be received
   $3,000,104 (secured by $3,060,001 U.S.
   Government Agencies),at cost 		3,000,000 	3,000,000
  Salomon Smith Barney Inc., dated
   12/31/02, due 01/02/03, 1.25%,
   total to be received $3,000,104
   (secured by $3,060,830 U.S.
   Government Agencies),at cost 		3,000,000 	3,000,000
  Merrill Lynch Government Securities Inc.,
   dated 12/31/02, due 01/02/03, 1.25%,
   total to be received $3,000,104 (secured by
   $3,060,012 U.S. Government Agencies),at cost 3,000,000 	3,000,000
  Goldman Sachs & Co., dated 12/31/02, due
   01/02/03, 1.23%, total to be received
   $3,000,103 (secured by $3,060,000 U.S.
   Government Agencies), at cost 		3,000,000 	3,000,000
  UBS Warburg LLC, dated 12/31/02,
   due 01/02/03, 1.28%, total to be received
   $2,798,008 (secured by $2,853,963 U.S.
   Government Agencies), at cost 		2,798,000 	2,798,000
    Total Repurchase Agreements (cost $17,798,000)	       17,798,000

Other Short-Term Investments - 5.4% (3)
  due 01/02/03 to 3/5/03, 1.38% to 1.83%,
   at cost 					7,002,255  	7,002,255
    Total Short-Term Investments
     (cost $30,177,246)					       30,177,246

Total Investments - 120.9%
(cost $150,577,347)	                                      155,186,135

Other Assets, less Liabilities - (20.9%)                      (26,845,541)

Net Assets - 100.0%                                         $ 128,340,594
                                                              ===========

The accompanying notes are an integral part of these
financial statements.
				44

Managers Global Bond Fund
---------------------------------------------------------------------
Managers Global Bond Fund (the "Fund") seeks both income and capital appreciation by investing in domestic and foreign fixed-income securities. Managers has utilized a single independent sub-advisor, Loomis, Sayles & Company L.P. ("Loomis"), to manage the portfolio since March 2002. Kenneth M. Buntrock, CFA and David W. Rolley, CFA co-manage and lead the investment team managing the Fund.

The Portfolio Manager
---------------------
Loomis believes that the greatest inefficiencies in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Loomis seeks to identify attractively valued issues through fundamental research. The investment team and analysts at Loomis Sayles generally seek fixed-income securities of issuers whose credit profiles they believe are improving. Loomis also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

In deciding which securities to buy and sell, Loomis will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, and Loomis's expectations regarding general trends in interest rates. Loomis typically maintains over one half of the global portfolio in non-U.S. dollar denominated securities. Average portfolio quality is AA or higher. Loomis employs currency hedges defensively, for capital preservation. Portfolio construction is bottom-up, not top-down. Loomis follows a broad global universe of securities ranging from AAA governments to emerging markets, which Loomis believes allows the portfolio to take advantage of timely opportunities if they should arise.

The Year in Review
------------------
Foreign bonds were one of the best performing asset classes during 2002, outpacing equities by a wide margin. Indeed,the Salomon World Government Bond Index ("WGBI") outperformed the S&P 500 Index by 41 percentage points in 2002. Interest rates continued to fall around the world, as investors fled from the volatility of equities to the perceived safety of bonds, particularly governments. In addition to the decline in interest rates, most developed currencies rose versus the U.S.dollar; the Norwegian krone rose almost 30%; the New Zealand dollar rose 26%; the euro gained 18%; and the Japanese yen, Australian dollar, and British pound all appreciated more than 10%. Thus, the gains received by U.S.investors in many foreign bond markets topped 25% for the entire year. Managers Global Bond Fund rose 18.85% in 2002 versus gains of 19.49% for the WGBI and 16.53% for the Lehman Brothers Global Aggregate Index ("LB Global Agg").

During the first quarter of 2002, the yield curves of most developed bond markets shifted upward about 0.50% (50 bps). The rise was a response to lingering inflation concerns, but also reflected the renewed interest in the equity market that began in the fourth quarter of 2001. Currencies moved slightly lower versus the dollar. The Fund declined 1.39% as a result.

Also in the first quarter, Managers replaced the Fund's subadvisor, hiring Loomis Sayles & Company to manage the portfolio. Whereas the previous manager (Rogge Global Partners) focused primarily on government debt and currency management, with modest investments in credits, Loomis focuses most of its efforts evaluating credit risk and seeks returns through the purchase of premium yielding bonds. While the timing of the change was not optimal given the widening of credit spreads that occurred throughout the summer, the change has been productive and has broadened the structure of the portfolio as well as increasing the yield.

Any optimism regarding a turnaround in the health of corporate balance sheets was dashed early in the second quarter. In addition, news of corporate management fraud and the fallibility of investment research made investors even less confident in the equity markets. Interest rates reversed their upward trend as investors fled again for the safety of government bonds. The biggest factor in the performance of global bonds during the second quarter was currency. The dollar declined by varying and, in some cases, dramatic degrees. The dollar fell by 13% versus the euro, by 11% versus the yen, and by 7% versus the British pound in the second quarter.

---------------------------------------------------------------------
Global Bond
-----------
The Fund rose 9.59% in the second quarter even though it had significantly increased exposure to corporate bonds. While most of the Fund's gains came from its foreign currency exposure (more than two-thirds of the portfolio was in non-dollar-denominated bonds), the Fund was able to hold onto that value by avoiding many of the headline disasters in the corporate bond market. In fact, some of the Fund's corporate bond holdings, including Samsung Electronics, Dell, and Weyerhaeuser performed well.

Investors'risk aversion continued in the third quarter.
Treasury yields fell over 100 bps in the U.S. and over 50 bps in the U.K. and euro government bond markets. Not all sectors of the bond market performed well. Interest rates rose in Japan during the quarter, as the Bank of Japan's decision to purchase equity from their struggling banks was not well received by bondholders. Shortly after that announcement, an auction for 10-year Japanese Government Bonds (JGBs) was gravely undersubscribed. Non-U.S.credits also lagged, as credit quality was also tested by continued economic uncertainty. Due to its lack of exposure in U.S. Treasuries, which were the best performing securities for the period, the Fund slightly lagged in the strong rally in July. In the U.S., Loomis has favored Agency bonds over Treasuries because of their yield advantage. While Agencies performed well, they lagged Treasuries. The performance of the Fund's corporate bond exposure was also a drag on performance in the early summer.

Spreads stabilized in the late summer allowing the Fund to start gaining ground. During the fourth quarter, interest rates were mixed with yields rising slightly in the U.S. and the U.K. and falling slightly in Japan and Europe. Thus, local currency returns for the bond markets around the world were modest, however the Fund was in the midst of a significant rally. The resumption of the U.S. dollar's decline was one reason. The euro gained over 6% versus the U.S. dollar while the yen and pound both appreciated more than 2%. Emerging markets bonds, mostly consisting of U.S. - dollar based Brady bonds, offered very strong returns as well. Much of the Fund's strong performance late in the year was a result of solid credit analysis and a rally in corporate bonds. Among the most significant contributors was a position in Household Finance maturing in 2009, which rallied after HSBC Holdings offered to purchase the company. In addition, a Sprint Capital bond appreciated after the telecom company reviewed plans regarding its restructuring and debt load.

From a country \currency perspective,Loomis's avoidance of Japanese bonds helped, as Japan was one of the worst performing bond markets (even including the rise in the yen). The Fund also gained through its exposure to Norwegian and New Zealand bonds, both of which are not included in WGBI and were among the best performing markets during the quarter. The Fund rose 6.68% in the fourth quarter, compared with an increase of 4.73% for the WGBI and a gain of 4.03% for the LB Global Agg.

Looking Ahead
-------------
Corporate bonds made up almost half of the portfolio at year-end, as the analysts and portfolio managers at Loomis continue to favor current corporate yield spreads. In addition, the Fund's overall duration* increased, particularly in Europe and the U.K.
While Loomis as a firm is concerned that there is too much uncertainty in the world to support such a low level of rates, the emphasis on corporate bonds with higher yields and some call protection has resulted in some duration extension in the portfolio. At 6.1 years, the Fund's modified duration is only slightly longer than that of the benchmark. However, the significant yield advantage offered by these bonds along with some contraction in spreads would compensate for a modest increase in rates as long as the credit outlook for the issuing companies doesn't deteriorate.

---------------------------------------------------------------------
Cumulative Total Return Performance
-----------------------------------
Global Bond's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The WGBI is priced in U.S. dollars, and includes 14 international government bond markets. The index assumes reinvestment of all dividends. This chart compares a hypothetical $10,000 investment made in Global Bond at its inception on March 25, 1994, to a $10,000 investment made in the WGBI for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

		Value of $10,000 Investment
		---------------------------

Year Ended	Global Bond	WGBI
----------	--------        ---------------
03/31/94	$10,000		$10,000
12/29/95	 11,681		 12,182
12/31/96	 12,194		 12,623
12/31/97	 12,214		 12,653
12/31/98	 14,567		 14,589
12/31/99	 13,114		 13,967
12/29/00	 12,902		 14,189
12/31/01	 12,373	 	 14,049
12/31/02	 14,706		 16,787



		AVERAGE ANNUALIZED TOTAL RETURN
                -------------------------------
			ONE		THREE		SINCE
			YEAR (1)	YEARS		INCEPTION*
			------		-------		---------
Global Bond		18.85%		3.78%		4.54%
WGBI			19.49%	        5.82%		6.20%



*Commencement of operations March 25, 1994.

*Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal +interest)for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

		Managers Global Bond Fund
		    December 31,2002
-------------------------------------------------------------------------
Schedule of Portfolio Investments


                        			Principal
Security Description 				Amount		Value
-------------------------------------------------------------------------
Foreign Government and Agency Obligations - 45.3%
  Belgium Government Bond, 3.750%,
   03/28/09 				    EUR 1,015,000     $ 1,062,400
  Bundesrepublik Deutschland, 4.000%,
   07/04/09 				    EUR   500,000	  530,906
  Buoni Poliennali Del Tes, 4.500%,
   03/01/07 				    EUR   285,000         311,050
  Canadian Government, 6.625%,
   10/03/07 				    NZD   325,000         173,983
  Irish Government, 4.600%, 04/18/16        EUR   780,000 	  816,343
  Kingdom of Denmark, 4.000%, 08/15/08      DKK 3,460,000 	  491,988
  Kingdom of Denmark, 5.000%, 08/15/05      DKK   750,000 	  110,544
  Kingdom of Norway, 6.750%, 01/15/07       NOK 2,175,000 	  328,394
  Mexican Government, 8.375%, 01/14/11      USD   300,000 (2)     339,000
  New South Wales Treasury, 6.500%,
   05/01/06 				    AUD   550,000 	  326,145
  Ontario Hydro, 5.375%, 06/01/03 	    CAD   700,000 	  447,724
  Ontario Province, 5.700%, 12/01/08 	    CAD   455,000         306,867
  Queensland Treasury, 8.000%, 09/14/07     AUD   625,000         398,284
  Republic of Austria, 5.000%, 07/15/12     EUR   895,000 	  975,681
  Republic of Philippines, 9.875%, 01/15/19 USD   200,000 (2)     198,000
  Republic of South Africa,
   Yankee, 8.500%, 06/23/17 		    USD   200,000	  226,500
  Republic of Trinidad and Tobago,
   9.750%, 07/01/20 (a) 		    USD   175,000	  212,625
  Republic of Uruguay, 7.625%, 01/20/12     USD   110,000          55,000
  Saskatchewan Province, 5.750%, 03/05/29   CAD   300,000 	  188,783
  Swedish Government, 5.250%, 03/15/11      SEK 5,300,000         634,591
  U.K.Treasury, 5.000%, 3/07/12 	    GBP   325,000 	  547,457
  U.K.Treasury, 6.250%, 11/25/10 	    GBP   145,000   	  263,207
    Total Foreign Government and Agency Obligations
     (cost $8,235,197)						8,945,472

Foreign Corporate Obligations - 11.3%
  Andina de Fomento Corp., 6.875%, 03/15/12 USD    70,000 	   73,384
  Bangkok Bank Public Company Hong Kong,
   9.025%, 03/15/29 (a) 		    USD   125,000 	  128,938
  CIT Group, 5.500%, 05/16/05 		    EUR   100,000         104,822
  European Investment Bank,6.000%, 11/26/04 GBP    10,000          16,671
  Kredit Fuer Wiederaufbau,5.250%, 01/04/10 EUR   815,000         917,677
  Popular North America,Inc.,
   6.125%, 10/15/06 			    USD	  100,000 	  108,204
  PTC International Finance,
   10.750%, 07/01/07 			    USD    25,000          26,000
  Repsol International Finance,
   5.750%, 12/04/06 			    EUR   100,000         104,602
  Samsung Electronics,Ltd.,
   Sinking Fund, 7.700%, 10/01/27 (a)       USD   325,000 	  326,138
  Telekom Malaysia Berhad,
   7.875%, 08/01/25 (a) 		    USD   200,000         205,875
  Tenaga Nasional Berhad,
   7.500%, 11/01/25 (a) 		    USD   225,000 	  215,514
    Total Foreign Corporate Obligations
     (cost $1,941,135)						2,227,825

Corporate Bonds - 38.5%
  Convertible Bonds - 1.4%
   Genzyme Corp., 3.000%, 05/15/21 	    USD   100,000 	   92,250
   Royal KPN NV, 3.500%, 11/24/05 	    EUR   125,000 	  122,077
   Sanmina Corp., 4.250%, 05/01/04 	    USD    70,000 (2) 	   68,075
     Total Convertible Bonds 					  282,402

  Finance - 13.9%
   Eurofima, 6.500%, 08/22/11 		    AUD   360,000 	  218,382
   First Industrial L.P., 7.600%, 07/15/28  USD   100,000         105,542
   Ford Credit Canada, 7.163%, 04/23/07     CAD   150,000          93,347
   Ford Motor Credit Co., 7.250%, 02/22/05  USD    50,000          78,059
   General Motors Acceptance Corp.,
    8.000%, 03/14/07                        NZD   400,000	  204,666
   Household Finance Corp.,5.125%, 06/24/09 EUR   350,000 	  357,181
   Istar Financial,Inc., 7.700%, 07/15/17   USD    25,000          23,189
   Istar Financial,Inc., 8.750%, 08/15/08   USD    50,000          53,211
   Muenchener Hypothekenbank eG,
    5.000%, 01/16/12 			    EUR   735,000	  805,680
   National Rural Utilities Cooperative
    Finance Corp., 4.125%, 02/24/06 	    EUR   250,000         252,279
   Nordic Investment Bank, 5.250%, 04/20/06 SEK 2,000,000         236,673
   Permanent Financing PLC,5.100%, 06/11/07 EUR   275,000         305,071
      Total Finance 						2,733,280

  Industrials - 21.8%
   Alcan,Inc., 5.500%, 05/02/06 	    EUR   140,000 	  153,399
   Alliance Pipeline LP,
    6.996%, 12/31/19 (a) 		    USD   260,235         271,485
   American Standard,Inc., 8.250%, 06/01/09 GBP    50,000          81,294
   AT&T Corp., 6.000%, 11/21/06             EUR   195,000 	  204,638
   Boise Cascade Corp., 7.350%, 02/01/16    USD   100,000 	   89,715


	The accompanying notes are an integral part of these financial statements.

		Managers Global Bond Fund
		    December 31,2002
-------------------------------------------------------------------------
Schedule of Portfolio Investments (continued)


                        			Principal
Security Description 				Amount		Value
-------------------------------------------------------------------------
  Industrials (continued)
   Brascan Corp., 7.125%, 06/15/12          USD $ 125,000	$ 124,139
   Celestica, Inc., 0.000%, 08/01/20 (4)    USD    50,000          22,938
   Corning,Inc., 3.500%, 11/01/08           USD    45,000 (2)      31,050
   Cox Communications,Inc.,6.400%, 08/01/08 USD   200,000         209,486
   Dana Corp., 9.000%, 08/15/11             EUR   100,000          93,399
   El Paso Corp., 5.750%, 03/14/06          EUR   200,000         134,998
   Falconbridge,Ltd., 7.350%, 06/05/12      USD   100,000         103,587
   Flextronics International, Ltd.,
    9.750%, 07/01/10                        EUR    50,000          54,046
   Gruma SA de CV, 7.625%, 10/15/07         USD   150,000         147,000
   Hasbro,Inc., 6.600%, 07/15/28            USD   140,000         114,800
   IMC Global,Inc., 10.875%, 06/01/08       USD    45,000          48,825
   Inco Ltd., 7.200%, 09/15/32              USD   100,000          98,900
   Lam Research Corp., 4.000%, 06/01/06     USD    75,000          65,250
   LSI Logic Corp., 4.000%, 02/15/05        USD    50,000 (2)      44,500
   MGM Mirage, 8.375%, 02/01/11             USD    90,000 (2)      96,975
   Motorola,Inc., 8.000%, 11/01/11          USD    75,000 	   77,625
   News America Holdings, 8.625%, 02/07/14  AUD   350,000 	  200,946
   Noranda,Inc., 7.250%, 07/15/12 	    USD    75,000          70,935
   Ocean Energy,Inc., 7.500%, 09/15/27      USD   100,000         109,838
   Perkinelmer,Inc., 8.875%, 01/15/13 (a)   USD    60,000          59,100
   Petro Mexicanos, 8.625%, 12/01/23 (a)    USD   200,000         210,250
   Petroleos Mexicanos, 9.500%, 09/15/27    USD   325,000         364,000
   Philippine Long Distance Telephone,
    11.375%, 05/15/12                       USD    50,000          45,500
   Pioneer Natural Resource Co.,
    6.500%, 01/15/08                        USD    50,000          51,368
   Pioneer Natural Resource Co.,
    7.200%, 01/15/28                        USD    65,000          62,611
   Raytheon Co., 6.400%, 12/15/18           USD    75,000          74,347
   Sappi Papier, 6.750%, 06/15/12 (a)       USD   200,000	  219,200
   Sprint Capital Corp., 6.875%, 11/15/28   USD   200,000	  161,000
   Starwood Hotels & Resorts,
    7.875%, 05/01/12 (a) 		    USD    80,000          79,200
   Teck Cominco Ltd., 7.000%, 09/15/12      USD   100,000	   99,459
   Tembec Industries,Inc., 8.500%, 02/01/11 USD   100,000         100,750
   Yum!Brands,Inc., 7.700%, 07/01/12        USD   125,000         130,000
      Total Industrials 					4,306,553

  Utilities - 1.4%
   Dominion Resources,Inc.,5.750%, 09/17/12 USD    85,000          88,158
   Enersis SA,Yankee, 7.400%, 12/01/16      USD   275,000         188,302
      Total Utilities 						  276,460

Total Corporate Bonds						---------
  (cost $7,179,654)						7,598,695

U.S. Government and Agency Obligations - 2.3%
  FHLMC Gold, 5.500%, 12/01/17 		    USD   300,000         311,518
  FNMA, 6.375%, 08/15/07 		    AUD   250,000         148,432
     Total U.S. Government and Agency Obligations                 -------
      (cost $441,758)						  459,950

Short-Term Investments - 5.9%
  Other Investment Company - 1.7% (1)             -------
   JPMorgan Prime Money Market Fund,              Shares
    Institutional Class Shares,1.32%              -------
    (cost $343,101)				  343,101	  343,101
  Repurchase Agreements - 4.2% (3)                ---------
   dated 12/31/02, due 01/02/03, 1.25% to 1.28%,  Principal
   total to be received $821,029                  Amount
   (secured by $837,459 U.S.			  ---------
   Government Agencies), at cost 		$ 821,000 	  821,000
     Total Short-Term Investments                               ---------
      (cost $1,164,101)						1,164,101
Total Investments - 103.3%
(cost $18,961,845)					       20,396,043
Other Assets, less Liabilities - (3.3%)				(650,071)
                                                               ----------
Net Assets - 100.0% 					     $ 19,745,972
                                                               ==========


	The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments
---------------------------------------------------------------------
The following footnotes and abbreviations should be read in conjunction with each of the Schedule of Portfolio Investments previously presented in the report.

At December 31, 2002, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund 		 Cost 		Appreciation 	Depreciation 	Net
------------------------------------------------------------------------------
Value 		 $50,826,949 	$2,852,246 	$(6,204,844)	$(3,352,598)
Capital
Appreciation 	 132,877,219 	 6,403,142	(29,644,511) 	(23,241,369)
Small Company 	  13,056,744 	 1,651,838 	 (1,635,284)	     16,554
Special Equity 2,389,510,156   266,863,216     (346,443,014)    (79,579,798)
International
Equity           411,624,571 	19,640,626      (52,052,076)	(32,411,450)
Emerging Markets  24,455,007     2,104,219       (2,387,829)       (283,610)
Intermediate Bond 19,448,851             0         (140,960)       (140,960)
Bond             150,900,705     7,703,898       (3,418,468)      4,285,430
Global Bond       18,965,188     1,605,847         (174,992)      1,430,855


*Non-income-producing security

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration,normally to qualified buyers. At December 31, 2002, the value of these securities amounted to the following:

Fund 		  Market Value 	% of Net Assets
-----------------------------------------------
International
  Equity	  $1,718,315 		0.5%
Emerging Markets   1,488,251 		6.7%
Bond 		   5,696,562 		4.4%
Global Bond 	   1,928,325 		9.8%


(1) Yield shown for each investment company represents its December 31,2002,seven-day average yield,which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(2) Some or all of these shares were out on loan to various brokers as of December 31, 2002, amounting to:

Fund 		  Market Value  % of Net Assets
-----------------------------------------------
Capital
Appreciation 	  $2,274,583 		2.1%
Small Company 	     396,195 		3.1%
Special Equity   274,133,323 	       13.6%
International
  Equity 	  14,294,508 		3.9%
Emerging Markets   2,854,495 	       12.9%
Intermediate Bond    307,227            4.0%
Bond 		  24,319,284 	       18.9%
Global Bond 	     803,012 		4.1%


(3) Collateral received from brokers for securities lending were invested in these short-term investments.

(4) Zero coupon security.

(5) Affiliated Company - See Note 9 in the Notes to Financial
    Statements.

Investments Definitions and Abbreviations:
------------------------------------------
ADR/GDR:ADR after the name of a holding stands for American
	Depositary Receipt,representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable ,but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC: Federal Home Loan Mortgage Corp.

FNMA: Federal National Mortgage Association

USTB: United States Treasury Bond

USTN: United States Treasury Note

Registered shares: A security whose owner has been recorded with its issuer or issuer's registrar.

Abbreviations have been used throughout the portfolios to
indicate amounts shown in currencies other than the U.S. dollar
(USD):
	AUD: Australian Dollar 	JPY: Japanese Yen
	CAD: Canadian Dollar 	SEK: Swedish Krona
	DKK: Danish Krone 	NZD: New Zealand Dollar
	EUR: euro 		NOK: Norwegian Krone
	GBP: British Pound

Statements of Assets and Liabilities
December 31, 2002
------------------------------------------------------------------------------

						Managers 	Managers
				Managers 	Capital 	Small
				Value 		Appreciation 	Company
				Fund 		Fund 		Fund
------------------------------------------------------------------------------
ASSETS:
-------
   Investments at value*        $ 47,474,351 	$ 109,635,850 	$ 13,073,298
   Cash 			      -		       26,500 	    -
   Foreign currency**		      -              -              -
   Receivable for investments sold    -		     -		      91,702
   Receivable for Fund shares
    sold 			     545,724 	      819,478 	      17,561
   Receivable for open forward
    foreign currency contracts        -		     -              -
   Dividends,interest and other
    receivables 		      91,655 	       58,653 	       2,796
   Prepaid expenses 		      10,468 	       10,916 	       3,850
                                 -----------      ------------   -----------
       Total assets 		  48,122,198 	  110,551,397 	  13,189,207
                                 -----------      ------------   -----------

LIABILITIES:
------------
   Payable to Custodian 	       2,874 	      -		      66,405
   Payable for Fund shares
    repurchased 		      27,018           115,900        23,557
   Payable upon return of
    securities loaned 		       -	     2,680,000 	     406,000
   Payable for investments purchased   -              -		      33,865
   Payable for open forward
    foreign currency contracts         -              -               -
   Accrued expenses:
     Investment advisory and
      management fees                 31,349            76,056         5,105
     Administrative fees              10,450            23,767         2,983
     Other                            49,729           110,715        41,677
                                    --------        ----------      --------
	Total liabilities            121,420         3,006,438       579,592
                                    --------        ----------      --------
NET ASSETS			$ 48,000,778 	 $ 107,544,959 	$ 12,609,615
				============     =============  ============
Shares outstanding		   2,319,999 	     5,281,969     1,971,022
				============     =============  ============
Net asset value, offering and
redemption price per share          $ 20.69           $ 20.36        $ 6.40
				     =======	       =======	      ======
NET ASSETS REPRESENT:
---------------------
   Paid-in capital 		$ 57,825,069 	 $ 284,562,470 	$ 22,216,406
   Undistributed net investment
    income (loss)		      18,865 	      -		      -
   Accumulated net realized gain
    (loss) from investments and
    foreign currency transactions (6,964,208)     (154,117,519)   (9,732,226)
   Net unrealized appreciation
    (depreciation) of investments
    and foreign currency contracts
    and translations              (2,878,948)	   (22,899,992)      125,435
                                ------------     -------------  ------------
NET ASSETS 			$ 48,000,778 	 $ 107,544,959  $ 12,609,615
                                ============     =============  ============

*  Investments at cost          $ 50,353,299     $ 132,535,842  $ 12,947,863
** Foreign currency at cost          -                -               -




---------------------------------------------------------------------------------------------
				Managers
   Managers 	 Managers 	Emerging 	Managers 			Managers
   Special 	 International 	Markets 	Intermediate 	Managers 	Global
   Equity        Equity         Equity          Bond            Bond            Bond
   Fund 	 Fund 		Fund 		Fund 		Fund 		Fund
---------------------------------------------------------------------------------------------
$2,309,930,358  $379,213,121    $24,171,397     $19,307,891     $155,186,135      $20,396,043
     1,196,213       413,259          1,655          35,476             -               1,932
          -        1,642,756         31,135            -                 252             -
     4,244,093          -              -               -                -             192,478
    11,148,122     1,038,940      1,145,572          68,253          518,818          921,394
          -        6,700,000           -               -                -             187,776
     1,405,201     1,269,942        121,018          31,048        2,165,098          503,106
       105,641        38,286          9,720           6,327           13,451            6,759
-------------   -----------     ----------      ----------      -----------       ----------
2,328,029,628   390,316,304     25,480,497      19,448,995      157,883,754       22,209,488
-------------   -----------     ----------      ----------      -----------       ----------
          -             -              -               -             111,023             -
     3,845,680     4,857,768        294,057       9,909,139        1,167,702        1,082,535
   285,435,891    15,108,358      2,901,000         314,000       24,800,255          821,000
    15,299,428       102,589           -          1,504,314        3,319,198          314,726
          -        6,906,198           -               -                -             188,753
     1,577,639       280,113         14,844           8,659           41,220           11,581
       438,233        77,809          4,657           4,329           26,617            3,309
       612,104       422,122         54,692          34,800           77,145           41,612
-------------   -----------     ----------      ----------      -----------       ----------
   307,208,975    27,754,957      3,269,250      11,775,241       29,543,160        2,463,516
-------------   -----------     ----------      ----------      -----------       ----------
$2,020,820,653  $362,561,347    $22,211,247      $7,673,754     $128,340,594      $19,745,972
==============  ============    ===========      ==========     ============      ===========
    36,687,863    11,614,611      2,524,297         422,750        5,474,642          959,381
==============  ============    ===========      ==========     ============      ===========
        $55.08        $31.22          $8.80          $18.15           $23.44           $20.58
        ======        ======          =====          ======           ======           ======
$2,581,006,257  $546,933,691    $27,884,406     $17,646,037     $123,932,800      $17,966,711
       727,412       460,298         68,494          68,873          120,528          409,953
  (517,163,413) (154,242,089)    (5,698,704)    (10,038,018)        (342,704)       (85,764)
   (43,749,603)  (30,590,553)       (42,949)         (3,138)       4,629,970        1,455,072
--------------  ------------    -----------      ----------     ------------      -----------
$2,020,820,653  $362,561,347    $22,211,247      $7,673,754     $128,340,594      $19,745,972
==============  ============    ===========      ==========     ============      ===========
$2,353,679,961  $409,704,532    $24,204,181     $19,311,029     $150,577,347      $18,961,845
          -        1,595,190         30,571            -                 252             -


	The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------
Statements of Operations
For the year ended December 31, 2002
------------------------------------------------------------------------------
						Managers 	Managers
				Managers 	Capital 	Small
				Value 		Appreciation 	Company
				Fund 		Fund 		Fund
INVESTMENT INCOME:
------------------
   Dividend income    		$ 993,464       $ 400,776       $ 26,210
   Interest income       	   46,577          41,642         22,473
   Foreign withholding tax     	   (4,040)	     (449)	     (27)
   Securities lending fees 	    4,859 	   14,806 	     524
				---------         -------         ------
     Total investment income    1,040,860         456,775         49,180
				---------         -------         ------
EXPENSES:
---------
   Investment advisory and
    management fees 		  414,520 	1,122,306	 196,440
   Administrative fees 		  138,173 	  350,721 	  54,567
   Transfer agent 		   89,177 	  373,213 	  34,847
   Custodian 			   43,741 	   65,776 	  51,093
   Professional fees 	           30,764 	   44,801 	  18,318
   Registration fees               15,011          19,880         10,799
   Trustees fees and expenses 	    3,705           8,491          1,241
   Insurance                        1,535           7,917            461
   Amortization of organization
    expense 			     -		     -		    -
   Miscellaneous 		    6,763 	   17,920 	   3,344
                                  -------       ---------        -------
    Total expenses before offsets 743,389       2,011,025        371,110
                                  -------       ---------        -------
   Less: Fee waivers 		     -               -              -
         Expense reimbursement       -               -           (63,583)
         Expense reductions       (36,701)        (57,098)        (3,171)
                                  -------       ---------        -------
Net expenses                      706,688       1,953,927        304,356
                                  -------       ---------        -------
     Net investment income (loss) 334,172      (1,497,152)      (255,176)
                                  -------       ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS):
----------------------------------------
   Net realized loss on
    investment transactions    (6,225,158)    (30,321,712)    (2,115,708)
   Net realized gain (loss)
    on foreign currency
    contracts and transactions       -               -              -
   Net unrealized appreciation
    (depreciation) of
     investments               (9,422,689)    (22,222,488)    (3,562,952)
   Net unrealized appreciation
    (depreciation) of foreign
    currency contracts and
    translations                     -		     -		    -

   Net realized and unrealized -----------   -------------   ------------
    gain (loss)	              (15,647,847)    (52,544,200)    (5,678,660)
                              ------------   -------------   ------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS                   $(15,313,675)   $(54,041,352)   $(5,933,836)
                             =============   =============   ============


	The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------------------
				Managers
   Managers 	 Managers 	Emerging 	Managers 			Managers
   Special 	 International 	Markets 	Intermediate 	Managers 	Global
   Equity        Equity         Equity          Bond            Bond	 	Bond
   Fund 	 Fund 		Fund 		Fund 		Fund 		Fund
-------------  -------------   ----------      -------------   ------------     ------------
$ 12,026,849   $ 9,013,916     $ 582,487        $       -      $    71,936      $       -
   3,368,595       825,977         7,690          1,201,889      6,047,632        1,095,675
      (3,012)     (826,998)      (44,094)               -              -                -
     807,116       268,118         2,278              1,895          8,542              386
-------------  -------------   ----------      -------------   ------------     ------------
  16,199,548     9,281,013       548,361          1,203,784      6,128,110        1,096,061
-------------  -------------   ----------      -------------   ------------     ------------
  19,461,043     4,023,769       275,433            102,966        585,112          137,919
   5,405,845     1,117,714        59,877             51,483        234,045           39,405
   2,145,406       864,004        82,830             37,399        149,488           40,726
     484,398       682,849        50,149             20,906         38,353           37,794
     363,682       113,396        22,608             28,272         41,620           29,413
     129,565        51,544        14,662             12,557         21,213           15,209
     135,066        27,322         1,594              1,358          6,628            1,182
      63,020        16,624           553                421          2,155              682
         -             -           1,989                -              -                -
     317,506        66,556        11,846              3,608         14,964            4,225
-------------  -------------   ----------      -------------   ------------     ------------
  28,505,531     6,963,778        521,541           258,970      1,093,578          306,555
-------------  -------------   ----------      -------------   ------------     ------------
         -             -          (12,813)              -              -                -
         -             -          (34,850)              -         (160,288)             -
    (162,750)      (75,367)        (1,128)             (215)        (1,161)            (895)
-------------  -------------   ----------      -------------   ------------     ------------
  28,342,781     6,888,411        472,750           258,755        932,129          305,660
-------------  -------------   ----------      -------------   ------------     ------------
(12,143,233)    2,392,602         75,611           945,029      5,195,981           790,401
-------------  -------------   ----------      -------------   ------------     ------------
(253,372,972)  (69,241,931)    (3,717,077)       (1,345,911)      (237,134)        (103,547)
         -        (461,601)        (7,117)              -           99,934          372,365
(283,156,757)   (6,426,341)       146,250           (14,499)     4,723,726        2,028,503
         -      (1,308,907)       (11,538)              -          699,339          167,577
-------------  -------------   ----------      -------------   ------------     ------------
(536,529,729)  (77,438,780)    (3,589,482)       (1,360,410)     5,285,865        2,464,898
-------------  -------------   ----------      -------------   ------------     ------------
$(548,672,962) $(75,046,178)  $(3,513,871)        $(415,381)   $10,481,846       $3,255,299
=============  =============   ==========      =============   ============     ============



	The accompanying notes are an integral part of these financial statements.


STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2002
----------------------------------------------------------------------------------------

								 MANAGERS CAPITAL
				MANAGERS VALUE FUND		APPRECIATION FUND
                                -----------------------       --------------------------
				  2002		2001		2002		2001
				-----------   ---------	      ------------  ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
--------------------------
  Net investment income (loss)  $ 334,172     $ 251,108      $ (1,497,152)  $ (1,615,719)
  Net realized gain (loss)
   on investments and foreign
   currency transactions       (6,225,158)    2,612,384       (30,321,712)   (80,177,711)
  Net unrealized appreciation
   (depreciation) of
   investments and foreign
   currency translations       (9,422,689)   (1,279,189)      (22,222,488)    (9,800,557)
			      -------------   ----------      ------------  -------------
  Net increase (decrease)
   in net assets resulting
   from operations 	      (15,313,675)     1,584,303      (54,041,352)   (91,593,987)
			      -------------   ----------      ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------
  From net investment income     (362,134)      (230,806)             -               -
  From net realized gain on
   investments                   (230,982)    (2,155,241)             -               -
			      -------------   ----------      ------------  -------------

    Total distributions to
     shareholders                (593,116)    (2,386,047)             -               -

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------
  Proceeds from sale of shares 21,685,373     20,717,107       41,555,483    108,341,328
  Reinvestment of distributions   582,405      2,343,102              -               -
  Cost of shares repurchased  (21,988,663)   (15,929,769)     (66,844,887)  (116,386,416)
			      -------------   ----------      ------------  -------------
Net increase (decrease) from
capital share transactions       279,115      7,130,440      (25,289,404)    (8,045,088)

Total increase (decrease)
in net assets 		      (15,627,676)     6,328,696      (79,330,756)   (99,639,075)

NET ASSETS:
Beginning of year 	       63,628,454     57,299,758      186,875,715    286,514,790
			      -------------   ----------      ------------  -------------
End of year 		     $ 48,000,778   $ 63,628,454    $ 107,544,959  $ 186,875,715
			      =============   ==========      ============  =============
End of year undistributed
  net investment income (loss)   $ 18,865        $28,876      $    -         $	    -
			      =============   ==========      ============  =============
SHARE TRANSACTIONS:
-------------------
Sale of shares                   917,781        740,394        1,709,407       3,327,474
Reinvested shares                 24,916         86,612              -               -
Shares repurchased              (940,479)      (575,453)      (2,808,321)    (3,642,048)
			      -------------   ----------      ------------  -------------
   Net increase (decrease)
    in shares                       2,218        251,553       (1,098,914)     (314,574)
			      =============   ==========      ============  =============

------------------------------------------------------------------------------------------
Managers Small Company						Managers International
       Fund			Managers Special Equity Fund           Fund
------------------------------  ------------------------------  --------------------------
   2002           2001               2002           2001            2002
      2001
------------- ----------------  ---------------- -------------  ------------ -------------
$ (255,176)   $ (230,301)      $ (12,143,233)   $ (5,834,212)  $ 2,392,602   $ 2,703,628
(2,115,708)   (4,721,965)       (253,372,972)   (213,756,860)  (69,703,532)  (78,046,873)
(3,562,952)    1,958,414        (283,156,757)     29,749,057    (7,735,248)  (78,955,596)
------------- ----------------  ---------------- -------------  ------------ -------------
(5,933,836)   (2,993,852)       (548,672,962)   (189,842,015)  (75,046,178) (154,298,841)
------------- ----------------  ---------------- -------------  ------------ -------------
       -             -                   -               -      (1,120,045)    (3,754,244)
       -             -                   -               -             -              -
------------- ----------------  ---------------- -------------  ------------ -------------
       -             -                   -               -       (1,120,045)   (3,754,244)
------------- ----------------  ---------------- -------------  ------------ -------------
  9,073,336    11,451,458       1,149,374,210   1,489,111,903   871,905,009   879,090,120
       -             -                   -               -          871,895     2,931,460
(17,294,049)   (7,398,839)       (875,114,615) (1,136,412,073) (994,651,635)(819,996,672)
------------- ----------------  ---------------- -------------  ------------ -------------
(8,220,713)    4,052,619         274,259,595     352,699,830  (121,874,731)   62,024,908
(14,154,549)    ,058,767        (274,413,367)    162,857,815  (198,040,954)  (96,028,177)
26,764,164    25,705,397        2,295,234,020   2,132,376,205  560,602,301   656,630,478
------------- ----------------  ---------------- -------------  ------------ -------------
$12,609,615   $26,764,164      $2,020,820,653   $2,295,234,020  $362,561,347 $560,602,301
============= ================  ================ =============  ============ =============
$     -       $      -         $      727,412    $ 1,205,013    $   460,298    $ (933,154)
============= ================  ================ =============  ============ =============
  1,235,450     1,420,342          18,231,988       21,257,095    25,336,017   21,430,018
       -             -                   -                -           27,968       80,006
(2,544,247)     (907,922)        (14,059,826)     (16,500,940)  (28,655,040)  (19,903,107)
------------- ----------------  ---------------- -------------  ------------ -------------
(1,308,797)      512,420           4,172,162        4,756,155    (3,291,055)    1,606,917
============= ================  ================ =============  ============ =============


	The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2002

----------------------------------------------------------------------------------------

				 MANAGERS EMERGING 		 MANAGERS INTERMEDIATE
				MARKETS EQUITY FUND		       BOND FUND
                                -----------------------       --------------------------
				  2002		2001		2002		2001
				-----------   ---------	      ------------  ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
--------------------------
  Net investment income (loss)   $  75,611    $  (12,982)     $  945,029     $ 1,042,069
  Net realized gain (loss)
   on investments and foreign
   currency transactions        (3,724,194)   (1,454,567)     (1,345,911)        416,323
  Net unrealized appreciation
   (depreciation) of
   investments and foreign
   currency translations           134,712     1,234,443         (14,499)       (106,762)
			      -------------   ----------      ------------  -------------
  Net increase (decrease)
   in net assets resulting
   from operations 	        (3,513,871)     (233,106)        (415,381)     1,351,630
			      -------------   ----------      ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------
  From net investment income           -             -         (1,059,253)    (1,110,293)
  From net realized gain on
   investments                         -         (24,396)             -              -
			      -------------   ----------      ------------  -------------

    Total distributions to             -         (24,396)      (1,059,253)    (1,110,293)
     shareholders

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------
  Proceeds from sale of shares  65,785,537    26,653,027       16,376,920     11,195,958
  Reinvestment of distributions        -	  24,000 	1,018,163      1,047,760
  Cost of shares repurchased   (55,262,191)  (23,607,516)     (28,998,989)   (12,422,907)
			      -------------   ----------      ------------  -------------
Net increase (decrease) from
capital share transactions     10,523,346     3,069,511      (11,603,906)       (179,189)

Total increase (decrease)
in net assets 		         7,009,475     2,812,009      (13,078,540)        62,148

NET ASSETS:
Beginning of year 	        15,201,772    12,389,763       20,752,294     20,690,146
			      -------------   ----------      ------------  -------------
End of year 		      $ 22,211,247   $15,201,772      $ 7,673,754   $ 20,752,294
			      =============   ==========      ============  =============
End of year undistributed
  net investment income (loss) $    68,494    $      -          $  68,873    $      -
			      =============   ==========      ============  =============
SHARE TRANSACTIONS:
-------------------
Sale of shares                  6,863,890     2,862,650          872,851         570,131
Reinvested shares                     -           2,562           54,124          53,615
Shares repurchased             (5,929,474)   (2,562,049)      (1,573,378)       (632,447)
			      -------------   ----------      ------------  -------------
   Net increase (decrease)
    in shares                      934,416       303,163         (646,403)        (8,701)
			      =============   ==========      ============  =============

--------------------------------------------------------------
				      Managers Global Bond
   Managers Bond Fund			    Fund
------------------------------  ------------------------------
   2002           2001               2002           2001
------------- ----------------  ---------------- -------------
$ 5,195,981   $ 3,810,793       $   790,401      $  638,246
   (137,200)     (102,665)          268,818         472,921
  5,423,065     1,446,284         2,196,080        (932,315)
------------- ----------------  ---------------- -------------
10,481,846     5,154,412         3,255,299         178,852
------------- ----------------  ---------------- -------------
(5,176,925)   (3,847,747)         (517,386)            -
      -           (67,645)         (202,091)       (271,112)
------------- ----------------  ---------------- -------------
  5,176,925)   (3,915,392)         (719,477)       (271,112)
------------- ----------------  ---------------- -------------
107,397,740    40,138,558        15,897,478      20,709,725
  4,840,905     3,717,004           717,129         330,774
(56,020,017)  (29,660,344)      (19,283,886)    (23,791,423)
------------- ----------------  ---------------- -------------
56,218,628    14,195,218        (2,669,279)     (2,750,924)
61,523,549    15,434,238          (133,457)     (2,843,184)
66,817,045    51,382,807        19,879,429      22,722,613
------------- ----------------  ---------------- -------------
$128,340,594  $ 66,817,045       $19,745,972     $19,879,429
============= ================  ================ =============
$   120,528  $     (3,367)      $   409,953     $  (234,754)
============= ================  ================ =============
  4,739,162      1,792,175           822,185       1,166,400
    213,942        167,233            35,233          18,387
(2,471,701)    (1,328,873)       (1,004,342)     (1,275,756)
------------- ----------------  ---------------- -------------
  2,481,403        630,535          (146,924)        (90,969)
============= ================  ================ =============


	The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share outstanding throughout the each fiscal year ended
December 31,
----------------------------------------------------------------


				Managers Value Fund
                        ----------------------------------------
			 2002 	 2001 	 2000 	 1999 	 1998
                        ------  ------  ------  ------  --------
Net Asset Value,
Beginning of Year       $27.45  $27.73  $27.50  $30.67   $31.06

Income from Investment
Operations:
  Net investment income   0.15    0.09    0.17    0.30    0.41
  Net realized and
  unrealized gain (loss)
   on investments        (6.65)   0.70    2.45    0.91    3.10
Total from investment   ------  ------   -----   -----   -----
    operations           (6.50)   0.79    2.62    1.21    3.51

Less Distributions to
    Shareholders from:
  Net investment income  (0.16)  (0.08)  (0.17)  (0.29)  (0.41)
  Net realized gain on
    investments          (0.10)  (0.99)  (2.22)  (4.09)  (3.49)
Total distributions     ------  ------  ------  ------  ------
    to shareholders      (0.26)  (1.07)  (2.39)  (4.38)  (3.90)
  Net Asset Value,
   End of Year          $20.69  $27.45  $27.73  $27.50  $30.67
                        ======  ======  ======= ======= ========
Total Return (1)       (23.79)%  2.92%   9.80%   4.15%  11.77%

Ratio of net expenses to
   average net assets (1) 1.28%   1.25%   1.30%   1.35%   1.28%
Ratio of total expenses to
  average net assets (1)  1.35%   1.35%   1.38%   1.35%   1.32%
Ratio of net investment
  income to average
   net assets             0.60%   0.43%   0.61%   0.92%   1.26%
Portfolio turnover         53%    147%    153%     94%     84%
Net assets at end of year
(000's omitted)         $48,001  $63,628 $57,300 $42,471 $69,391
==================================================================



			   Managers Capital Appreciation Fund
                        ----------------------------------------
			 2002 	 2001 	 2000 	 1999 	 1998
                        ------  ------  ------  ------  --------
Net Asset Value,
Beginning of Year       $29.29  $42.79  $61.12  $33.78  $24.24

Income from Investment
Operations:
  Net investment loss    (0.28)  (0.25)  (0.42)  (0.27)  (0.23)
  Net realized and
  unrealized gain (loss)
   on investments        (8.65) (13.25) (13.25)  34.81   14.18
Total from investment   ------  ------  -----   -----   -----
    operations           (8.93) (13.50) (13.67)  34.54   13.95

Less Distributions to
    Shareholders from:
  Net realized gain on
    investments             -       -    (4.66)  (7.20)  (4.41)
  Net Asset Value,
   End of Year          $20.36  $29.29  $42.79  $61.12  $33.78
                        ======  ======  ======= ======= =========
Total Return (1)       (30.49)% (31.55)% (22.20)% 103.02% 57.41%

Ratio of net expenses to
   average net assets(1) 1.39%   1.34%     1.23%  1.26%   1.29%
Ratio of total expenses to
  average net assets (1) 1.43%   1.40%     1.26%  1.30%   1.36%
Ratio of net investment
  loss to average
   net assets           (1.07)% (0.75)%   (0.82)% (0.86)% (0.80)%
Portfolio turnover        141%    265%      306%    200%    252%
Net assets at end of year
(000's omitted)       $107,545 $186,876 $286,515 $248,487 $88,191
==================================================================


Financial Highlights
For a share outstanding throughout the each fiscal year ended
December 31,
----------------------------------------------------------------


			Managers Small Company Fund
                        ----------------------------
			 2002 	 2001 	 2000*
                        ------  ------  -------
Net Asset Value,
Beginning of Period     $8.16   $9.29   $10.00

Income from Investment
Operations:
  Net investment loss   (0.13)  (0.07)   (0.01)
  Net realized and
  unrealized loss
   on investments       (1.63)  (1.06)   (0.70)
Total from investment   ------  ------  -------
    operations          (1.76)  (1.13)   (0.71)

Net Asset Value,
   End of Period        $6.40   $8.16    $9.29
                        ======  ======  =======
Total Return (1)       (21.57)% (12.16)% (7.10)% (2)

Ratio of net expenses to
  average net assets (1)  1.40%   1.30%    1.30% (3)
Ratio of total expenses to
  average net assets (1)  1.70%   1.71%    1.72% (3)
Ratio of net investment
  loss to average
   net assets            (1.17)% (0.92)%  (0.45)% (3)
Portfolio turnover        134%    95%      55%  (2)
Net assets at end of year
(000's omitted)         $12,610  $26,764  $25,705
=================================================


*Commencement of operations was June 19, 2000.


			   Managers Special Equity Fund
                        -------------------------------------------------
			 2002 	   2001     2000        1999       1998
                        ------    ------    ------     ------    --------
Net Asset Value,	$70.59    $76.82    $91.42     $61.23    $61.18
Beginning of Year

Income from Investment
Operations:
  Net investment loss    (0.34)   (0.18)    (0.12)     (0.29)     (0.14)
  Net realized and
  unrealized gain (loss)
   on investments       (15.17)   (6.05)    (2.71)     33.30       0.26
Total from investment   ------   ------     ------     -----      -----
    operations          (15.51)   (6.23)    (2.83)     33.01       0.12

Less Distributions to
    Shareholders from:
  Net realized gain on
    investments             -        -     (11.77)     (2.82)     (0.07)
  Net Asset Value,
   End of Year          $55.08   $70.59    $76.82     $91.42     $61.23
                        ======   ======    =======    =======    =========
Total Return (1)       (21.98)% (8.07)%    (2.56)%     54.11%      0.20%

Ratio of net expenses to
   average net assets(1) 1.31%   1.29%      1.26%       1.31%      1.34%
Ratio of total expenses to
  average net assets (1) 1.32%   1.30%      1.26%       1.31%      1.34%
Ratio of net investment
  loss to average
   net assets           (0.56)% (0.27)%    (0.16)%     (0.47)%    (0.26)%
Portfolio turnover        67%     62%        69%         89%        64%
Net assets at end of year
(000's omitted)      $2,020,821 $2,295,234 $2,132,376 $1,543,150 $959,939
==========================================================================


Financial Highlights
For a share outstanding throughout the each fiscal year ended
December 31,
-------------------------------------------------------------------------

				Managers International Equity Fund
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$37.61    $49.38    $58.71     $48.85     $45.58

Income from Investment
Operations:
  Net investment income   0.19      0.20 (4)  0.27       0.35       0.54
  Net realized and
  unrealized gain (loss)
   on investments        (6.48)  (11.72) (4) (5.38)     11.96       6.06
Total from investment   ------    ------    ------      ------    -------
    operations		 (6.29)  (11.52)     (5.11)     12.31       6.60

Less Distributions to
    Shareholders from:
  Net investment income  (0.10)   (0.25)     (0.24)     (0.35)     (0.37)
  Net realized gain on
    investments		    -        -	     (3.98)     (2.10)     (2.96)
Total distributions      ------   ------     ------     ------    -------
    to shareholders      (0.10)   (0.25)     (4.22)     (2.45)     (3.33)
  Net Asset Value,
   End of Year           $31.22   $37.61     $49.38     $58.71     $48.85
                         ======   ======    =======     =======   =======
Total Return (1)        (16.71)% (23.35)%    (8.46)%    25.28%     14.54%

Ratio of net expenses to
   average net assets (1) 1.54%    1.45%      1.41%      1.40%      1.41%
Ratio of total expenses
to average net assets (1) 1.56%    1.46%      1.42%      1.41%      1.42%
Ratio of net investment
  income to average
   net assets             0.54%    0.46% (4)  0.42%      0.66%      1.05%
Portfolio turnover	   132%     108%        99%         43%       56%
Net assets at end of year
(000's omitted)        $362,561  $560,602   $656,630   $704,209   $552,826
==========================================================================



			     Managers Emerging Markets Equity Fund
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998*
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Period     $9.56     $9.63     $14.67     $7.74       $10.00

Income from Investment
Operations:
  Net investment income
   (loss)                0.03     (0.01)     (0.04)     0.03        (0.01)
  Net realized and
  unrealized gain (loss)
   on investments       (0.79)    (0.04)     (3.90)     6.93        (2.25)
Total from investment   ------    ------     ------    ------      --------
    operations          (0.76)    (0.05)     (3.94)     6.96        (2.26)

Less Distributions to
    Shareholders from:
  Net investment income    -         -          -      (0.03)          -
  Net realized gain on
    investments            -      (0.02)     (1.10)       -            -
Total distributions      ------   ------     ------    ------       --------
    to shareholders        -      (0.02)     (1.10)    (0.03)          -
  Net Asset Value,
   End of Period         $8.80    $9.56      $9.63     $14.67         $7.74
                         ======   ======     =======   =======      ========
Total Return (1)	 (7.95)%  (0.57)%    (26.69)%   90.06%       (22.60)% (2)

Ratio of net expenses to
   average net assets (1) 1.97%    1.94%       1.98%     1.85%         2.54%
(3)
Ratio of total expenses
to average net assets (1) 2.18%    2.36%       2.48%     2.52%         3.57%
(3)
Ratio of net investment
  income (loss) to
   average net assets     0.32%   (0.09)%     (0.34)%    0.37%
(0.09)% (3)
Portfolio turnover	    68%       69%         40%     119%           89% (2)
Net assets at end of year
(000's omitted)		$22,211   $15,202    $12,390   $12,434       $4,677
==============================================================================


*Commencement of operations was February 9,1998.

Financial Highlights
For a share outstanding throughout the each fiscal year ended
December 31,
-------------------------------------------------------------------------


				Managers Intermediate Bond Fund
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year       $19.41    $19.20    $18.90     $19.49     $19.51

Income from Investment
Operations:
  Net investment income   0.70      0.98 (4)  1.05       1.00       1.02
  Net realized and
  unrealized gain (loss)
   on investments	 (0.99)     0.25 (4)  0.31      (0.59)      0.00
Total from investment    ------   ------    ------      ------    -------
    operations           (0.29)     1.23      1.36       0.41       1.02

Less Distributions to
    Shareholders from:
  Net investment income  (0.97)    (1.02)    (1.06)     (1.00)     (1.04)

  Net Asset Value,
   End of Year          $18.15    $19.41     $19.20     $18.90    $19.49
                        =======   ======    =======     =======   =======
Total Return (1)        (1.51)%    6.50%      7.40%      2.21%     5.36%

Ratio of net expenses to
   average net assets (1) 1.26%    1.26%      1.26%      1.29%     1.32%
Ratio of total expenses
to average net assets (1) 1.26%    1.26%      1.26%      1.29%     1.33%
Ratio of net investment
  income to average
   net assets             4.59%    4.90% (4)  5.57%      5.20%     5.22%
Portfolio turnover         222%     153%        90%        92%      115%
Net assets at end of year
(000's omitted)          $7,674   $20,752   $20,690     $17,866   $18,408
==========================================================================



					Managers Bond Fund
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$22.32 	  $21.75    $21.45     $22.19	  $23.72

Income from Investment
Operations:
  Net investment income   1.24      1.44      1.49       1.45       1.46
  Net realized and
  unrealized gain (loss)
   on investments         1.12      0.60      0.48      (0.65)     (0.69)
Total from investment   ------    ------    ------     ------    --------
    operations            2.36      2.04      1.97       0.80       0.77

Less Distributions to
    Shareholders from:
  Net investment income  (1.24)    (1.45)    (1.50)     (1.45)     (1.45)
  Net realized gain (loss)
    on investments          -      (0.02)    (0.17)     (0.09)     (0.85)
Total distributions      ------    ------    ------     ------    --------
    to shareholders      (1.24)    (1.47)    (1.67)     (1.54)     (2.30)
  Net Asset Value,
   End of Year           $23.44    $22.32    $21.75     $21.45     $22.19
                         ======    ======    =======    =======   ========
Total Return (1)          10.98%     9.64%    9.44%       3.66%     3.34%

Ratio of net expenses to
   average net assets (1) 1.00%      1.18%    1.19%       1.25%     1.21%
Ratio of total expenses
to average net assets (1) 1.17%      1.18%    1.20%       1.26%     1.21%
Ratio of net investment
  income to average net
   assets                 5.55%      6.45%    6.91%       6.52%     6.18%
Portfolio turnover          24%        16%      10%         39%       55%
Net assets at end of year
(000's omitted)		$128,341    $66,817  $51,383     $33,389   $42,730

============================================================================

Financial Highlights
For a share outstanding throughout the each fiscal year ended
December 31,
-------------------------------------------------------------------------


				Managers Global Bond Fund
                        -------------------------------------------------
			 2002 	   2001      2000 	1999 	   1998
                        ------    ------    ------     ------     -------
Net Asset Value,
Beginning of Year	$17.97    $18.98    $19.44     $22.38     $20.93

Income from Investment
Operations:
  Net investment income   0.81      0.57 (4)  0.72       0.82       0.92
  Net realized and
  unrealized gain (loss)
   on investments         2.57    (1.33) (4) (1.06)     (3.05)      3.08
Total from investment   ------    ------    -------    ------     -------
    operations		  3.38    (0.76)     (0.34)     (2.23)      4.00

Less Distributions to
    Shareholders from:
  Net investment income  (0.55)      -       (0.12)     (0.49)     (1.16)
  Net realized gain on
    investments          (0.22)   (0.25)        -       (0.22)     (1.39)
Total distributions     ------    ------    -------    ------     -------
    to shareholders      (0.77)   (0.25)     (0.12)     (0.71)     (2.55)
  Net Asset Value,
   End of Year          $20.58    $17.97    $18.98     $19.44      $22.38
                        ======    ======    =======    =======     =======
Total Return (1)         18.85%    (4.10)%   (1.62)%    (9.97)%     19.27%

Ratio of net expenses to
   average net assets (1) 1.55%     1.45%     1.47%       1.54%      1.53%
Ratio of total expenses
to average net assets (1) 1.56%     1.46%     1.50%       1.54%      1.56%
Ratio of net investment
  income to average
   net assets             4.01%     2.87% (4) 4.07%       3.77%      4.14%
Portfolio turnover	   220%	     244%      176%        171%       232%
Net assets at end of year
(000's omitted)		$19,746    $19,879   $22,723     $19,073    $22,067
============================================================================




The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.
(1) See Note 1(c) of "Notes to Financial Statements."
(2) Not Annualized.
(3) Annualized.
(4) Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing premium and discount on all debt securities, as required.The effect of this change during the year ended ecember 31, 2001 on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity, Intermediate
    Bond and Global Bond would have been 0.46%, 5.22% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

Notes to Financial Statements
December 31,2002
--------------------------------------------------------------------
(1) Summary of Significant Accounting Policies
----------------------------------------------
The Managers Funds (the "Trust")is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended
(the "1940 Act"). Currently, the Trust is comprised of 10 investment series. Included in this report are six equity funds, Managers Value Fund ("Value"), Managers Capital Appreciation Fund ("Capital Appreciation"), Managers Small Company Fund ("Small Company"), Managers Special Equity Fund ("Special Equity"), Managers International Equity Fund ("International Equity") and Managers Emerging Markets Equity Fund ("Emerging Markets Equity") (collectively the "Equity Funds") and three fixed-income funds, Managers Intermediate Bond Fund ("Intermediate Bond"), Managers Bond Fund ("Bond"), and Managers Global Bond Fund ("Global Bond")
(collectively the "Fixed-Income Funds"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments
----------------------------
Equity securities traded on a domestic or international securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields,maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) Security Transactions
-------------------------
Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses
----------------------------------
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund's expenses. For the year ended December 31, 2002, under these arrangements the custody expenses were reduced as follows: Value - $36,341; Capital Appreciation -$52,148; Special Equity - $155,269; Small Company - $2,988; and International Equity - $68,800.

In addition,each of the Funds had a "balance credit" arrangement with State Street Bank ("SSB"), the Funds' custodian prior to August 26, 2002, whereby each Fund was credited with an interest factor equal to 75% of the nightly Fed Funds Rate for account balances left uninvested overnight. Beginning August 26, 2002, the Funds have an arrangement with the Bank of New York ("BNY") whereby each Fund is credited with an interest factor equal to 1% below the effective 90 day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended
December 31, 2002, the custodian

---------------------------------------------------------------------
expense was reduced under the SSB arrangement as follows: Value - $360; Capital Appreciation - $4,950; Small Company - $183; Special Equity - $7,481; International Equity - $6,567; Emerging Markets Equity - $1,128; Intermediate Bond - $215; Bond - $1,161; and Global Bond - $895.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. ("AMG"), has contractually agreed, through at least May 1, 2003, to waive fees and pay or reimburse
Small Company, Emerging Market Equity, and Bond to the extent that the total operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.45% effective March 8, 2002 (previously 1.30%), 1.99% effective March 8, 2002, and 0.99%
effective February 1, 2002, respectively,of each Fund's average daily net assets. Each Fund is obligated to repay the Investment Manager such amount waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such year to exceed 1.45%, 1.99%, and 0.99%, respectively, of the Funds' average daily net assets. At December 31, 2002, the cumulative amount of the reimbursement for Small Company, Emerging Markets Equity, and Bond is $180,857, $34,850, and $160,288, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

(d) Dividends and Distributions
-------------------------------
Dividends resulting from net investment income, if any, normally will be declared and paid annually for Global Bond and the Equity Funds, except for Value. Dividends resulting from net investment income, if any, normally will be declared and paid quarterly for Value and monthly for Bond and Intermediate Bond. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during 2002 were as follows:


		         Value	             Capital Appreciation      Special Equity	     International Equity
		     2002	2001	     2002	2001	       2002	  2001	     2002	2001

-----------------------------------------------------------------------------------------------------------------
Distributions
paid from:
Ordinary Income	    $344,183    $230,806     $     -    $    -         $     -    $    -     $1,120,045 $3,754,244
Short-Terma Capital
	Gains	      18,462     224,504           -         -               -         -           -          -
Long-Term Capital
	Gains        230,471   1,930,737           -         -               -         -           -          -

------------------------------------------------------------------------------------------------------------------
		    $593,116  $2,386,047     $     -    $    -         $     -    $    -     $1,120,045 $3,754,244
------------------------------------------------------------------------------------------------------------------



		     Emerging Markets        Intermediate Bond              Bond	     Global Bond
		     2002	2001	     2002	2001	       2002	  2001	     2002	2001
------------------------------------------------------------------------------------------------------------------
Distributions
paid from:
Ordinary Income	    $      -     $      -    $1,059,253 $1,110,293     $5,176,925 $3,847,747 $517,386   $     -
Short-Terma Capital
	Gains              -            -          -          -              -          -     202,091      271,112
Long-Term Capital
	Gains              -        24,396         -          -              -        67,645    -             -

------------------------------------------------------------------------------------------------------------------
		    $      -     $  24,396   $1,059,253 $1,110,293     $5,176,925 $3,915,392 $719,477   $  271,112
------------------------------------------------------------------------------------------------------------------




As of December 31, 2002, the components of distributable earnings
(excluding unrealized appreciation/depreciation) on a tax basis consisted of:


					Capital 	Special 	Small 		International
			Value 		Appreciation 	Equity 		Company 	Equity
------------------------------------------------------------------------------------------------------
Capital loss
carryforward          $ (5,881,884)    $ (153,776,144) $ (449,402,112) $ (9,234,166)   $ (145,132,459)

Undistributed
ordinary income             18,291           -                -                -               361,043
-------------------------------------------------------------------------------------------------------
		       $ (5,863,593)	$ (153,776,144)	$ (449,402,112)	$ (9,234,166)	$ (144,771,416)
-------------------------------------------------------------------------------------------------------



			Emerging	Intermediate			Global
			Markets		Bond		Bond		Bond
------------------------------------------------------------------------------------
Capital loss
carryforward          $ (5,403,951)    $ (9,510,368)  $    (19,346)    	$  (82,421)

Undistributed
ordinary income             68,494           68,873        120,528         408,977
------------------------------------------------------------------------------------
		       $ (5,335,457)	$ (9,441,495)	$   101,182	$  326,556
------------------------------------------------------------------------------------

-------------------------------------------------------------

(e) Organization Costs (Emerging Markets Equity only)
-----------------------------------------------------
Organization and registration related costs of $10,588 that had been deferred and amortized over a period of time not to exceed 60 months from the commencement of operations on February 9, 1998 have been fully amortized as of December 31,2002.

(f) Federal Taxes
-----------------
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended;
to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(g) Capital Loss Carryovers
---------------------------
As of December 31,2002, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31,2010.

			Capital Loss
Fund 			Carryover Amount 	Expires Dec. 31,
-------------------     ----------------        ----------------
Value 			$  5,881,884 		2010

Capital Appreciation   	 122,787,551 		2009
			  30,988,593 		2010

Small Company 		   1,266,755 		2008
			   6,267,133 		2009
		           1,700,278 		2010

Special Equity 		 207,747,048 		2009
			 241,655,063 		2010

International Equity 	  52,865,926 		2009
			  92,266,533 		2010

Emerging Markets 	   1,758,199 		2009
			   3,645,752 		2010

Intermediate Bond 	   7,662,253 		2003
			      70,508 		2004
			     179,401 		2005
			     212,653 		2007
			     165,024 		2008
			   1,220,529 		2010

Bond 			      19,346 		2009

Global Bond 		      82,421 		2010


(h) Capital Stock
-----------------
The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2002, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Value - one owns 16% ; Capital Appreciation - one owns 21% ;
Special Equity - one owns 27%; International Equity - two own 46%; Emerging Markets Equity - two own 53%; and Bond - three own 53%.

(i) Repurchase Agreements
-------------------------
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral,including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to

-------------------------------------------------------------
the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(j) Foreign Currency Translation
--------------------------------
The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates
-----------------------------------------------
The Trust has entered into a Fund Management Agreement under which the Investment Manager provides or oversees investment advisory and management services to the Funds. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. The Funds are distributed by Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. Certain trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Investment advisory and management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 2002, were as follows:

				Investment Advisory
Fund 				and Management Fee
-------------------------       --------------------
Value 					0.75%
Capital Appreciation 			0.80%
Small Company 				0.90%
Special Equity 				0.90%
International Equity 			0.90%
Emerging Markets Equity 		1.15%*
Bond 			       	       0.625%
Global Bond 				0.70%
Intermediate Bond 			0.50%


*For the period January 1, 2002 to March 7, 2002, the Investment
Manager voluntarily waived its portion of the investment advisory and management fee, amounting to $12,813, or 0.40% on an annualized basis.

The Trust has entered into a Administration and Shareholder
Servicing Agreement under which The Managers Funds LLC serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds'shareholders. During the year ended December 31, 2002, each of the Funds, except Global Bond, paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. Global Bond paid a fee to the Administrator at the rate of 0.20% per annum of the Fund's average daily net assets.

Prior to August 26, 2002, Rexiter Capital Management Ltd., the portfolio manager for Emerging Markets Equity, was an affiliate of the Fund's custodian and transfer agent, and pursuant to its Portfolio Management Agreement, is entitled to receive a fee from the Investment Manager not to exceed 0.75% of the average daily net assets.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $20,000. In addition, the in-person and tele-phonic meeting fees the Trustees receive are $1,000 and $500 per meeting, respectively. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trust and other affiliated funds in the complex.

-------------------------------------------------------------------------
(3) Purchases and Sales of Securities
-------------------------------------
Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2002, were as follows:


				     Long-Term Securities            U.S.Government Securities
				-----------------------------  	--------------------------------
Fund 				 Purchases 	 Sales 		 Purchases 	 Sales
------------------------       ------------- ----------------- -------------- --------------------
Value 				$29,652,099 	$28,514,530 		N/A 		N/A
Capital Appreciation 		196,982,125 	224,754,245 		N/A 		N/A
Small Company 			 28,140,828	 35,841,731 		N/A 		N/A
Special Equity 		      1,644,116,219   1,376,668,921 		N/A 		N/A
International Equity 		571,710,644 	685,456,109 		N/A      $3,257,152
Emerging Markets Equity 	 23,956,196	 15,480,840 		N/A 		N/A
Bond 				 77,637,669 	 22,079,381 	   $471,719 	  1,624,219
Global Bond 			 41,432,225 	 42,803,675 	  3,359,398       7,209,915
Intermediate Bond 		 43,704,387 	 54,907,989 	 15,698,573 	 16,707,707


(4) Portfolio Securities Loaned
-------------------------------
The Funds may participate in a securities lending program providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5) Forward Commitments
-----------------------
Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S.government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

(6) Tax Information
-------------------
Pursuant to Section 852 of the Internal Revenue Code, none of the Funds had any 20% capital gain distributions for the year ended December 31,2002.

(7) Forward Foreign Currency Contracts
--------------------------------------
During the year ended December 31, 2002, International Equity and Global Bond invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds' financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds, except Value, Capital Appreciation, Small Company and Special Equity may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

---------------------------------------------------------------------
Open forward foreign currency exchange contracts at December
31,2002,were as follows:


					International Equity
					--------------------
Foreign Currency 		Settlement Date  Current Value	Unrealized Gain/Loss
----------------------          ---------------  -------------  --------------------
Japanese Yen Buy Contracts
(Payable Amount $6,700,000)	   01/24/03 	  $(6,906,198)	  $(206,198)
						 =============	 ============
Foreign Currency
----------------------
Japanese Yen Sell Contracts
(Receivable Amount $6,700,000)     01/24/03       $ 6,700,000 	   $	-
						 =============	 ============


						Global Bond
						-----------
						 Current Value	  Unrealized Gain/Loss
Foreign Currency 		Settlement Date (in U.S. Dollars)  (in U.S. Dollars)
----------------------          ---------------  -------------    --------------------
euro Contracts
(Payable Amount $187,776)         01/03/03         $(188,753)      $	(977)
						 =============	  ============
euro Contracts
(Receivable Amount $187,776)       01/03/03         $ 187,776       $	 -
						 =============	  ============



(8) Futures Contracts Held or Issued for Purposes other than Trading
--------------------------------------------------------------------
International Equity uses interest-rate futures contracts for risk management purposes in order to reduce fluctuations in net asset value relative to the Fund's targeted option-adjusted duration. Daily changes in the contract value are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund had the following open futures contracts as of December 31, 2002:


			Number of 			Expiration 	Unrealized
	Type		Contracts 	Position 	  Month 	Gain/(Loss)
--------------------   -----------     -----------     -------------   -------------
3-Month Eurodollar 	   45 	    	   Long 	March 2003 	$(27,912)
                                                                       =============

(9) Transactions with Affiliated Companies
------------------------------------------
An affiliated company is a company in which a fund has ownership of at least 5% of the voting securities. Transac-tions during the year ended December 31, 2002, with companies which are or were affiliates are as follows:

Summary of ransactions with Affiliated Companies -Special Equity
----------------------------------------------------------------

			Purchase 	Sales 		Dividend 	Market
Affiliate 		  Cost 		 Cost 		 Income 	Value
---------------------   -------------- -------------    -------------  --------------
Axsys Technologies,Inc.	$	-	$	-	$	-	$3,634,800
Anaren Microwave,Inc.    2,936,139       1,559,978 		-	10,215,920
uckwall-ALCO Stores,Inc.   961,537 	    38,500 		-	 2,713,410
Meristar Hospitality
Corp.			17,704,621 		-	      11,950 	14,850,000
New Focus, Inc. 	 1,709,698 	 2,700,473 		-	16,406,784
                        -------------- -------------    -------------  --------------
Totals 		        $23,311,995 	$4,298,951 	$     11,950 	$47,820,914
                        -------------- -------------    -------------  --------------

Report of Independent Accountants
----------------------------------------------------------------------
To the Trustees of The Managers Funds and the Shareholders of
Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund,Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund,
Managers Intermediate Bond Fund, and Managers Global Bond Fund:

In our opinion,the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Intermediate Bond Fund, and Managers Global Bond Fund (nine of the series constituting The Managers Funds, hereafter referred to as the "Funds"), at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements")are the responsibility of the Funds'management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2003

Trustees and Officers (unaudited)
--------------------------------------------------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds'activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds'performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees
--------------------

		POSITION(S) HELD			NUMBER        OTHER
NAME,		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
ADDRESS         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY
TRUSTEES
AND AGE		   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Jack W.Aber	Trustee since 	 Professor of Finance,	     22		Director of Appleton
DOB: 9/9/37	1999		 Boston University 				Fund
				 School of Management			Director of Third Avenue
				 (1972-Present)					Trust
-------------   ---------------- ---------------------  ------------- ---------------------------
William E.	Trustee since	 President and Owner,	     22		Director of Third Trust
Avenue          1999
Chapman,II			 Longboat Retirement
DOB: 9/23/41			 Planning Solutions
				 (1998-Present);
				 Hewitt Associates,LLC
				 (part time)(provider
				 of Retirement and
				 Investment Education
				 Seminars); President,
				 Retirement Plans Group,
				 Kemper Funds (1990-1998)
-------------   ---------------- ---------------------- ------------- ---------------------------
Edward J.	Trustee since	 Partner, Hepburn Willcox     22	Director of Third Avenue
Kaier		1999		 Hamilton & Putnam (1977-			Trust
DOB: 9/23/45			 Present)
-------------   ---------------- ---------------------- ------------- ---------------------------
Madeline H.	Trustee since 	 Member,Investment	      14		None
McWhinney	1987		 Committee, New Jersey
DOB :3/11/22			 Supreme Court (1990-
  				 Present); Member,
 				 Advisory Board on
				 Professional Ethics,
				 New Jersey Supreme
				 Court (1983-1998);
				 President, Dale, Elliott
				 & Company, Inc.
				 (Management Consultant)
				 (1977-1994)
-------------   ---------------- ---------------------- ------------- ---------------------------
Steven J. 	Trustee since	 Executive Vice President,    14		None
Paggioli	1993		 Secretary and Director,
DOB:4/3/50			 Investment Company
				 Administration, LLC
				 (1990-2001); Trustee,
				 Professionally Managed
				 Portfolios, (1991-2001);
				 Consultant, formerly
				 Executive Vice President
				 and Director, The
				 Wadsworth Group (1986-
				 2001); Vice President,
				 Secretary and Director,
				 First Fund Distributors,
				 Inc.(1991-2001)
-------------   ---------------- ---------------------- ------------- ---------------------------
Eric Rakowski	Trustee since	 Professor, University of     22	Director of Third Avenue
DOB:6/5/58	1999		 California at Berkeley				Trust
				 School of Law (1990-			Director of Third Avenue
				 Present); Visiting 			  Variable Series Trust
				 Professor, Harvard Law
				 School (1998-1999)
-------------   ---------------- ---------------------- ------------- ---------------------------
Thomas R.	Trustee since	 Professor of Finance, 	      14		None
Schneeweis	1987		 University of Massa-
DOB :5/10/47			 chusetts (1985-Present);
				 Managing Director,
				 CISDM at the University
				 of Massachusetts, (1994-
				 Present); President and
				 Chief Executive Officer,
				 Schneeweis Partners, LLC
				 (2001-Present)
-------------   ---------------- ---------------------- ------------- ---------------------------


Trustees and Officers (continued) (unaudited)
--------------------------------------------------------------------------
Interested Trustees (1)
-----------------------


		POSITION(S) HELD			NUMBER        OTHER
NAME,		WITH TRUST AND	 PRINCIPAL OCCUPATIONS  OF FUNDS IN   DIRECTORSHIPS
ADDRESS         LENGTH OF TIME	 DURING PAST 5 YEARS	FUND COMPLEX  HELD BY TRUSTEES
AND AGE		   SERVED	 			OVERSEEN BY
							 TRUSTEE
-------------   ---------------- ---------------------  ------------- ---------------------------
Sean M.Healey	Trustee since	 President and Chief 	      22		None
DOB:5/9/61	1999		 Operating Officer,
				 Affiliated Managers
				 Group,Inc.(1999-Present);
			         Director,Affiliated
				 Managers Group,Inc.
				 (2001-Present);
				 Executive Vice President,
				 Affiliated Managers Group,
				 Inc.(1995-1999); Vice
				 President, Goldman, Sachs
				 & Company (1987-1995)
-------------   ---------------- ---------------------- ------------- ---------------------------
Peter M.	President since  President and Chief 	       22		None
Lebovitz	1999;		 Executive Officer,
DO :1/18/55	Trustee since 	 The Managers Funds
		2002		 LLC (1999-Present);
				 President, Managers
				 Distributors, Inc. (2000-
				 Present); Director of
				 Marketing, The Managers
				 Funds, LP (1994-1999);
				 Director of Marketing,
				 Hyperion Capital
				 Management, Inc. (1993-
				 1994); Senior Vice
				 President, Greenwich
				 Asset Mgmt.,Inc. (1989-
				 1993)
-------------   ---------------- ---------------------- ------------- ---------------------------


Officers
--------

		POSITION(S) HELD
NAME,		WITH TRUST AND	 PRINCIPAL OCCUPATIONS
ADDRESS         LENGTH OF TIME	 DURING PAST 5 YEARS
TRUSTEES
AND AGE		   SERVED
-------------   ---------------- --------------------------------------
Donald S. 	Treasurer since  Director, Finance and Planning, The
Rumery		1995		 Managers Funds LLC,(1994-Present);
DOB:5/29/58	Secretary since  Treasurer and Chief Financial Officer,
		1997		 Managers Distributors, Inc. (2000-Present);
				 Treasurer and Secretary, Managers Trust I;
				 Treasurer and Secretary, Managers Trust II
				 and Treasurer of Managers AMG Funds

-------------   ---------------- --------------------------------------
Galan G.Daukas	Chief Financial	  Chief Financial Officer,Managers Trust I,
DOB:10/24/63	Office since 2002 Managers Trust II and Managers AMG Funds;
				  Chief Operating Officer, The Managers Funds
				  LLC (2002-Present); Chief Operating Officer
				  and Chairman of the Management Committee,
				  Harbor Capital Management Co., Inc. (2000-
				  2002); Chief Operating Officer, Fleet
				  Investment Advisors (1992-2000)
-------------   ---------------- ---------------------------------------


(1) Mr.Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.
Mr.Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

                             MANAGERS
                             --------
Investment Manager
and Administrator
----------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk,Connecticut 06854-2325
(203)857-5321 or (800)835-3879

Distributor
----------------------
Managers Distributors,Inc.
40 Richards Avenue
Norwalk,Connecticut 06854-2325
(203)857-5321 or (800)835-3879

Custodian
----------------------
The Bank of New York
101 Barclay Street,13th Floor
New York,New York 10286

Legal Counsel
----------------------
Goodwin Procter LLP
Exchange Place
Boston,Massachusetts 02109

Transfer Agent
----------------------
Boston Financial Data Services,Inc.
Attn:The Managers Funds
P.O.Box 8517
Boston,Massachusetts 02266-8517
(800)252-0682

For ManagersChoice Only
------------------------
PFPC Brokerage Services,Inc.
P.O.Box 61487
King of Prussia,Pennsylvania 19406-0897
(800)358-7668.

                             MANAGERS
                             --------

The Managers Funds
==================
Equity Funds:
----------------------
VALUE FUND
	Armstrong Shaw Associates Inc.
	Osprey Partners Investment Management,LLC

CAPITAL APPRECIATION FUND
	Essex Investment Management Co.,LLC
	Holt-Smith &Yates Advisors,Inc.
SMALL COMPANY FUND
	Kalmar Investment Advisers,Inc.
SPECIAL EQUITY FUND
	Donald Smith &Co.,Inc.
	Pilgrim Baxter &Associates,Ltd.
	Westport Asset Management,Inc.
	Kern Capital Management LLC
	Skyline Asset Management,L.P.
INTERNATIONAL EQUITY FUND
	Deutsche Asset Management
	Bernstein Investment Research and Management
	Mastholm Asset Management,L.L.C.
EMERGING MARKETS EQUITY FUND
	Rexiter Capital Management Limited
	U.S.STOCK MARKET PLUS FUND
	Smith Breeden Associates,Inc.

Income Funds:
----------------------
MONEY MARKET FUND
	J.P.Morgan Fleming Asset Management (USA),Inc.
SHORT DURATION
GOVERNMENT FUND
	Smith Breeden Associates,Inc.
TOTAL RETURN BOND FUND
	Merganser Capital Management LP
IINTERMEDIATE BOND FUND
	Loomis,Sayles &Co.,L.P.
INTERMEDIATE DURATION
GOVERNMENT FUND
	Smith Breeden Associates,Inc.
BOND FUND
	Loomis,Sayles &Co.,L.P.
GLOBAL BOND FUND
	Loomis,Sayles &Co.,L.P.

Managers AMG Funds
==================
Equity Funds:
----------------------
ESSEX AGGRESSIVE GROWTH FUND
	Essex Investment Management Company,LLC
FRONTIER GROWTH FUND
FRONTIER SMALL COMPANY VALUE FUND
	Frontier Capital Management Co.,LLC
FIRST QUADRANT TAX-MANAGED EQUITY FUND
	First Quadrant,L.P.
RORER LARGE-CAP FUND
RORER MID-CAP FUND
	Rorer Asset Management,LLC
SYSTEMATIC VALUE FUND
	Systematic Financial Management,LLP
BURRIDGE SMALL CAP GROWTH FUND
	The Burridge Group LLC



This report is prepared for the information of shareholders.It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus, which is available by calling 1-800-835-3879. Distributed by Managers Distributors,Inc.,a NASD member.


            www.managersfunds.com
             www.managersamg.com
            www.managerschoice.com